As Filed with the Securities and Exchange Commission on April 29, 2013
Registration Nos. 333 - 103492
811 – 21313

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ X ]

[ ] Pre-Effective Amendment No.
[ x ] Post-Effective Amendment No. 12

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ X ]

[ x ] Amendment No. 12

AMERICAN FIDELITY SEPARATE ACCOUNT C
(Exact Name of Registrant)

AMERICAN FIDELITY ASSURANCE COMPANY
(Name of Depositor)

2000 N. CLASSEN BOULEVARD, OKLAHOMA CITY, OKLAHOMA	73106
(Address of Depositor’s Principal Executive Offices)	(Zip Code)

Depositor’s Telephone Number, Including Area Code	405.523.2000

Stephen P. Garrett	Copies to:
Senior Vice President and General Counsel
American Fidelity Assurance Company	Jennifer Wheeler
2000 N. Classen Boulevard	McAfee & Taft
Oklahoma City, Oklahoma 73106	A Professional Corporation
(Name and Address of Agent for Service)	10th Floor, Two Leadership Square
Oklahoma City, OK 73102-7103

Approximate Date of Proposed Public Offering:	As soon as practicable after effectiveness of the Registration Statement

It is proposed that this filing will become effective (check appropriate box)
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[ x ] on May 1, 2013 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485
[ ] on (date) pursuant to paragraph (a) (1) of Rule 485

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:	Group variable annuity contracts

457(b) Group Variable Annuity
from

May 1, 2013

457(b) Group Variable Annuity

issued by

American Fidelity Separate Account C

and

American Fidelity Assurance Company

PROSPECTUS
May 1, 2013

American Fidelity Separate Account C (“Separate Account C”) is offering group annuity contracts to state and local government employers for use in Eligible Deferred Compensation Plans as defined in Section 457(b) of the Internal Revenue Code, as amended.  This prospectus describes all of the material features of the policy, which is issued by us, American Fidelity Assurance Company, in the form of group contracts between American Fidelity Assurance Company and the state or local government employer.  Our home office is at 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106.

The 457(b) Group Variable Annuity is a group deferred, flexible payment annuity policy.  You have 17 investment options in the annuity — the Guaranteed Interest Account, which is a fixed investment option, and 16 variable investment options, each of which corresponds with one of the following eligible portfolios:

American Fidelity Dual Strategy Fund, Inc.®
American Century Variable Portfolios, Inc.
VP Balanced Fund
VP Capital Appreciation Fund
VP Income & Growth Fund
VP International Fund
BlackRock Variable Series Funds, Inc.
Basic Value V.I. Fund
Capital Appreciation V.I. Fund
Value Opportunities V.I. Fund

The Dreyfus Socially Responsible Growth Fund, Inc.
The Dreyfus Stock Index Fund, Inc.
Dreyfus Variable Investment Fund
International Value Portfolio
Dreyfus Investment Portfolios
Technology Growth Portfolio
Vanguard® Variable Insurance Fund*
Balanced Portfolio
Capital Growth Portfolio
Small Company Growth Portfolio
Total Bond Market Index Portfolio

This prospectus contains important information about Separate Account C that participants should know before investing in the 457(b) Group Variable Annuity.  Please keep this prospectus for future reference.  We filed a Statement of Additional Information with the Securities and Exchange Commission (“SEC”) dated May 1, 2012 that provides more information about the annuity we are offering.  You can get a copy of our Statement of Additional Information at no charge from us or from the SEC.  The SEC maintains a web site (www.sec.gov) that contains our Statement of Additional Information, material incorporated by reference in this prospectus, and other material that we file electronically with the SEC.  For a free copy of the Statement of Additional Information, call us at 800.662.1106 or write us at P.O. Box 25520, Oklahoma City, Oklahoma 73125-0520 or e-mail us at va.help@af-group.com.

Our Statement of Additional Information is incorporated by reference in this prospectus.  The table of contents of the Statement of Additional Information is on the last page of this prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.  This prospectus may only be used to offer the contract where the contract may be lawfully sold.  The contract and certain features described in the contact may only be available in certain states.
Please read this prospectus carefully and keep it for future reference.

* Vanguard is a trademark of The Vanguard Group, Inc.

GLOSSARY OF TERMS

Some of the terms used in this prospectus are technical.  To help you understand these terms, we have defined them below.

Account value:  The value of your participant account during the accumulation phase.

Accumulation period:  The period of time beginning when a participant elects to participate in the plan (the participant effective date) and ending when a participant begins receiving annuity payments (the date the participant account is closed).  Until a participant begins receiving annuity payments, the participant’s annuity is in the accumulation period.

Accumulation unit:  The unit of measurement used to keep track of the value of a participant’s interest in a sub-account during the accumulation period.

Annuitant:  The person on whose life annuity payments are based.

Annuity:  A series of installment payments either for a fixed period or for the life of the annuitant, or for the joint lifetime of the annuitant and another person.

Annuity date:  The date annuity payments begin.

Annuity options:  The various methods available to select as pay-out plans for an annuitant’s annuity payments.

Annuity payments:  Regular income payments you may receive from the policy during the annuity period.

Annuity period:  The period during which we make annuity payments.

Eligible portfolios:  The portfolios that serve as the Separate Account’s underlying investment options.  Each sub-account invests its assets into a corresponding portfolio.  Each portfolio (sometimes called a fund) has its own investment objective.

General account:  Our general account consists of all of our assets other than those assets allocated to Separate Account C or to any of our other separate accounts.

Guaranteed Interest Account option:  The fixed investment option within our general account which earns interest credited by us.

Investment options:  Your investment options consist of (1) the Guaranteed Interest Account, which is our fixed investment option, and (2) the sub-accounts, which are variable investment options.  We reserve the right to add, remove, or combine sub-accounts as eligible investment options.

Participant:  A person for whom an interest is maintained under a group variable annuity policy, generally an employee.

Participant account:  The account we maintain for you as a participant, reflecting the accumulation units credited to you.

Plan:  The 457(b) eligible defined contribution plan established and maintained by the policyholder as it exists on the date it is issued to the policyholder (the date of issue) and any subsequent amendment(s) to it.

Policy:  The 457(b) Group Variable Annuity.

Policyholder:  The owner of the policy, generally a state or local government employer or other identified on the application for which, and to whom, the policy is issued.

Policy year:  The annual period that begins on the date of issue and each anniversary of that date.  For purposes of determining a participant’s applicable withdrawal charges, this period begins with the participant effective date.

Portfolio companies:  The companies offering the portfolios in which the sub-accounts invest.

Purchase payment:  The money invested in the plan on behalf of a participant and allocated to a participant’s account.

Separate Account:  Our separate account that provides the variable investment options.  The separate account is called American Fidelity Separate Account C, which is a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

Sub-Account:  An investment division of Separate Account C.  Each sub-account invests its assets in shares of a corresponding eligible portfolio.

We, Us, Our:  American Fidelity Assurance Company, the insurance company offering the contract or policy.

You, Your:  A participant in the 457(b) Group Variable Annuity; generally, an employee.  Although we sometimes refer to “you” or a “participant” as having certain rights and abilities with respect to the policy, the policyholder, which is generally the employer, may actually be entitled to some or all of those rights and abilities.  Each participant should review the terms of the policy to determine how it applies to him or her, individually.

1

2

SUMMARY

In this summary, we discuss some of the important features of the 457(b) Group Variable Annuity policy.  Please read the entire prospectus for more detailed information about the policy and Separate Account C.  The policy is issued in connection with an eligible defined contribution plan pursuant to Section 457(b) of the Internal Revenue Code.

The 457(b) Group Variable Annuity.  In this prospectus, we describe the 457(b) Group Variable Annuity, a group deferred, flexible payment annuity policy that we offer.  The annuity policy is a group contract between a state or local government employer, as the policyholder on behalf of its participants, and us, American Fidelity Assurance Company, as the insurance company.  American Fidelity Assurance Company issues a single policy to the employer, who is then the policyholder.  The policy covers all present and future participating employees of the policyholder.  Through the 457(b) Group Variable Annuity, the plan provides a means for eligible employees to invest, on a tax deferred basis, in our Guaranteed Interest Account, a fixed investment option, and in the 16 sub-accounts, which are variable investment options.  Each of the sub-accounts invests in a corresponding eligible portfolio.

We designed the 457(b) Group Variable Annuity as a funding vehicle to be used with Section 457(b) Eligible Deferred Compensation Plans.  Participation in the 457(b) Group Variable Annuity should not be considered for those looking for a short-term investment or those that cannot afford to lose some or all of the money invested.

Like all deferred annuities, the 457(b) annuity has two periods: the accumulation period and the annuity period.  During the accumulation period, participants invest money in the annuity, at which point earnings accumulate on a tax deferred basis and are taxed as income only upon distribution.  Similarly, during the annuity period, earnings are taxed as income only upon distribution.  Annuity payments under the policy will be paid on a fixed basis only.  If the policy is issued pursuant to a qualified plan, the qualified plan will already provide tax-deferral; therefore, there should be other reasons for purchasing the policy pursuant to a qualified plan aside from the tax deferral feature.

The annuity period begins when the participant starts receiving regular payments under the annuity income options from his or her participant account.  Although annuity payments are paid on a fixed basis only, the amount of the payments a participant receives during the annuity period will depend on the amount of money invested and the performance of the selected investment options during the accumulation period.  Annuity payments and options are discussed elsewhere in this document.

Investment Options.  When purchase payments are made to a participant account, the payments will be allocated according to the instructions we receive from the participant or policyholder, as applicable.  A participant may allocate some or all of the money invested in his or her participant account to our fixed investment option, the Guaranteed Interest Account, or to one or more of the sub-accounts listed below, each of which is a variable investment option.  We reserve the right to add, combine or remove sub-accounts as investment options.

American Fidelity Dual Strategy Fund, Inc.®
American Century Variable Portfolios, Inc. – VP Balanced Fund
American Century Variable Portfolios, Inc. – VP Capital Appreciation Fund
American Century Variable Portfolios, Inc. – VP Income & Growth Fund
American Century Variable Portfolios, Inc. – VP International Fund
BlackRock Variable Series Funds, Inc. – Basic Value V.I. Fund
BlackRock Variable Series Funds, Inc. – Capital Appreciation V.I. Fund
BlackRock Variable Series Funds, Inc. – Value Opportunities V.I. Fund
The Dreyfus Socially Responsible Growth Fund, Inc.
The Dreyfus Stock Index Fund, Inc.
Dreyfus Variable Investment Fund – International Value Portfolio
Dreyfus Investment Portfolios – Technology Growth Portfolio
Vanguard® Variable Insurance Fund – Balanced Portfolio
Vanguard® Variable Insurance Fund – Capital Growth Portfolio
Vanguard® Variable Insurance Fund – Small Company Growth Portfolio
Vanguard® Variable Insurance Fund – Total Bond Market Index Portfolio

3

Each of the foregoing sub-accounts invests in a corresponding portfolio.  The portfolios offer professionally managed investment choices.  A complete description of each of the portfolios can be found in the prospectus for that particular portfolio.  Participants can make or lose money by investing in the variable investment options, depending on market conditions and the performance of the portfolio(s) that correspond with the sub-account(s) to which purchase payments are allocated.  Please see the information that appears on page 15 describing how you can obtain a copy of the portfolios’ prospectuses.

Our fixed investment option, the Guaranteed Interest Account, offers a minimum interest rate that is guaranteed by us.  While your money is in the Guaranteed Interest Account, we guarantee the interest your money will earn.  A participant may still be subject to a withdrawal charge in the event of a withdrawal from his or her participant account.

Taxes.  The earnings accumulated as a result of investments in the 457(b) Group Variable Annuity are not taxed until received as a distribution.  Because all of the contributions to the annuity are made, pursuant to the plan, on a pre-tax basis, all distributions will be subject to state and federal income tax unless the distribution is rolled over to an “eligible employer plan” or to an IRA in a direct rollover.  The participant will receive a special tax notice explaining the tax consequences of the distribution options available before receiving an eligible rollover distribution.

Withdrawals.  A participant may withdraw money from his or her participant account at any time during the accumulation period; however, a withdrawal charge may apply.  Additionally, certain restrictions exist under federal tax law and participants must be eligible for withdrawal under the terms of the 457(b) plan.  The minimum partial withdrawal is $250, but a withdrawal must not reduce the value of the participant account to less than $100.  Withdrawals and charges that may apply to withdrawals are discussed under “Withdrawals” on page 19.

Free Look.  The policyholder may return the policy to us or to our agent within 20 calendar days after it is delivered.  If returned, the policy will be void from the beginning and we will refund the greater of:  (i) the purchase payments paid or (ii) the account value as of the earlier of the date we receive the policy in our home office, or the date our agent receives the returned policy.

Questions.  If you have any questions about the 457(b) Group Variable Annuity or need more information, please contact us at:

American Fidelity Assurance Company
Annuity Services Department
P.O. Box 25520
Oklahoma City, Oklahoma 73125-0520
Telephone: 800.662.1106
E-mail: va.help@af-group.com

4

FEE TABLE

The following tables describe the fees and expenses participants will pay when buying, owning, and surrendering a policy.  The first table describes the withdrawal charge that applies when a withdrawal is made from a participant account or when a policy is surrendered.  State premium taxes (currently ranging from 0% to 3.5%) may also be deducted.

Transaction Expenses

Withdrawal Charge (as a percentage of the amount withdrawn)

Policy Year	Withdrawal Charge
1	8%
2	8%
3	8%
4	8%
5	8%
6	4%
7	4%
8	4%
9	4%
10	4%
11+	0%

The next table describes the fees and expenses that apply periodically during the life of a policy, not including the portfolio fees and expenses.

Separate Account Annual Expenses (as a percentage of average account value)	Current Fee(1)	Maximum Fee

Mortality and Expense Risk Charge	1.25%	1.25%
Account Fees and Expenses
Administrative Charge	0.15%	0.25%
Distribution Expense Charge	0.10%	0.25%
Total Separate Account Annual Expenses	1.50%	1.75%

_____________________________

(1)
We currently charge lower fees than the maximum allowed under the policy.  The current and maximum fees we may charge at the separate account level are shown in the Annual Expenses table.  We may increase the administrative charge and/or distribution expense charge, but neither will ever be more than 0.25% of the average daily value of a participant account invested in a portfolio.

5

The next table shows the minimum and maximum total operating expenses charged by the portfolio companies that you pay periodically while you own the policy.  Additional details about each portfolio’s fees and expenses are contained in the prospectus for each portfolio.

Total Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets, including management fees, distribution (12b-1) fees and other expenses)	MINIMUM 0.20%	MAXIMUM 1.42%

Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets)

American Fidelity Dual Strategy Fund, Inc. ®
Management Fees	0.50%
Other Expenses	0.00%
Total Annual Portfolio Operating Expenses	0.50%

American Century Variable Portfolios, Inc. (1)
VP Balanced Fund
Management Fees	0.90%
Other Expenses	0.01%
Total Annual Portfolio Operating Expenses	0.91%
VP Capital Appreciation Fund
Management Fees	1.00%
Other Expenses	0.00%
Total Annual Portfolio Operating Expenses	1.00%
VP Income & Growth Fund
Management Fees	0.70%
Other Expenses	0.00%
Total Annual Portfolio Operating Expenses	0.70%
VP International Fund
Management Fees	1.41%
Other Expenses	0.01%
Total Annual Portfolio Operating Expenses	1.42%

BlackRock Variable Series Funds, Inc. (2
Basic Value V.I. Fund
Management Fees	0.60%
Other Expenses(3)(4)	0.25%
Total Annual Portfolio Operating Expenses(3)(4)	0.85%
Capital Appreciation V.I. Fund
Management Fees	0.65%
Other Expenses(3)(4)	0.28%
Acquired Fund Fees and Expenses	0.01%
Total Annual Portfolio Operating Expenses(3)(4)	0.94%
Value Opportunities V.I. Fund
Management Fees	0.75%
Other Expenses(3)(4)	0.26%
Total Annual Portfolio Operating Expenses(3)(4)	1.01%
The Dreyfus Socially Responsible Growth Fund, Inc (5)
Management Fees	0.75%
Other Expenses	0.10%
Total Annual Portfolio Operating Expenses	0.85%

6

The Dreyfus Stock Index Fund, Inc. (5)
Management Fees	0.25%
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	0.28%

Dreyfus Variable Investment Fund (5)
International Value Portfolio
Management Fees	1.00%
Other Expenses	0.28%
Total Annual Portfolio Operating Expenses	1.28%

Dreyfus Investment Portfolios (5)
Technology Growth Portfolio
Management Fees	0.75%
Other Expenses	0.08%
Total Annual Portfolio Operating Expenses	0.83%

Vanguard® Variable Insurance Fund*
Balanced Portfolio
Management Expenses	0.19%
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses	0.26%
Capital Growth Portfolio
Management Expenses	0.22%
Other Expenses	0.19%
Total Annual Portfolio Operating Expenses	0.41%
Small Company Growth Portfolio
Management Expenses	0.20%
Other Expenses	0.18%
Total Annual Portfolio Operating Expenses	0.38%

Total Bond Market Index Portfolio
Management Expenses	0.16%
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	0.20%

* Vanguard is a trademark of The Vanguard Group, Inc.
____________________
(1)	American Century Variable Portfolios, Inc. Share Class I.
(2)	BlackRock Variable Series Funds, Inc. Share Class I.
(3)	BlackRock Variable Series Funds, Inc. Other expenses have been restated to reflect current fees.
(4)
BlackRock Variable Series Funds, Inc.:  The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report which does not include the Acquired Fund Fees and Expenses or the restatement of Other Expenses to reflect current fees..

(5)	The Dreyfus Socially Responsible Growth Fund, Inc., The Dreyfus Stock Index Fund, Inc., Dreyfus Variable Investment Fund, and Dreyfus Investment Portfolios - Share Class: Initial.

7

Examples

These examples are intended to assist in comparing the cost of investing in the policy with the cost of investing in other variable annuity policies.  These costs include (1) the applicable withdrawal charge, (2) separate account annual expenses, and (3) portfolio fees and expenses.

The examples assume an initial investment of $10,000 in the policy for the time periods indicated.  The examples also assume that the investment has a 5% return each year and assume the maximum fees and expenses of the portfolios.  Although actual costs may be higher or lower, based on these assumptions, the examples show the expenses that would be paid on a $10,000 investment (a) if a policy is surrendered at the end of each time period or (b) if a policy is not surrendered or the policy is annuitized at the end of the applicable time period.

	Time Periods
		1 Year	3 Years	5 Years	10 Years

American Fidelity Dual Strategy Fund, Inc.®	(a)	1,003	1,427	1,876	2,851
	(b)	203	627	1,076	2,318

American Century Variable Portfolios, Inc.
VP Balanced Fund	(a)	1,044	1,550	2,082	3,245
	(b)	244	750	1,282	2,733

VP Capital Appreciation Fund	(a)	1,053	1,577	2,127	3,330
	(b)	253	777	1,327	2,822

VP Income & Growth Fund	(a)	1,023	1,487	1,977	3,046
	(b)	223	687	1,177	2,523

VP International Fund	(a)	1,095	1,702	2,334	3,712
	(b)	295	902	1,534	3,226
BlackRock Variable Series Funds, Inc.
Basic Value V.I. Fund	(a)	1,038	1,532	2,052	3,189
	(b)	238	732	1,252	2,674

Capital Appreciation V.I. Fund	(a)	1,047	1,559	2,097	3,274
	(b)	247	759	1,297	2,763

Value Opportunities V.I. Fund	(a)	1,054	1,580	2,132	3,339
	(b)	254	780	1,332	2,832

The Dreyfus Socially Responsible Growth Fund, Inc.	(a)	1,038	1,532	2,052	3,189
	(b)	238	732	1,252	2,674

The Dreyfus Stock Index Fund, Inc.	(a)	981	1,360	1,763	2,632
	(b)	181	560	963	2,087

Dreyfus Variable Investment Fund
International Value Portfolio	(a)	1,081	1,661	2,266	3,587
	(b)	281	861	1,466	3,093

Dreyfus Investment Portfolios
Technology Growth Portfolio	(a)	1,036	1,526	2,042	3,170
	(b)	236	726	1,242	2,654

Vanguard® Variable Insurance Fund*
Balanced Portfolio	(a)	979	1,353	1,752	2,612
	(b)	179	553	952	2,065

Capital Growth Portfolio	(a)	994	1,399	1,829	2,762
	(b)	194	599	1,029	2,224

Small Company Growth Portfolio	(a)	991	1,390	1,814	2,732
	(b)	191	590	1,014	2,192

Total Bond Market Index Portfolio	(a)	973	1,335	1,721	2,551
	(b)	173	535	921	2,001

We based annual expenses of the underlying portfolios on data provided by the portfolio companies for the year ended December 31, 2012.  Except for American Fidelity Dual Strategy Fund, Inc.®, we did not independently verify the data provided; however, we did prepare the examples.

The examples should not be considered a representation of past or future expenses.  Actual expenses may be greater or less than those shown.  Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future performance.

____________________
*  Vanguard is a trademark of The Vanguard Group, Inc.

8

CONDENSED FINANCIAL INFORMATION

During the accumulation phase, we calculate the value of each participant’s share of different sub-accounts with a unit of measurement called an accumulation unit.  The table below sets forth the accumulation unit values as of January 1 and December 31 for each year since the later of (1) 2003 (when Separate Account C began operating as a registered unit investment trust)(1) and (2) the year that the sub-account began operations.(2)  An explanation of how we calculate the value of an accumulation unit is located elsewhere in this document.

	Sub-account Unit Value at January 1(1)	Sub-account Unit Value at December 31	Number of Sub- account Units Outstanding at December 31

American Fidelity Dual Strategy Fund, Inc.®
2003	$ 10.848	$ 12.065	5,102
2004	$ 12.065	$ 12.856	15,137
2005	$ 12.856	$ 13.127	26,626
2006	$ 13.127	$ 14.211	38,578
2007	$ 14.211	$ 15.386	51,456
2008	$ 15.386	$ 9.306	65,498
2009	$ 9.306	$ 11.460	82,468
2010	$ 11.460	$ 13.404	96,212
2011	$ 13.404	$ 13.213	106,548
2012	$ 13.213	$ 15.148	107,010
American Century Variable Portfolios, Inc. VP Balanced Fund
2003	$ 11.222	$ 12.050	820
2004	$ 12.050	$ 13.032	6,421
2005	$ 13.032	$ 13.471	17,427
2006	$ 13.471	$ 14.547	28,126
2007	$ 14.547	$ 15.038	40,095
2008	$ 15.038	$ 11.802	48,719
2009	$ 11.802	$ 13.427	58,811
2010	$ 13.427	$ 14.766	67,418
2011	$ 14.766	$ 15.322	75,779
2012	$ 15.322	$ 16.875	69,920
VP Capital Appreciation Fund
2003	$ 10.851	$ 12.133	923
2004	$ 12.133	$ 12.859	2,341
2005	$ 12.859	$ 15.462	4,589
2006	$ 15.462	$ 17.855	7,214
2007	$ 17.855	$ 25.646	11,288
2008	$ 25.646	$ 13.595	19,993
2009	$ 13.595	$ 18.358	33,407
2010	$ 18.358	$ 23.744	44,856
2011	$ 23.744	$ 21.868	55,094
2012	$ 21.868	$ 24.990	61,919
VP Income & Growth Fund
2003	$ 10.810	$ 12.281	972
2004	$ 12.281	$ 13.670	3,879
2005	$ 13.670	$ 14.090	8,937
2006	$ 14.090	$ 16.252	14,750
2007	$ 16.252	$ 15.999	19,390
2008	$ 15.999	$ 10.310	26,564
2009	$ 10.310	$ 11.994	36,371
2010	$ 11.994	$ 13.487	48,222
2011	$ 13.487	$ 13.700	54,914
2012	$ 13.700	$ 15.486	60,269
VP International Fund
2003	$ 10.100	$ 11.937	303
2004	$ 11.937	$ 13.516	1,114
2005	$ 13.516	$ 15.079	2,880
2006	$ 15.079	$ 18.572	5,654
2007	$ 18.572	$ 21.600	13,952
2008	$ 21.600	$ 11.740	19,866
2009	$ 11.740	$ 15.470	31,960
2010	$ 15.470	$ 17.265	38,513
2011	$ 17.265	$ 14.960	45,838
2012	$ 14.960	$ 17.856	52,411
_________________________
(1)           For 2003, beginning of period is July 1, rather than January 1

BlackRock Variable Series Funds, Inc. Basic Value V. I. Fund
2003	$ 11.468	$ 13.676	3,445
2004	$ 13.676	$ 14.964	16,307
2005	$ 14.964	$ 15.174	36,213
2006	$ 15.174	$ 18.217	66,187
2007	$ 18.217	$ 18.272	105,514
2008	$ 18.272	$ 11.381	153,102
2009	$ 11.381	$ 14.703	200,128
2010	$ 14.703	$ 16.339	234,937
2011	$ 16.339	$ 15.701	262,533
2012	$ 15.701	$ 17.640	279,860
Capital Appreciation V.I. Fund
2010	$ 10.000	$ 12.479	2,420
2011	$ 12.479	$ 11.202	5,598
2012	$ 11.202	$ 12.563	9,488
Value Opportunities V.I. Fund
2003	$ 11.552	$ 14.134	5,641
2004	$ 14.134	$ 16.009	21,889
2005	$ 16.009	$ 17.408	36,503
2006	$ 17.408	$ 19.347	63,467
2007	$ 19.347	$ 18.888	97,348
2008	$ 18.888	$ 11.156	139,903
2009	$ 11.156	$ 14.104	189,099
2010	$ 14.104	$ 17.881	222,635
2011	$ 17.881	$ 17.187	241,777
2012	$ 17.187	$ 19.224	249,806

9

The Dreyfus Socially Responsible Growth Fund, Inc.
2003	$ 10.805	$ 12.173	1,281
2004	$ 12.173	$ 12.736	3,825
2005	$ 12.736	$ 13.000	7,787
2006	$ 13.000	$ 13.985	12,302
2007	$ 13.985	$ 14.849	17,374
2008	$ 14.849	$ 9.592	21,428
2009	$ 9.592	$ 12.639	26,568
2010	$ 12.639	$ 14.296	32,152
2011	$ 14.296	$ 14.210	34,966
2012	$ 14.210	$ 15.674	38,111
The Dreyfus Stock Index Fund, Inc.
2003	$ 11.183	$ 12.656	7,355
2004	$ 12.656	$ 13.794	37,373
2005	$ 13.794	$ 14.226	80,858
2006	$ 14.226	$ 16.186	127,038
2007	$ 16.186	$ 16.783	186,205
2008	$ 16.783	$ 10.392	255,047
2009	$ 10.392	$ 12.934	337,272
2010	$ 12.934	$ 14.632	399,626
2011	$ 14.632	$ 14.684	448,963
2012	$ 14.684	$ 16.743	483,990
Dreyfus Variable Investment Fund International Value Portfolio
2003	$ 10.069	$ 12.741	970
2004	$ 12.741	$ 15.064	3,084
2005	$ 15.064	$ 16.604	7,865
2006	$ 16.604	$ 20.054	17,253
2007	$ 20.054	$ 20.576	32,755
2008	$ 20.576	$ 12.704	51,163
2009	$ 12.704	$ 16.391	69,237
2010	$ 16.391	$ 16.867	81,706
2011	$ 16.867	$ 13.545	89,750
2012	$ 13.545	$ 15.033	97,544
Dreyfus Investment Portfolios Technology Growth Portfolio
2003	$ 9.877	$ 11.704	265
2004	$ 11.704	$ 11.583	1,642
2005	$ 11.583	$ 11.843	4,902
2006	$ 11.843	$ 12.169	10,467
2007	$ 12.169	$ 13.753	14,138
2008	$ 13.753	$ 7.968	21,419
2009	$ 7.968	$ 12.376	25,757
2010	$ 12.376	$ 15.842	30,349
2011	$ 15.842	$ 14.392	34,595
2012	$ 14.392	$ 16.392	40,003
Vanguard® Variable Insurance Fund
Balanced Portfolio
2005	$ 10.000	$ 10.462	9,565
2006	$ 10.462	$ 11.848	49,569
2007	$ 11.848	$ 12.648	99,765
2008	$ 12.648	$ 9.647	146,983
2009	$ 9.647	$ 11.680	199,254
2010	$ 11.680	$ 12.773	250,570
2011	$ 12.773	$ 13.049	305,373
2012	$ 13.049	$ 14.469	354,868
Capital Growth Portfolio
2010	$ 10.000	$ 12.114	8,290
2011	$ 12.114	$ 11.823	13,151
2012	$ 11.823	$ 13.449	23,334
Small Company Growth Portfolio
2005	$ 10.000	$ 10.974	1,983
2006	$ 10.974	$ 11.915	10,312
2007	$ 11.915	$ 12.179	34,643
2008	$ 12.179	$ 7.262	74,516
2009	$ 7.262	$ 9.971	119,772
2010	$ 9.971	$ 12.945	153,158
2011	$ 12.945	$ 12.926	183,282
2012	$ 12.926	$ 14.599	205,111
Total Bond Market Index Portfolio
2005	$ 10.000	$ 9.931	7,708
2006	$ 9.931	$ 10.205	15,850
2007	$ 10.205	$ 10.755	31,911
2008	$ 10.755	$ 11.490	50,796
2009	$ 11.490	$ 11.636	77,222
2010	$ 11.636	$ 12.208	112,743
2011	$ 12.208	$ 12.946	138,595
2012	$ 12.946	$ 13.267	156,603

10

REVENUE SHARING ARRANGEMENTS

We, or one or more of our affiliates, may receive additional cash payments from one or more of the portfolio companies in exchange for providing certain administrative services.  In consideration for these payments, we agree to perform services such as shareholder servicing, sub-administration and record-keeping, as well as various other administrative services.  These payments do not constitute payment in any manner for investment advisory services and are not otherwise related to investment advisory or distribution services or expenses.  These payments are sometimes referred to as “revenue sharing.”  Our sales people do not receive any additional compensation for selling one sub-account over another, and they do not give any special preference to a sub-account just because that fund has a more favorable revenue sharing arrangement with us.

In connection with your fund purchase, we, or one or more of our affiliates, are entitled to receive a percentage of the purchased sub-account’s average daily net assets maintained for our policy holders.  These percentages differ based upon the terms of our agreements with the companies as denoted below.  We have entered into revenue sharing arrangements with the following companies:

Portfolio Company	Revenue Sharing %

BlackRock Advisors, LLC	0.10%

American Century Investment Services, Inc.	0.20% on assets over $10 million

The Dreyfus Corporation	0.15% (does not apply to the Dreyfus Stock Index Fund, Inc.)

THE 457(B) GROUP VARIABLE ANNUITY

Owning a 457(b) Group Variable Annuity Policy

The 457(b) Group Variable Annuity is a group annuity policy that is designed for use in eligible deferred compensation plans adopted by governmental employers and tax-exempt organizations pursuant to Section 457(b) of the Internal Revenue Code.  American Fidelity Assurance Company issues a single policy that acts as a contract between an employer, who is the policyholder on behalf of the participants, and American Fidelity Assurance Company.  Any present or future employee of the policyholder can become a participant by investing in the policy.  Under the policy, American Fidelity Assurance Company promises to pay income to the participants in the form of annuity payments beginning on a date chosen by the participant.  American Fidelity Assurance Company establishes an account for each participant, and the account contains values and reflects activity for the participant.  The person upon whose life the annuity payments are based is called the annuitant.  If the annuitant dies during the accumulation period, American Fidelity Assurance Company will pay a death benefit to the beneficiary.

Assets held under the policy must be held for the exclusive benefit of participants and their beneficiaries under the plan.  All liabilities with respect to plan participants and their beneficiaries must be satisfied before any part of the assets and income of the policy will be used for, or diverted to, purposes other than for the exclusive benefit of plan participants and their beneficiaries.

Naming a Beneficiary

The beneficiary is the person or entity named in accordance with the plan to receive a benefit in the event of a participant’s death.  If the beneficiary and the annuitant die at the same time, we will assume that the beneficiary died first for purposes of paying any death benefits.

Voting Rights

Although American Fidelity Assurance Company legally owns the underlying portfolios’ shares, we believe that we must get instructions from participants or the policyholders about how to vote the shares when an underlying portfolio company solicits proxies in conjunction with a shareholder vote.  When we receive appropriate voting instructions, we will vote all of the shares we own in proportion to those instructions.  This type of voting may allow a small number of policy owners to control the outcome of the vote.  If we determine that we are no longer required to seek voting instructions, we will vote the shares in our own right.

Changes in Policy Terms

Any changes to the policy must be made in writing and signed by an authorized officer of American Fidelity Assurance Company.

11

ABOUT THE PARTICIPANT ACCOUNT

Purchase Payments

Money is invested in the policy when purchase payments are made.  Purchase payments can only be made during the accumulation period.  Except for the initial purchase payment, purchase payments will be credited to a participant’s account within one business day of receipt in our office.  In accordance with the plan, the amount of a participant’s purchase payments may be increased, decreased or changed at any time.  All payment allocations must be in whole percentages.  Purchase payments made by or on behalf of a participant must be at least $300 annually, unless we agree to a lesser amount.  A participant account will not lapse even if no purchase payments are made during a policy year.

Once we receive a minimum initial purchase payment of $25 and the proper enrollment forms, we will (1) issue verification of participation in the policy, and (2) allocate the initial purchase payment according to instructions provided within two business days.  If we are unable to complete the initial process within five business days, we will either return the money or get permission to keep it until we obtain all of the necessary information.  Purchase payments received by 3:00 p.m., Central Time, will receive same day pricing in determining the number of sub-account accumulation units to credit to a participant account.

American Fidelity Assurance Company allocates purchase payments to each participant’s account as instructed by the policyholder, in accordance with the terms of the plan.  Subsequent purchase payments will be allocated in the same manner unless we receive other instructions.  The policyholder, or the participant, if the plan permits, may change allocations among sub-accounts for future purchase payments.

Accumulation Units

In order to keep track of the value of a participant account during the accumulation period, we use a measurement called an accumulation unit.  Every purchase payment increases the number of accumulation units in a participant’s account.  To determine the number of accumulation units that we should credit to a participant account, we determine the value of the accumulation unit for each sub-account to which the participant allocates purchase payments.  Because each sub-account has its own value, the value of the accumulation unit for each of the sub-accounts differs.

We calculate the value of accumulation units after the New York Stock Exchange closes and then credit the participant account accordingly.  On each day that both the New York Stock Exchange and American Fidelity Assurance Company are open, we determine the value of an accumulation unit for each sub-account by dividing the total value of a sub-account’s net assets by the number of the sub-account’s outstanding accumulation units.

The value of an accumulation unit relating to any sub-account may go up or down from day to day.  If a participant allocates purchase payments to any of the variable investment options, the value of his or her participant account will fluctuate depending upon the investment performance of the portfolio(s) corresponding to the sub-account(s) to which the participant has allocated purchase payments.  (This is not true if a participant invests solely in the Guaranteed Interest Account.)  The value of a participant account also depends on the expenses of the policy and the underlying portfolio.

When a purchase payment is made, we credit the appropriate participant account with accumulation units using the accumulation unit value next determined after we receive the purchase payment.  The number of accumulation units credited is determined by dividing the amount of the purchase payment allocated to a sub-account by the value of the accumulation unit for that sub-account.  When a withdrawal is made, the number of accumulation units in the participant account will decrease.  For more information about withdrawals, see the “Withdrawals” information that appears elsewhere in this document.

The following example illustrates how we calculate the number of accumulation units that should be credited to a participant account when purchase payments are made.

Example

On Thursday, we receive an additional purchase payment of $100 designated to a participant account.  The participant previously allocated 100% of this amount to The Dreyfus Stock Index Fund sub-account.  When the New York Stock Exchange closes on that Thursday, we determine that a sub-account accumulation unit for The Dreyfus Stock Index Fund is valued at $10.75.  To determine the increased value of the participant account, we divide $100 by $10.75 and credit the participant account on Thursday night with 9.30 accumulation units of The Dreyfus Stock Index Fund sub-account.

12

RECEIVING PAYMENTS FROM THE ANNUITY

Annuity Date

In accordance with the plan, an annuity date will be established for each participant, at which time the participant will begin receiving regular monthly income payments (sometimes called distributions) from the annuity.  We must be notified of the desired annuity date at least 30 calendar days before annuity payments begin.

The earliest annuity date that may be requested for commencement of a participant’s annuity payments is 30 calendar days after a participant’s effective date.  If the policy is issued pursuant to a qualified plan, the annuitant is generally required to select an annuity date that occurs by April 1 of the calendar year following either the calendar year in which the annuitant retires or the calendar year in which the annuitant turns 70½, whichever comes later.  Otherwise, the annuity date may not be later than the annuitant’s 85th birthday or the maximum date permitted under state law, whichever is earlier.  This annuity date may be changed by written request any time before the original annuity date, and at least 30 calendar days before the new annuity date.  Please read the plan for other information related to distributions.

The duration of a participant’s annuity period will impact the amount of the participant’s monthly annuity payments.  Choosing an early annuity date may increase the duration of a participant’s annuity period, which will decrease the amount of the participant’s monthly annuity payments.  Other material factors that determine the level of annuity benefits are the age of the annuitant, accumulation value of the annuity contract, and type and duration of the annuity option selected.

Selecting an Annuity Option

Four annuity payment options are available under the policy.  In order to receive annuity payments under an annuity option, we must receive notice of the annuity option selected at least 30 calendar days before the annuity date.  If an option is based on life expectancy, we will require proof of the payee’s date of birth.

As permitted by the plan, one of the following annuity options may be chosen.  If no annuity option is selected, we will make monthly annuity payments to you in accordance with Option 2 below.  We may make other annuity options available from time to time.  After annuity payments begin, the annuity option cannot be changed.

OPTION 1	Lifetime Only Annuity	We will make monthly payments during the life of the annuitant. If this option is elected, payments will stop when the annuitant dies.
OPTION 2	Lifetime Annuity with Guaranteed Periods
We will make monthly payments for the guaranteed period selected and thereafter, during the life of the annuitant. When the annuitant dies, any amounts remaining under the guaranteed period selected will be distributed to the beneficiary at least as rapidly as they were being paid as of the date of the annuitant’s death. The guaranteed period may be 10 years or 20 years.

OPTION 3	Joint and Survivor Annuity
We will make monthly payments during the joint lifetime of two people, usually husband and wife.  Payments will continue during the lifetime of the survivor of those two people and will be computed on the basis of 100%, 66 2/3%, or 50% of the annuity payment in effect originally.
If a reduced payment of 66 2/3% or 50% to the surviving annuitant is selected, fixed annuity payments will be equal to 66 2/3% or 50%, as applicable, of the fixed annuity payment during the period while both annuitants were still living.  Generally, when an annuity option is based on two lives instead of one, the amount of the monthly annuity income is less during the joint lifetime of the annuitants than it would be otherwise.

OPTION 4	Period Certain
We will make monthly payments for a specified period. The specified period must be at least five years and cannot be more than 30 years.  When the annuitant dies, any amounts remaining under the specified period selected will be distributed to the beneficiary at least as rapidly as they were being paid as of the annuitant’s death.

Annuity Payments

Annuity payments are paid in monthly installments unless you elect to receive them quarterly, semi-annually or annually.  Electing to receive payments less frequently will increase the individual payment amount.  However, the amount of the quarterly, semi-annual or annual installments will be actuarially equivalent (mathematically equivalent) to the monthly installment.  The amount of the first monthly payment depends on the annuity option selected and the age of the annuitant at the time the first payment is due.  The participant’s adjusted account value will be applied to the applicable annuity table based on the annuity option selected.  The policy contains tables indicating the dollar amount of the first fixed monthly payment under each annuity payment option for each $1,000 of value applied.  The guaranteed interest rate on all options is 3% compounded annually.  We may suspend, defer, or postpone annuity payments as described elsewhere in this document.

13

INVESTMENT OPTIONS

When purchase payments are made in connection with the 457(b) Group Variable Annuity, a participant can allocate his or her purchase payments under the policy to our Guaranteed Interest Account, any one or more of Separate Account C’s sub-accounts, or both.  Each of the sub-accounts corresponds with one of the portfolios listed below.  Additional sub-accounts may be available in the future.

NAME	TYPE OF PORTFOLIO COMPANY	INVESTMENT ADVISOR/ SUB-ADVISOR
American Fidelity Dual Strategy Fund, Inc. ® (Call 800.662.1106 to request portfolio prospectus)	Open-end, diversified, management investment company	Advisor: American Fidelity Assurance Company Sub-Advisors: Beck, Mack & Oliver LLC, Boston Advisors, LLC, The Renaissance Group, LLC, and WEDGE Capital Management LLP
American Century Variable Portfolios, Inc.
Portfolios available under 457(b) Group Variable Annuity policy:
• VP Balanced Fund
• VP Capital Appreciation Fund
• VP Income & Growth Fund
• VP International Fund
(Call 800.345.6488 to request portfolio prospectus)
	Open-end, management investment company offering one or more portfolios available under the 457(b) Group Variable Annuity.	Advisor: American Century Investment Management, Inc. Sub-Advisor: None
BlackRock Variable Series Funds, Inc.
Portfolios available under 457(b) Group Variable Annuity policy:
• Basic Value V.I. Fund
• Capital Appreciation V.I. Fund
• Value Opportunities V.I. Fund
(Call 800.441.7762 to request portfolio prospectus)
	Open-end, management investment company offering one or more separate funds available under the 457(b) Group Variable Annuity.	Advisor: BlackRock Advisors, LLC Sub-Advisor: BlackRock Investment Management, LLC
The Dreyfus Socially Responsible Growth Fund, Inc. (Call 800.554.4611 to request portfolio prospectus)	Open-end, diversified, management investment company	Advisor: The Dreyfus Corporation
The Dreyfus Stock Index Fund, Inc. (Call 800.554.4611 to request portfolio prospectus)	Open-end management investment company	Advisor: The Dreyfus Corporation Index Fund Manager: Mellon Equity Associates (affiliate of The Dreyfus Corporation)
Dreyfus Variable Investment Fund Portfolios available under 457(b) Group Variable Annuity policy: • International Value Portfolio (Call 800.554.4611 to request portfolio prospectus)	Open-end, management investment company offering one or more portfolios available under the 457(b) Group Variable Annuity.	Advisor: The Dreyfus Corporation
Dreyfus Investment Portfolios Portfolio available under 457(b) Group Variable Annuity policy: • Technology Growth Portfolio (Call 800.554.4611 to request portfolio prospectus)	Open-end, management investment company offering one or more portfolios available under the 457(b) Group Variable Annuity.	Advisor: The Dreyfus Corporation
Vanguard® Variable Insurance Fund
Portfolios available under 457(b) Group Variable Annuity policy:

• Balanced Portfolio
• Capital Growth Portfolio
• Small Company Growth Portfolio
• Total Bond Market Index Portfolio

(Call 800.210.6348 to request portfolio prospectus)
Open-end, management investment company offering one or more portfolios available under the 457(b) Group Variable Annuity.
Advisor of Vanguard VIF Balanced Portfolio: Wellington Management, LLC; Sub-Advisor: None
Advisor of Vanguard VIF Capital Growth Portfolio:  PRIMECAP Management Company; Sub Advisor: None

Advisors of Vanguard VIF  Small Company Growth Portfolio: Granahan Investment Management, Inc. and The Vanguard Group, Inc.; Sub-Advisor: None

Advisor of Vanguard VIF Total Bond Market Index Portfolio: The Vanguard  Group, Inc.; Sub-Advisor: None

Shares of each of the portfolio companies are issued and redeemed in connection with investments in and payments under certain variable annuity policies and variable life insurance policies of various life insurance companies which may or may not be affiliated.  None of the portfolio companies believe that offering its shares in this manner will be disadvantageous to you.  Nevertheless, the board of trustees or the board of directors, as applicable, of each portfolio company intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and in order to determine what action, if any, should be taken.  If such a conflict were to occur, one or more of the insurance company separate accounts might withdraw their investments from a portfolio company.  An irreconcilable conflict might result in the withdrawal of a substantial amount of a portfolio’s assets, which could adversely affect such portfolio’s net asset value per share.

You should read the prospectuses for the portfolios carefully before investing.  The prospectuses contain detailed information about the eligible portfolios, including information about deductions from and expenses paid out of the assets of the portfolios.  You may request copies of the prospectuses of the portfolios by calling the telephone numbers in the preceding table.  You may also request a copy of the Statement of Additional Information of any of the portfolios by calling the telephone numbers in the preceding table, or by contacting us at the address and phone number on the cover of this prospectus.

Interests in the Guaranteed Interest Account are not registered under the Securities Act of 1933 because of certain exemptive and exclusionary provisions.  The Guaranteed Interest Account also is not registered as an investment company under the Investment Company Act of 1940.  Accordingly, neither the Guaranteed Interest Account nor any interests in it are subject to the provisions of these Acts.  Disclosures regarding the Guaranteed Interest Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Substitution

At our discretion, we may substitute another eligible investment option for any one of the portfolios available under the 457(b) Group Variable Annuity.  If we decide to make a substitution, we will give you notice of our intention.

Transfers

Upon receipt of proper instructions, and as the plan permits, we will make transfers between any of the investment options to which payments have been allocated.  We reserve the right to limit the number of transfers that may be made.  All asset transfers made in any one day count as one transfer.  We will not be liable for transfers made at a participant’s or a policyholder’s direction.  All transfers must be in whole percentages.  Currently, there is no transfer fee; however, we reserve the right, at any time and without prior notice, to end, suspend, or change the transfer privilege, in which case we will provide written notice of any such action.

Automatic Dollar Cost Averaging

Automatic dollar cost averaging allows a participant to transfer an established amount of money each quarter from one investment option to another.  The minimum amount that may be transferred from an investment option in this way is $500.  Only one investment option can be used as the source of a transfer.  By transferring the same amount on a regular schedule instead of transferring a larger amount at one time, a participant may be less susceptible to the impact of market fluctuations.  Automatic dollar cost averaging is only available during the accumulation period.  Currently, there is no transfer fee; however, we reserve the right to take into account transfers made under the automatic dollar cost averaging program in determining any transfer fee that is applicable in the future.

14

Asset Rebalancing

After a participant allocates his or her money to different investment options, the performance of the different investment options may cause the allocation of the total investment to shift.  At the participant’s direction, we will automatically rebalance a participant account to return the total investment to the original percentage allocations.  If a participant requests our asset rebalancing service, we will make any necessary transfers on the first day after the end of the policy year.  Asset rebalancing is only available in the accumulation period.

If you participate in asset rebalancing, the transfers made under the program are taken into account in determining any transfer fee; however, no other fees are charged.

Frequent Purchases and Redemptions

Market timing policies are designed to address the excessive short-term trading of investment company securities that may be harmful to the remaining policy owners.  Although market timing by participants is generally not illegal, we are aware that successful market timers may, in some circumstances, make profits at the expense of passive participants who engage in various long-term or passive investment strategies.

We have identified the possibility that participants may attempt to use market timing strategies in connection with Separate Account C, which includes variable investment options, as well as a fixed annuity account option.  Market timing can be accomplished by switching back and forth between investment options.  Market timing can make it very difficult for a portfolio company to manage an underlying portfolio’s investments. Frequent transfers may cause a portfolio company to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance.  For these reasons, the policy was not designed for persons who make programmed, large, or frequent transfers.

In light of the risk posed to participants and other portfolio investors by market timing, we reserve the right, at any time and without prior notice, to end, suspend, or change the ability of participants to transfer assets between investment options if we detect suspicious transfer activity.  In furtherance of this general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

•
We may impose specific restrictions on transactions for certain investment options, including, but not limited to, the ability to suspend or terminate the offering of an investment option, based on the transfer restriction policies of the underlying portfolios.  We may do so to conform to any present or future restriction that is imposed by any portfolio available under this policy.

•	We do not accept telephone transactions.
•	We reserve the right to postpone payment from the Guaranteed Interest Account for a period of up to six months.
•
We have adopted a policy requiring our personnel to maintain a record of all orders received between 2:45 p.m. and 3:00 p.m. Central Time pursuant to individual wire transfer contributions, walk-in withdrawals, and interfund transfer requests received by facsimile, and, when available, electronic transfers through our website.  This record is reviewed monthly and any suspicious patterns are reported and subjected to additional review.

•
If a participant attempts to avoid the restrictions on their ability to transfer among investment options by withdrawing funds and reinvesting, the participant will be assessed a withdrawal charge of up to 8% at the time of each withdrawal.  While not designed specifically to discourage market timing activities, these expenses have a tendency to discourage them.

Although we may exercise our discretion on a case-by-case basis, we anticipate applying our policies regarding frequent purchases and redemptions uniformly in all cases, absent exceptional circumstances, including uniform application to trades that occur through omnibus accounts at any intermediaries.  However, because we do retain the right to exercise our discretion on a case by case basis, certain policy owners may be able to successfully use market timing strategies in connection with Separate Account C.

As of the date of this prospectus, we are in the process of enacting a system to allow participants to make inter-fund transfers online.  We will notify you after it is in effect, either in a quarterly statement or otherwise.  Although our transfer restrictions are designed to prevent excessive transfers, the restrictions are not capable of preventing every potential occurrence of excessive transfer activity, particularly with regard to electronic transfers.  We continue to believe, however, that our transfer restrictions provide adequate protection to policy owners and other portfolio investors from the risks generally associated with market timing.

EXPENSES

Charges and expenses that exist in connection with the 457(b) Group Variable Annuity will reduce a participant’s investment return.  You should carefully read this section for information about these expenses.

Insurance Charges

We pay all of the operating expenses of Separate Account C, and we deduct insurance charges from each participant account.  We deduct the insurance charges when we calculate the value of the accumulation units.  The insurance charges include:

•	mortality and expense risk;
•	administrative expense; and
•	distribution expense.

Mortality and Expense Risk Charge.  The mortality and expense risk charge is equal, on an annual basis, to 1.25% of the average daily value of the policy invested in a portfolio, after expenses are deducted.  This charge compensates us for all the insurance benefits provided by the policy, including the guarantee of annuity rates, the death benefits, and certain other expenses related to the policy, and for assuming the risk that the current charges will not be sufficient in the future to cover the cost of administering the policy.

Administrative Charge.  The administrative charge for each participant is equal, on an annual basis, to 0.15% of the average daily value of the participant account invested in a portfolio, after portfolio expenses are deducted.  We may increase this charge, but it will never be more than 0.25% of the average daily value of a participant account invested in a portfolio.  This charge is for all the expenses associated with the policy’s administration.  Some examples of these expenses include:  preparing the policy, confirmations, annual reports and statements, maintaining policy records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs.

Distribution Expense Charge.  The distribution expense charge for each participant is equal, on an annual basis, to 0.10% of the average daily value of the participant account invested in a portfolio, after portfolio expenses are deducted.  We may increase this charge, but it will never be more than 0.25% of the average daily value of the participant account invested in a portfolio.  This charge compensates us for the costs associated with distributing the policies.

15

Withdrawal Charge

Any withdrawals made may be subject to a withdrawal charge that compensates us for expenses associated with selling the 457(b) Group Variable Annuity.  The withdrawal charge is a percentage (up to 8%) of the amount withdrawn, as shown in the Fee Table on page 3.  We calculate the withdrawal charge at the time of each withdrawal.  No withdrawal charge will be applied when a death benefit is paid.

Portfolio Expenses

In addition to the charges discussed above, there are deductions from, and expenses paid out of, the assets of the portfolios.  The portfolio expenses are described in the prospectuses for the portfolios.

Taxes

If we have to pay state or other governmental entity (e.g., municipalities) premium taxes or similar taxes relating to the policy, we will deduct the amount of the tax from the policy.  Some of these taxes are due when the policy is issued; others are due when your annuity payments begin.  We pay any premium taxes when they become payable to the states.  Premium taxes generally range from 0% to 3.5%, depending on the state.

We will also deduct from the policy any income taxes that we incur as a result of the policy.  Currently, we are not making any such deductions.

WITHDRAWALS

If a policyholder’s plan permits, a participant may be allowed to withdraw cash from his or her participant account by redeeming all or part of the accumulation units in his or her participant account at any time during the accumulation period, before we begin making annuity payments.  After we begin making annuity payments, no withdrawals or redemptions may be made.

Any partial withdrawal must be at least $250, although we may make exceptions for unforeseen emergencies, as defined by the plan.  The redemption value of a participant account is equal to the value of the accumulation units in the account next computed after we receive the request for withdrawal on a form we accept.  The withdrawal charge, if applicable, and any taxes due will be deducted from the amount withdrawn before the participant receives it.  We will deduct an equal dollar amount of the money withdrawn pro-rata from each of the participant’s investment options. If a participant does not want the withdrawal to come from each of his or her investment options equally, the participant must specify the investment options from which the withdrawals are to be made, using a form we accept.  We reserve the right to distribute the full amount of any participant account that, after a withdrawal, has a value of less than $100.  We will mail any payment within seven calendar days of receiving an acceptable request for withdrawal unless the payment is suspended, deferred, or postponed, as described elsewhere in this document.  Income taxes and certain restrictions may apply to any withdrawal you make.

A withdrawal is a redemption of accumulation units.  If accumulation units are redeemed, the number of accumulation units in a participant’s account will decrease. The reduction in the number of accumulation units will equal the amount withdrawn, divided by the applicable accumulation unit value next computed after we receive the withdrawal request.  A participant’s request for withdrawal must be submitted to us in writing on a form we accept. In certain instances, we may require additional documents, such as trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority.  All proper withdrawal requests received before 3:00 p.m., Central Time, will receive same-day pricing.

Payments for accumulation units redeemed will be mailed within seven calendar days after we receive request that is in good order; however, we may delay the mailing of a redemption check for recently purchased accumulation units until such time as the payment check has cleared.  Additionally, we may suspend, defer, or delay payments as described elsewhere in this document.

Suspension of Payments or Transfers

We may be required to suspend or postpone payments or withdrawals or transfers for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
•	trading on the New York Stock Exchange is restricted;
•
an emergency exists as a result of which disposal of the fund shares is not reasonably practicable or we cannot reasonably value the fund shares; or during any other period when, by order, the Securities and Exchange Commission permits such suspension or postponement for the protection of owners.

We reserve the right to defer payment for a withdrawal or transfer from the Guaranteed Interest Account for the period permitted by law but not for more than six months.

16

DEATH BENEFIT AMOUNT

The death benefit amount will be paid within seven calendar days of receipt of proof of death and proper written instructions, unless we suspend, defer, or postpone payments as described elsewhere in this document.

Death of Participant Before the Annuity Date

If a participant dies prior to the annuity date, the death benefit will be the greater of:  (1) the participant’s purchase payments, less any withdrawals and withdrawal charges, or (2) the participant’s account value, adjusted for taxes determined as of the valuation period during which we receive both proof of death.

Death of Annuitant After the Annuity Date

If an annuitant dies on or after the annuity date, during the annuity period, any remaining payments under the annuity option elected will continue at least as rapidly as under the method of distribution in effect at the annuitant’s death.

TAXES

The following general tax discussion is not intended as tax advice.  Participants should consult their own tax advisors about their circumstances.  We have included additional information regarding taxes in the Statement of Additional Information.

Tax Treatment of Distributions

The rules of the Internal Revenue Code of 1986, as amended (the “Code”), govern the tax treatment of distributions from an eligible deferred compensation plan described under Section 457(b) of the Code (an “Eligible 457(b) Plan”).  The Code generally provides that a participant in a 457(b) Plan sponsored by a governmental entity will not be taxed on any increase in the value of the participant account until a distribution occurs.  Taxes will be due on the amount of any distribution as it is paid to you.  If the distribution is an “eligible rollover distribution” as defined in the Code, we are generally required to withhold 20% of the distribution for federal income tax purposes unless a participant elects to make a direct rollover to an eligible retirement plan.  You should discuss with a tax advisor the tax implications of a distribution before electing to receive a distribution from the Plan.

Distributions

The Code limits distributions from a 457(b) plan.  Distributions can only be made:

•	beginning with the calendar year in which the participant attains age 70½;
•	when a participant has a severance of employment;
•	when a participant dies; or
•	when a participant is faced with an “unforeseeable emergency” (as defined in the plan, pursuant to the Code and Treasury Regulations).

An Eligible 457(b) Plan must meet certain rules concerning required minimum distributions that are set forth in the Code.  These required minimum distributions are required to begin for a participant by the April 1 of the calendar year following the latest to occur of the participant’s attainment of age 70½ or the participant’s retirement.  The distributions are calculated based on the value of the participant’s account and the participant’s age.

Diversification

The Internal Revenue Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract.  We believe that all of the portfolios are being managed in such a way that they comply with the requirements.

Neither the Internal Revenue Code nor the Internal Revenue Service Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not American Fidelity Assurance Company, would be considered the owner of the shares of the portfolios.  If you are considered the owner of the portfolios’ shares, it will result in the loss of the favorable tax treatment for the policy.  It is unknown to what extent under federal tax law owners are permitted to select portfolios, to make transfers among the portfolios or the number and type of portfolios for which owners may select.  If any guidance is provided that is considered a new position, then the guidance would generally be applied prospectively.  However, if such guidance is a position which is not new, it may be applied retroactively and you, as the owner of the policy, could be treated as the owner of the portfolios.

Due to the uncertainty in this area, we reserve the right to modify the policy in an attempt to maintain favorable tax treatment.

17

OTHER INFORMATION

American Fidelity Assurance Company

We are an Oklahoma stock life insurance company organized in 1960.  We are licensed to conduct life, annuity, and accident and health insurance business in 49 states, the District of Columbia, Guam and American Samoa.  Our office is located at 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106.

We have been a wholly owned subsidiary of American Fidelity Corporation since 1974.  The stock of American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises A Limited Partnership, an Oklahoma limited partnership.  William M. Cameron and Lynda L. Cameron each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises A Limited Partnership.  The address of both American Fidelity Corporation and Cameron Enterprises A Limited Partnership, is 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106.

Separate Account C

We established Separate Account C under Oklahoma insurance law in 2002 to hold the assets that underlie the 457(b) Group Variable Annuity.  Separate Account C is registered with the SEC as a unit investment trust under the Investment Company Act of 1940; its inception date is June 4, 2002.  The Separate Account is divided into 16 sub-accounts.

We hold Separate Account C’s assets in our name on behalf of Separate Account C, and those assets legally belong to us.  Under Oklahoma law, however, those assets cannot be charged with liabilities that arise out of any other business that we conduct.  All of the income, gains, and losses (realized or unrealized) that result from Separate Account C’s assets are credited to or charged against Separate Account C without regard to our other income, gains, and losses.  We are obligated to pay all benefits and make all payments under the 457(b) Group Variable Annuity.

Underwriter

American Fidelity Securities, Inc., a wholly owned subsidiary of American Fidelity Assurance Company, is the principal underwriter for the annuity policies and acts as the distributor of the policies.  The principal business address of American Fidelity Securities, Inc. is 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106.

Legal Proceedings

There are no pending material legal proceedings affecting us, Separate Account C, or American Fidelity Securities, Inc.

Financial Statements

Our financial statements and Separate Account C’s financial statements are included in our Statement of Additional Information.  The cover of this prospectus contains information about how to obtain our Statement of Additional Information.

TABLE OF CONTENTS OF

THE STATEMENT OF ADDITIONAL INFORMATION

18

________________________		PLACE
________________________		STAMP
________________________		HERE

American Fidelity Assurance Company
P.O. Box 25520
Oklahoma City, OK 73125-0520

Attention: Annuity Services Department

Please send me the Statement of Additional Information for the following:

□ 457(b) Group Variable Annuity □ American Fidelity Dual Strategy Fund, Inc.® □ American Century Variable Portfolios, Inc. □ BlackRock Variable Series Funds, Inc.	□ The Dreyfus Socially Responsible Growth Fund, Inc. □ The Dreyfus Stock Index Fund, Inc. □ Dreyfus Variable Investment Fund □ Dreyfus Investment Portfolios □ Vanguard® Variable Insurance Fund

Name ________________________________________________________________
(please print)
Address ________________________________________________________________

________________________________________________________________

________________________________________________________________

457(b) Group Variable Annuity

issued by

American Fidelity Separate Account C

and

American Fidelity Assurance Company

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2013

This is not a prospectus.  This Statement of Additional Information should be read in conjunction with the Prospectus dated May 1, 2013 for the 457(b) Group Variable Annuity.

The Prospectus concisely sets forth information that a prospective investor should know before investing.  For a copy of the Prospectus,

write to us at:	call us at:	e-mail us at:
P.O. Box 25520 Oklahoma City, Oklahoma 73125-0520	800.662.1106	va.help@af-group.com

457(b) Group Variable Annuity

issued by

American Fidelity Separate Account C

and

American Fidelity Assurance Company

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2013

457(b) Group Variable Annuity

issued by

American Fidelity Separate Account C

and

American Fidelity Assurance Company

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2013

GENERAL INFORMATION AND HISTORY OF

AMERICAN FIDELITY ASSURANCE COMPANY

American Fidelity Assurance Company, which was organized in Oklahoma in 1960, is a wholly owned subsidiary of American Fidelity Corporation, an insurance holding company. The stock of American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises A Limited Partnership, an Oklahoma limited partnership.  William M. Cameron and Lynda L. Cameron each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises A Limited Partnership.

FEDERAL TAX STATUS

NOTE: The following is a description of federal income tax law applicable to annuities in general. You should seek competent tax advice regarding the matters discussed in the Prospectus and this Statement of Additional Information. American Fidelity Assurance Company does not guarantee the tax status of the policies. You bear the complete risk that the policies may not be treated as “annuity contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

General

American Fidelity Assurance Company is taxed as a life insurance company under the Internal Revenue Code (the “Code”).  For federal income tax purposes, Separate Account C is not a separate entity from American Fidelity Assurance Company and its operations form a part of American Fidelity Assurance Company.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified in accordance with regulations prescribed by the United States Treasury Department (the “Treasury Department”). Disqualification of the policy as an annuity contract would result in imposition of federal income tax to you with respect to earnings allocable to the policy prior to the receipt of payments under the policy. The Code contains a safe harbor provision which provides that annuity contracts such as the policies meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. government securities, and securities of other regulated investment companies.

The Treasury Department has issued regulations (including Treas. Reg. § 1.817-5) which establish diversification requirements for the investment portfolios underlying variable contracts such as the policies. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

American Fidelity Assurance Company intends that all funds underlying the policies will be managed by the investment advisors in such a manner as to comply with these diversification requirements.

The diversification regulations issued by the Treasury Department do not provide guidance regarding the circumstances in which owner control of the investments of Separate Account C will cause the owner to be treated as the owner of the assets of Separate Account C, thereby resulting in the loss of favorable tax treatment for the policy. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of owner control which may be exercised under the policy is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner’s ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered as the owner of the assets of Separate Account C resulting in the imposition of federal income tax to the owner with respect to earnings allocable to the policy prior to receipt of payments under the policy.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the owner being retroactively determined to be the owner of the assets of Separate Account C.

Due to the uncertainty in this area, American Fidelity Assurance Company reserves the right to modify the policy in an attempt to maintain favorable tax treatment.

Section 457(b) Plan Federal Tax Status

Section 457 of the Code allows employees and independent contractors of state and local governments and tax-exempt organizations to defer a portion of their salaries or compensation to retirement years without paying current income tax on either the deferrals or the earnings on the deferrals.  Because all of the contributions to the participant accounts are made on a pre-tax basis, all distributions will be subject to federal income tax unless the distribution is rolled over to a qualified retirement plan, a Section 403(b) plan, a traditional IRA, another governmental Section 457(b) plan in a direct rollover, or a governmental defined benefit plan to purchase permissive service credits.  A distribution may be converted directly to a Roth IRA, subject to certain restrictions in 408A, but will be subject to federal income tax.  You should seek competent advice about the tax consequences of any distributions.

Income Tax Withholding

All distributions from governmental 457(b) plans except distributions rolled over in a direct rollover are includible in the gross income of the participant when distributed, and will be subject to federal income tax withholding pursuant to Section 3405 of the Code. Generally, federal income tax is withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments that are not considered “eligible rollover distributions.” The participant may elect not to have taxes withheld or to have withholding done at a different rate unless the distribution is an eligible rollover distribution.  Participants are liable for payment of any federal income tax payable on a distribution and those who elect not to have withholding made or who elect to have withholding done at a different rate are still required to pay the full amount of any tax owed. Participants may also be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient. Participants who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, United States citizens residing outside of the country, or United States legal residents temporarily residing outside the country, are subject to different withholding rules and cannot elect out of withholding.

2

There is a mandatory 20% withholding for eligible rollover distributions that are eligible for rollover to qualified retirement plans, Section 403(b) plans, traditional IRAs, and governmental Section 457 plans but that are not directly rolled over.  Eligible rollover distributions are any non-periodic distributions that are not: (a) a series of substantially equal periodic payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary, or for a specified period of ten years or more; (b) distributions which are required minimum distributions; or (c) distributions made in the event of an unforeseeable emergency as defined in regulations issued by the Treasury Department.  An eligible rollover distribution that is distributed to the participant is eligible to be rolled over to an “eligible retirement plan” if the rollover is completed within 60 calendar days of receipt of the eligible rollover distribution by the participant.  An eligible rollover distribution other than a direct rollover is subject to the 20% withholding and any withheld amount not rolled over will be recognized as taxable income.  Any federal income tax withheld will be applied against the participant’s federal income tax liability for the year of distribution and is available for refund.  Participants should consult their own tax counsel or other tax advisor regarding withholding requirements.

Penalty Tax on Distributions Attributed to Rollovers

Generally, in addition to ordinary income tax, a penalty equal to 10% of the amount of any payment will apply to any distribution received from the 457(b) Group Variable Annuity to the extent attributable to a rollover from a qualified plan, an IRA, or a 403(b) plan, if received by the participant before the age of 59½, except by reason of death, disability, or as part of a series of payments for life or life expectancy following a separation from service or other exceptions which may apply.

OFFERING OF THE 457(b) GROUP VARIABLE ANNUITY

American Fidelity Separate Account C offers the 457(b) Group Variable Annuity primarily to public school educators in grades K-12 (including school administrators and staff) in order to address their retirement savings and other insurance product needs.  This is accomplished by our sales representatives meeting directly with such educators.

FIXED ANNUITY PAYOUT

The dollar amount of each fixed annuity payment will be at least as great as that determined in accordance with the annuity table that corresponds with the annuity option selected.  The fixed annuity provides an annual guaranteed interest rate on all annuity options.

UNDERWRITER

American Fidelity Securities, Inc., a wholly owned subsidiary of American Fidelity Assurance Company, is the principal underwriter for the annuity policies and acts as the distributor of the policies.  The policies are offered on a continuous basis.  The aggregate underwriting commissions paid to and retained by American Fidelity Securities in connection with Separate Account C for 2012, 2011 and 2010 were $51,243, $39,502 and $40,171, respectively.

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The name and address of the person who maintains physical possession of the accounts, books, and other documents of American Fidelity Separate Account C required by Section 31(a) of the Investment Company Act of 1940 is David R. Carpenter, Executive Vice President and Treasurer, American Fidelity Assurance Company, 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106.

The financial statements of American Fidelity Separate Account C and American Fidelity Assurance Company included in this Statement of Additional Information have been audited by KPMG LLP, Independent Registered Public Accounting Firm, as set forth in its reports appearing below. KPMG’s report on American Fidelity Assurance Company refers to the retrospective adoption of Accounting Standards Update (ASU) 2010-26, Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts . KPMG LLP’s address is 210 Park Avenue, Suite 2850, Oklahoma City, Oklahoma 73102.

INVESTMENT CONSULTANT

Asset Services Company, L.L.C., 5100 N. Classen Blvd., Suite 600, Oklahoma City, Oklahoma 73118, acts as an investment consultant for the registrant and American Fidelity Assurance Company.  Under the investment consultant agreement, from time to time, Asset Services provides certain reports and information to Separate Account C and American Fidelity Assurance Company.  Asset Services is an indirect subsidiary of American Fidelity Corporation, which owns 100% of American Fidelity Assurance Company.

American Fidelity Assurance Company pays any compensation payable to Asset Services for services provided to Separate Account C.  No such compensation has been paid to Asset Services during the last three years.

LEGAL OPINION

McAfee & Taft A Professional Corporation, Oklahoma City, Oklahoma, has provided advice on certain matters relating to the federal securities and income tax laws in connection with the policies.

FINANCIAL STATEMENTS

Following are the financial statements of Separate Account C and American Fidelity Assurance Company.  The financial statements of American Fidelity Assurance Company should be considered only as bearing upon the ability of American Fidelity Assurance Company to meet its obligations under the policies; they should not be considered as bearing on the investment performance of the assets held in Separate Account C.

3

AMERICAN FIDELITY SEPARATE ACCOUNT C

Financial Statements

December 31, 2012

(With Report of Independent Registered Public Accounting Firm Thereon)

4

KPMG LLP
210 Park Avenue, Suite 2850
Oklahoma City, OK  73102-5683

Report of Independent Registered Public Accounting Firm

Board of Directors
American Fidelity Assurance Company and
Contract Owners
American Fidelity Separate Account C:

We have audited the accompanying statements of assets and liabilities of the Socially Responsible Growth, Stock Index, International Value, Technology Growth, Value Opportunities V.I., Basic Value V.I., Global Allocation V.I., Capital Appreciation V.I., VP Balanced, VP Capital Appreciation, VP Income and Growth, VP International Value, Dual Strategy Fund, Total Bond Market Index, VNG Balanced, VNG Small Company, and VNG Capital Growth segregated subaccounts of American Fidelity Separate Account C (Account C) as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of Account C’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investments owned at December 31, 2012 were verified by confirmation with the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned segregated subaccounts of American Fidelity Separate Account C as of December 31, 2012, and the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Oklahoma City, Oklahoma
February 11, 2013

KPMG LLP is a Delaware limited liability partnership,
the U.S. member firm of KPMG International Cooperative
("KPMG International"), a Swiss entity

5

AMERICAN FIDELITY SEPARATE ACCOUNT C
Statements of Assets and Liabilities
December 31, 2012
	Segregated subaccounts
	Socially
	Responsible	Stock	International	Technology
	Growth	Index	Value	Growth
Investments:
Dreyfus Socially Responsible Growth Fund, Inc. (17,971 shares
at net asset value of $33.24 per share) (cost $480,403)	$597,365	—	—	—
Dreyfus Stock Index Fund (254,338 shares at net asset value
of $31.86 per share) (cost $7,435,648)	—	8,103,210	—	—
Dreyfus International Value Portfolio (149,328 shares at net
asset value of $9.82 per share) (cost $1,782,501)	—	—	1,466,400	—
Dreyfus Technology Growth Portfolio (47,380 shares at net asset
value of $13.84 per share) (cost $488,476)	—	—	—	655,737
Total assets	597,365	8,103,210	1,466,400	655,737
Total liabilities	—	—	—	—
Net assets	$597,365	8,103,210	1,466,400	655,737
Accumulation units outstanding	38,111	483,990	97,544	40,003
Accumulation unit value	$15.674	16.743	15.033	16.392

6

AMERICAN FIDELITY SEPARATE ACCOUNT C
Statements of Assets and Liabilities
December 31, 2012
	Segregated subaccounts
	Value		Capital
	Opportunities	Basic	Appreciation
	V.I.	Value V.I.	V.I.
Investments:
BlackRock Variable Series Funds:
Value Opportunities V.I. Fund (247,667 shares at net asset
value of $19.39 per share) (cost $4,438,839)	$4,802,268	—	—
Basic Value V.I. Fund (385,687 shares at net asset value of
$12.80 per share) (cost $4,797,686)	—	4,936,791	—
Capital Appreciation V.I. Fund (14,023 shares at net asset value
of $8.50 per share) (cost $114,247)	—	—	119,193
Total assets	4,802,268	4,936,791	119,193
Total liabilities	—	—	—
Net assets	$4,802,268	4,936,791	119,193
Accumulation units outstanding	249,806	279,860	9,488
Accumulation unit value	$19.224	17.640	12.563

7

AMERICAN FIDELITY SEPARATE ACCOUNT C
Statements of Assets and Liabilities
December 31, 2012
	Segregated subaccounts
		VP	VP	VP	Dual
	VP	Capital	Income and	International	Strategy
	Balanced	Appreciation	Growth	Value	Fund
Investments:
American Century Variable Portfolios:
VP Balanced (165,488 shares at net asset value
of $7.13 per share) (cost $1,072,865)	$1,179,933	—	—	—	—
VP Capital Appreciation (106,421 shares at net asset
value of $14.54 per share) (cost $1,242,917)	—	1,547,364	—	—	—
VP Income and Growth (135,260 shares at net asset value
of $6.90 per share) (cost $848,831)	—	—	933,297	—	—
VP International Value (104,797 shares at net asset value
of $8.93 per share) (cost $839,353)	—	—	—	935,840	—
American Fidelity Dual Strategy Fund, Inc. (139,785 shares at
net asset value of $11.60 per share) (cost $1,356,543)	—	—	—	—	1,620,947
Total assets	1,179,933	1,547,364	933,297	935,840	1,620,947
Total liabilities	—	—	—	—	—
Net assets	$1,179,933	1,547,364	933,297	935,840	1,620,947
Accumulation units outstanding	69,920	61,919	60,269	52,411	107,010
Accumulation unit value	$16.875	24.990	15.486	17.856	15.148

8

AMERICAN FIDELITY SEPARATE ACCOUNT C
Statements of Assets and Liabilities
December 31, 2012
	Segregated subaccounts
			VNG	VNG
	Total Bond	VNG	Small	Capital
	Market Index	Balanced	Company	Growth
Investments:
Vanguard Total Bond Market Index (166,742 shares at net asset
value of $12.46 per share) (cost $1,958,839)	$2,077,602	—	—	—
Vanguard Balanced (248,051 shares at net asset value of $20.70
per share) (cost $4,499,406)	—	5,134,658	—	—
Vanguard Small Company (149,126 shares at net asset value of
$20.08 per share) (cost $2,266,124)	—	—	2,994,440	—
Vanguard Capital Growth (17,750 shares at net asset value of
$17.68 per share) (cost $280,364)	—	—	—	313,820
Total assets	2,077,602	5,134,658	2,994,440	313,820
Total liabilities	—	—	—	—
Net assets	$2,077,602	5,134,658	2,994,440	313,820
Accumulation units outstanding	156,603	354,868	205,111	23,334
Accumulation unit value	$13.267	14.469	14.599	13.449
See accompanying notes to financial statements.

9

AMERICAN FIDELITY SEPARATE ACCOUNT C
Statements of Operations
Year ended December 31, 2012
	Segregated subaccounts
	Socially
	Responsible	Stock	International	Technology
	Growth	Index	Value	Growth
Net investment income (loss):
Investment income distribution from underlying mutual fund	$4,457	157,336	38,032	—
Less expenses:
Mortality and risk	7,173	94,384	16,623	7,504
Administration	861	11,326	1,995	900
Distribution	574	7,551	1,330	600
Total expenses	8,608	113,261	19,948	9,004
Net investment income (loss)	(4,151)	44,075	18,084	(9,004)
Realized gains (losses) on investments:
Realized gains distributions from underlying mutual fund	—	354,228	—	—
Proceeds from sales	36,432	322,518	101,440	20,441
Cost of investments sold	32,022	293,072	118,482	18,026
Net realized gains (losses) on investments sold	4,410	29,446	(17,042)	2,415
Net realized gains (losses) on investments	4,410	383,674	(17,042)	2,415
Unrealized appreciation (depreciation) on investments, end of year	116,962	667,562	(316,101)	167,261
Unrealized appreciation (depreciation) on investments, beginning of year	64,534	146,975	(456,595)	89,321
Change in unrealized appreciation on investments	52,428	520,587	140,494	77,940
Net increase in net assets from operations	$52,687	948,336	141,536	71,351

10

AMERICAN FIDELITY SEPARATE ACCOUNT C
Statements of Operations
Year ended December 31, 2012
	Segregated subaccounts
	Value		Capital
	Opportunities	Basic	Appreciation
	V.I.	Value V.I.	V.I.
Net investment income (loss):
Investment income distribution from underlying mutual fund	$22,472	87,981	895
Less expenses:
Mortality and risk	56,952	58,306	1,186
Administration	6,834	6,997	142
Distribution	4,556	4,664	94
Total expenses	68,342	69,967	1,422
Net investment income (loss)	(45,870)	18,014	(527)
Realized gains (losses) on investments:
Realized gains distributions from underlying mutual fund	—	—	1,443
Proceeds from sales	295,780	214,824	7,849
Cost of investments sold	265,865	198,345	7,623
Net realized gains (losses) on investments sold	29,915	16,479	226
Net realized gains (losses) on investments	29,915	16,479	1,669
Unrealized appreciation (depreciation) on investments, end of year	363,429	139,105	4,946
Unrealized appreciation (depreciation) on investments, beginning of year	(149,195)	(350,503)	(1,928)
Change in unrealized appreciation on investments	512,624	489,608	6,874
Net increase in net assets from operations	$496,669	524,101	8,016

11

AMERICAN FIDELITY SEPARATE ACCOUNT C
Statements of Operations
Year ended December 31, 2012
	Segregated subaccounts
		VP	VP	VP	Dual
	VP	Capital	Income and	International	Strategy
	Balanced	Appreciation	Growth	Value	Fund
Net investment income (loss):
Investment income distribution from underlying mutual fund	$23,790	—	18,554	6,465	16,987
Less expenses:
Mortality and risk	14,522	18,066	10,803	9,992	19,638
Administration	1,742	2,168	1,296	1,199	2,357
Distribution	1,162	1,445	864	799	1,571
Total expenses	17,426	21,679	12,963	11,990	23,566
Net investment income (loss)	6,364	(21,679)	5,591	(5,525)	(6,579)
Realized gains (losses) on investments:
Realized gains distributions from underlying mutual fund	—	76,929	—	—	—
Proceeds from sales	253,385	104,655	82,308	31,411	143,424
Cost of investments sold	232,555	91,479	74,748	30,779	122,898
Net realized gains (losses) on investments sold	20,830	13,176	7,560	632	20,526
Net realized gains (losses) on investments	20,830	90,105	7,560	632	20,526
Unrealized appreciation (depreciation) on investments, end of year	107,068	304,447	84,466	96,487	264,404
Unrealized appreciation (depreciation) on investments, beginning of year	19,339	196,573	(3,370)	(51,358)	71,123
Change in unrealized appreciation on investments	87,729	107,874	87,836	147,845	193,281
Net increase in net assets from operations	$114,923	176,300	100,987	142,952	207,228

12

AMERICAN FIDELITY SEPARATE ACCOUNT C
Statements of Operations
Year ended December 31, 2012
	Segregated subaccounts
			VNG	VNG
	Total Bond	VNG	Small	Capital
	Market Index	Balanced	Company	Growth
Net investment income (loss):
Investment income distribution from underlying mutual fund	$51,397	119,597	6,186	1,908
Less expenses:
Mortality and risk	24,825	57,896	34,129	2,817
Administration	2,979	6,947	4,096	338
Distribution	1,986	4,632	2,730	225
Total expenses	29,790	69,475	40,955	3,380
Net investment income (loss)	21,607	50,122	(34,769)	(1,472)
Realized gains (losses) on investments:
Realized gains distributions from underlying mutual fund	17,032	—	52,518	2,914
Proceeds from sales	148,744	174,414	132,064	5,622
Cost of investments sold	142,232	161,657	116,205	5,362
Net realized gains (losses) on investments sold	6,512	12,757	15,859	260
Net realized gains (losses) on investments	23,544	12,757	68,377	3,174
Unrealized appreciation (depreciation) on investments, end of year	118,763	635,252	728,317	33,457
Unrealized appreciation (depreciation) on investments, beginning of year	115,965	234,690	442,566	7,669
Change in unrealized appreciation on investments	2,798	400,562	285,751	25,788
Net increase in net assets from operations	$47,949	463,441	319,359	27,490
See accompanying notes to financial statements.

13

AMERICAN FIDELITY SEPARATE ACCOUNT C
Statements of Changes in Net Assets
Year ended December 31, 2012
	Segregated subaccounts
	Socially
	Responsible	Stock	International	Technology
	Growth	Index	Value	Growth
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(4,151)	44,075	18,084	(9,004)
Net realized gains (losses) on investments	4,410	383,674	(17,042)	2,415
Unrealized appreciation (depreciation) during the year	52,428	520,587	140,494	77,940
Net increase in net assets from operations	52,687	948,336	141,536	71,351
Net increase (decrease) in net assets from contract transactions	47,820	562,121	109,226	86,508
Increase in net assets	100,507	1,510,457	250,762	157,859
Net assets, beginning of year	496,858	6,592,753	1,215,638	497,878
Net assets, end of year	$597,365	8,103,210	1,466,400	655,737

14

AMERICAN FIDELITY SEPARATE ACCOUNT C
Statements of Changes in Net Assets
Year ended December 31, 2012
	Segregated subaccounts
	Value		Capital
	Opportunities	Basic	Appreciation
	V.I.	Value V.I.	V.I.
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(45,870)	18,014	(527)
Net realized gains (losses) on investments	29,915	16,479	1,669
Unrealized appreciation (depreciation) during the year	512,624	489,608	6,874
Net increase in net assets from operations	496,669	524,101	8,016
Net increase (decrease) in net assets from contract transactions	150,111	290,673	48,469
Increase in net assets	646,780	814,774	56,485
Net assets, beginning of year	4,155,488	4,122,017	62,708
Net assets, end of year	$4,802,268	4,936,791	119,193

15

AMERICAN FIDELITY SEPARATE ACCOUNT C
Statements of Changes in Net Assets
Year ended December 31, 2012
	Segregated subaccounts
		VP	VP	VP	Dual
	VP	Capital	Income and	International	Strategy
	Balanced	Appreciation	Growth	Value	Fund
Increase (decrease) in net assets from operations:
Net investment income (loss)	$6,364	(21,679)	5,591	(5,525)	(6,579)
Net realized gains (losses) on investments	20,830	90,105	7,560	632	20,526
Unrealized appreciation (depreciation) during the year	87,729	107,874	87,836	147,845	193,281
Net increase in net assets from operations	114,923	176,300	100,987	142,952	207,228
Net increase (decrease) in net assets from contract transactions	(96,075)	166,254	80,006	107,165	5,935
Increase in net assets	18,848	342,554	180,993	250,117	213,163
Net assets, beginning of year	1,161,085	1,204,810	752,304	685,723	1,407,784
Net assets, end of year	$1,179,933	1,547,364	933,297	935,840	1,620,947

16

AMERICAN FIDELITY SEPARATE ACCOUNT C
Statements of Changes in Net Assets
Year ended December 31, 2012
	Segregated subaccounts
			VNG	VNG
	Total Bond	VNG	Small	Capital
	Market Index	Balanced	Company	Growth
Increase (decrease) in net assets from operations:
Net investment income (loss)	$21,607	50,122	(34,769)	(1,472)
Net realized gains (losses) on investments	23,544	12,757	68,377	3,174
Unrealized appreciation (depreciation) during the year	2,798	400,562	285,751	25,788
Net increase in net assets from operations	47,949	463,441	319,359	27,490
Net increase (decrease) in net assets from contract transactions	235,384	686,525	306,009	130,851
Increase in net assets	283,333	1,149,966	625,368	158,341
Net assets, beginning of year	1,794,269	3,984,692	2,369,072	155,479
Net assets, end of year	$2,077,602	5,134,658	2,994,440	313,820
See accompanying notes to financial statements.

17

AMERICAN FIDELITY SEPARATE ACCOUNT C
Statements of Changes in Net Assets
Year ended December 31, 2011
	Segregated subaccounts
	Socially
	Responsible	Stock	International	Technology
	Growth	Index	Value	Growth
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(3,064)	23,806	7,926	(7,631)
Net realized gains (losses) on investments	2,074	51,788	(5,399)	5,403
Unrealized appreciation (depreciation) during the year	(3,345)	(61,637)	(295,489)	(46,993)
Net increase (decrease) in net assets from operations	(4,335)	13,957	(292,962)	(49,221)
Net increase (decrease) in net assets from contract transactions	41,558	731,567	130,489	66,318
Increase (decrease) in net assets	37,223	745,524	(162,473)	17,097
Net assets, beginning of year	459,635	5,847,229	1,378,111	480,781
Net assets, end of year	$496,858	6,592,753	1,215,638	497,878

18

AMERICAN FIDELITY SEPARATE ACCOUNT C
Statements of Changes in Net Assets
Year ended December 31, 2011
	Segregated subaccounts
	Value			Capital
	Opportunities	Basic	Global	Appreciation
	V.I.	Value V.I.	Allocation V.I.	V.I.
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(44,757)	17,013	(417)	(501)
Net realized gains (losses) on investments	15,559	4,895	3,961	1,429
Unrealized appreciation (depreciation) during the year	(135,305)	(187,860)	(2,296)	(6,905)
Net increase (decrease) in net assets from operations	(164,503)	(165,952)	1,248	(5,977)
Net increase (decrease) in net assets from contract transactions	339,063	449,399	(37,578)	38,490
Increase (decrease) in net assets	174,560	283,447	(36,330)	32,513
Net assets, beginning of year	3,980,928	3,838,570	36,330	30,195
Net assets, end of year	$4,155,488	4,122,017	—	62,708

19

AMERICAN FIDELITY SEPARATE ACCOUNT C
Statements of Changes in Net Assets
Year ended December 31, 2011
	Segregated subaccounts
		VP	VP	VP	Dual
	VP	Capital	Income and	International	Strategy
	Balanced	Appreciation	Growth	Value	Fund
Increase (decrease) in net assets from operations:
Net investment income (loss)	$4,611	(17,670)	669	(1,094)	(6,619)
Net realized gains (losses) on investments	1,315	1,915	1,630	1,437	3,356
Unrealized appreciation (depreciation) during the year	32,669	(88,162)	6,640	(102,526)	(19,387)
Net increase (decrease) in net assets from operations	38,595	(103,917)	8,939	(102,183)	(22,650)
Net increase (decrease) in net assets from contract transactions	126,971	243,673	93,002	122,964	140,829
Increase (decrease) in net assets	165,566	139,756	101,941	20,781	118,179
Net assets, beginning of year	995,519	1,065,054	650,363	664,942	1,289,605
Net assets, end of year	$1,161,085	1,204,810	752,304	685,723	1,407,784

20

AMERICAN FIDELITY SEPARATE ACCOUNT C
Statements of Changes in Net Assets
Year ended December 31, 2011
	Segregated subaccounts
			VNG	VNG
	Total Bond	VNG	Small	Capital
	Market Index	Balanced	Company	Growth
Increase (decrease) in net assets from operations:
Net investment income (loss)	$25,201	35,512	(29,524)	(926)
Net realized gains (losses) on investments	13,938	4,457	3,341	2,968
Unrealized appreciation (depreciation) during the year	55,408	31,420	10,570	(6,277)
Net increase (decrease) in net assets from operations	94,547	71,389	(15,613)	(4,235)
Net increase (decrease) in net assets from contract transactions	323,395	712,665	402,044	59,291
Increase (decrease) in net assets	417,942	784,054	386,431	55,056
Net assets, beginning of year	1,376,327	3,200,638	1,982,641	100,423
Net assets, end of year	$1,794,269	3,984,692	2,369,072	155,479
See accompanying notes to financial statements.

21

AMERICAN FIDELITY SEPARATE ACCOUNT C
Financial Highlights
December 31

	Socially Responsible Growth
	2012	2011		2010	2009	2008
Net assets	$597,365	496,858		459,635	335,789	205,535
Accumulation unit value	15.674	14.210		14.296	12.639	9.592
Number of accumulation units outstanding	38,111	34,966		32,152	26,568	21,428
Investment income as a percent of average net assets (1)	0.78%	0.87%		0.81%	0.90%	0.71%
Expenses as a percent of average net assets (2)	1.50%	1.50%		1.50%	1.50%	1.50%
Total return (3)	10.30%	(0.60)%		13.11%	31.77%	(35.40)%
	Stock Index
	2012	2011		2010	2009	2008
Net assets	$8,103,210	6,592,753		5,847,229	4,362,128	2,650,517
Accumulation unit value	16.743	14.684		14.632	12.934	10.392
Number of accumulation units outstanding	483,990	448,963		399,626	337,272	255,047
Investment income as a percent of average net assets (1)	2.09%	1.87%		1.90%	2.16%	2.21%
Expenses as a percent of average net assets (2)	1.50%	1.50%		1.50%	1.50%	1.50%
Total return (3)	14.02%	0.36%		13.13%	24.46%	(38.08)%
	Growth and Income
	2012	2011		2010	2009	2008
Net assets	$—	—		—	438,068	276,308
Accumulation unit value	—	—		—	12.083	9.524
Number of accumulation units outstanding	—	—		—	36,256	29,013
Investment income as a percent of average net assets (1)	—%	—%	`	0.43%	1.35%	0.70%
Expenses as a percent of average net assets (2)	—%	—%		1.50%	1.50%	1.50%
Total return (3)	—%	—%		**	26.87%	(41.30)%
	International Value
	2012	2011		2010	2009	2008
Net assets	$1,466,400	1,215,638		1,378,111	1,134,880	649,982
Accumulation unit value	15.033	13.545		16.867	16.391	12.704
Number of accumulation units outstanding	97,544	89,750		81,706	69,237	51,163
Investment income as a percent of average net assets (1)	2.86%	2.06%		1.73%	3.75%	2.23%
Expenses as a percent of average net assets (2)	1.50%	1.50%		1.50%	1.50%	1.50%
Total return (3)	10.99%	(19.70)%		2.90%	29.02%	(38.26)%
	Technology Growth
	2012	2011		2010	2009	2008
Net assets	$655,737	497,878		480,781	318,778	170,675
Accumulation unit value	16.392	14.392		15.842	12.376	7.968
Number of accumulation units outstanding	40,003	34,595		30,349	25,757	21,419
Investment income as a percent of average net assets (1)	—%	—%		—%	0.42%	—%
Expenses as a percent of average net assets (2)	1.50%	1.50%		1.50%	1.50%	1.50%
Total return (3)	13.90%	(9.15)%		28.01%	55.32%	(42.06)%
	Value Opportunities V.I.
	2012	2011		2010	2009	2008
Net assets	$4,802,268	4,155,488		3,980,928	2,667,135	1,560,772
Accumulation unit value	19.224	17.187		17.881	14.104	11.156
Number of accumulation units outstanding	249,806	241,777		222,635	189,099	139,903
Investment income as a percent of average net assets (1)	0.49%	0.42%		0.59%	0.79%	0.88%
Expenses as a percent of average net assets (2)	1.50%	1.50%		1.50%	1.50%	1.50%
Total return (3)	11.85%	(3.88)%		26.78%	26.43%	(40.94)%
	Basic Value V.I.
	2012	2011		2010	2009	2008
Net assets	$4,936,791	4,122,017		3,838,570	2,942,476	1,742,498
Accumulation unit value	17.640	15.701		16.339	14.703	11.381
Number of accumulation units outstanding	279,860	262,533		234,937	200,128	153,102
Investment income as a percent of average net assets (1)	1.89%	1.91%		1.80%	2.40%	2.86%
Expenses as a percent of average net assets (2)	1.50%	1.50%		1.50%	1.50%	1.50%
Total return (3)	12.35%	(3.90)%		11.13%	29.19%	(37.71)%
	Large Cap Growth V.I.
	2012	2011		2010	2009	2008
Net assets	$—	—		—	232,757	87,918
Accumulation unit value	—	—		—	7.208	5.770
Number of accumulation units outstanding	—	—		—	32,290	15,236
Investment income as a percent of average net assets (1)	—%	—%		0.01%	0.77%	0.74%
Expenses as a percent of average net assets (2)	—%	—%		1.50%	1.50%	1.50%
Total return (3)	—%	—%		**	24.92%	(41.59)%
	Global Allocation V.I.
	2012	2011		2010*	2009	2008
Net assets	$—	—		36,330	—	—
Accumulation unit value	—	—		11.419	—	—
Number of accumulation units outstanding	—	—		3,182	—	—
Investment income as a percent of average net assets (1)	—%	—%		1.66%	—%	—%
Expenses as a percent of average net assets (2)	—%	1.50%		1.50%	—%	—%
Total return (3)	—	***		14.19%	—%	—%
	Capital Appreciation V.I.
	2012	2011		2010*	2009	2008
Net assets	$119,193	62,708		30,195	—	—
Accumulation unit value	12.563	11.202		12.479	—	—
Number of accumulation units outstanding	9,488	5,598		2,420	—	—
Investment income as a percent of average net assets (1)	0.95%	0.45%		0.25%	—%	—%
Expenses as a percent of average net assets (2)	1.50%	1.50%		1.50%	—%	—%
Total return (3)	12.15%	(10.23)%		24.79%	—%	—%

22

	VP Balanced
	2012	2011	2010	2009	2008
Net assets	$1,179,933	1,161,085	995,519	789,660	574,980
Accumulation unit value	16.875	15.322	14.766	13.427	11.802
Number of accumulation units outstanding	69,920	75,779	67,418	58,811	48,719
Investment income as a percent of average net assets (1)	2.04%	1.92%	1.94%	5.15%	2.44%
Expenses as a percent of average net assets (2)	1.50%	1.50%	1.50%	1.50%	1.50%
Total return (3)	10.14%	3.76%	9.97%	13.77%	(21.52)%
	VP Capital Appreciation
	2012	2011	2010	2009	2008
Net assets	$1,547,364	1,204,810	1,065,054	613,274	271,814
Accumulation unit value	24.990	21.868	23.744	18.358	13.595
Number of accumulation units outstanding	61,919	55,094	44,856	33,407	19,993
Investment income as a percent of average net assets (1)	—%	—%	—%	0.69%	—%
Expenses as a percent of average net assets (2)	1.50%	1.50%	1.50%	1.50%	1.50%
Total return (3)	14.28%	(7.90)%	29.34%	35.03%	(46.99)%
	VP Income and Growth
	2012	2011	2010	2009	2008
Net assets	$933,297	752,304	650,363	436,221	273,863
Accumulation unit value	15.486	13.700	13.487	11.994	10.310
Number of accumulation units outstanding	60,269	54,914	48,222	36,371	26,564
Investment income as a percent of average net assets (1)	2.15%	1.58%	1.59%	4.63%	1.78%
Expenses as a percent of average net assets (2)	1.50%	1.50%	1.50%	1.50%	1.50%
Total return (3)	13.04%	1.58%	12.45%	16.33%	(35.56)%
	VP International Value
	2012	2011	2010	2009	2008
Net assets	$935,840	685,723	664,942	494,406	233,233
Accumulation unit value	17.856	14.960	17.265	15.470	11.740
Number of accumulation units outstanding	52,411	45,838	38,513	31,960	19,866
Investment income as a percent of average net assets (1)	0.81%	1.33%	2.18%	1.70%	0.71%
Expenses as a percent of average net assets (2)	1.50%	1.50%	1.50%	1.50%	1.50%
Total return (3)	19.36%	(13.35)%	11.60%	31.77%	(45.65)%
	Dual Strategy Fund
	2012	2011	2010	2009	2008
Net assets	$1,620,947	1,407,784	1,289,605	945,087	609,534
Accumulation unit value	15.148	13.213	13.404	11.460	9.306
Number of accumulation units outstanding	107,010	106,548	96,212	82,468	65,498
Investment income as a percent of average net assets (1)	1.08%	1.01%	1.35%	1.88%	1.73%
Expenses as a percent of average net assets (2)	1.50%	1.50%	1.50%	1.50%	1.50%
Total return (3)	14.65%	(1.42)%	16.96%	23.15%	(39.52)%
	Total Bond Market Index
	2012	2011	2010	2009	2008
Net assets	$2,077,602	1,794,269	1,376,327	898,537	566,328
Accumulation unit value	13.267	12.946	12.208	11.636	11.490
Number of accumulation units outstanding	156,603	138,595	112,743	77,222	50,796
Investment income as a percent of average net assets (1)	2.59%	3.10%	3.11%	3.81%	3.72%
Expenses as a percent of average net assets (2)	1.50%	1.50%	1.50%	1.50%	1.50%
Total return (3)	2.48%	6.05%	4.91%	1.27%	3.66%
	VNG Balanced
	2012	2011	2010	2009	2008
Net assets	$5,134,658	3,984,692	3,200,638	2,327,207	1,417,914
Accumulation unit value	14.469	13.049	12.773	11.680	9.647
Number of accumulation units outstanding	354,868	305,373	250,570	199,254	146,983
Investment income as a percent of average net assets (1)	2.59%	2.47%	2.76%	3.99%	3.10%
Expenses as a percent of average net assets (2)	1.50%	1.50%	1.50%	1.50%	1.50%
Total return (3)	10.88%	2.16%	9.36%	21.07%	(23.73)%
	VNG Small Company
	2012	2011	2010	2009	2008
Net assets	$2,994,440	2,369,072	1,982,641	1,194,234	541,141
Accumulation unit value	14.599	12.926	12.945	9.971	7.262
Number of accumulation units outstanding	205,111	183,282	153,158	119,772	74,516
Investment income as a percent of average net assets (1)	0.23%	0.17%	0.31%	0.95%	0.55%
Expenses as a percent of average net assets (2)	1.50%	1.50%	1.50%	1.50%	1.50%
Total return (3)	12.94%	(0.15)%	29.83%	37.30%	(40.37)%

23

AMERICAN FIDELITY SEPARATE ACCOUNT C
Financial Highlights
December 31
	VNG Capital Growth
	2012	2011	2010*	2009	2008
Net assets	$313,820	155,479	100,423	—	—
Accumulation unit value	13.449	11.823	12.114	—	—
Number of accumulation units outstanding	23,334	13,151	8,290	—	—
Investment income as a percent of average net assets (1)	0.84%	0.78%	—%	—%	—%
Expenses as a percent of average net assets (2)	1.50%	1.50%	1.50%	—%	—%
Total return (3)	13.75%	(2.40%)	21.14%	—%	—%

*		This segregated subaccount was added as an investment option on May 1, 2010. Investment income and expense ratios are annualized and total return is not annualized.
**		Total return is not presented as these segregated subaccounts were terminated on May 1, 2010.
***		Total return is not presented as this segregated subaccount was terminated on May 1, 2011.
	(1)	These ratios represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund divided by the average net assets.
	(2)	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges and administrative charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
	(3)	The total return for the period indicated, including changes in the value of the underlying fund, reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption for units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented.
See accompanying notes to financial statements.

24

AMERICAN FIDELITY SEPARATE ACCOUNT C
Notes to Financial Statements
December 31, 2012

(1)	Summary of Significant Accounting Policies

(a)	General

American Fidelity Separate Account C (Account C) is a separate account of American Fidelity Assurance Company (AFA) and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The inception date of Account C was June 4, 2002; however, no purchases occurred until operations commenced in September 2002.

The assets of each of the segregated subaccounts are held for the exclusive benefit of the variable annuity contract owners and are not chargeable with liabilities arising out of the business conducted by any other account or by AFA. Contract owners allocate their variable annuity purchase payments to one or more of the segregated subaccounts. Such payments are then invested in the various funds underlying the subaccounts (collectively referred to as the Funds).

Effective May 1, 2011, Account C terminated Global Allocation V.I.

One of Account C’s subaccounts, the American Fidelity Dual Strategy Fund, Inc., is a mutual fund sponsored by AFA.

(b)	Investments

Investments in shares of the Funds are stated at fair value, which is the net asset value per share as determined daily by the Funds. Transactions are recorded on a trade-date basis by the Funds. Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date.

Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are determined on the average cost basis.

Account C groups its financial assets measured at fair value in three levels, based on inputs and assumptions used to determine the fair value. These levels are as follows:

Level 1 – quoted prices in active markets for identical securities. Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 – significant unobservable inputs (including Account C’s own assumptions used to determine the fair value of investments). There were no transfers of securities from Level 1 to Level 2 or vice versa throughout the year.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

       The following table summarizes the inputs used to value Account C’s net assets as of December 31, 2012:

Level 1 – Quoted prices	$37,418,865
Level 2 – Other significant observable inputs	—
Level 3 – Significant unobservable inputs	—
Total	$37,418,865

(c)	Income Taxes

Account C is not taxed separately because the operations of Account C are part of the total operations of AFA. AFA files its federal income tax returns under sections of the Internal Revenue Code (the Code) applicable to life insurance companies. Account C will not be taxed as a “regulated investment company” under subchapter M of the Code. Based on this, no charge is being made currently to Account C for federal income taxes. AFA will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Account C recognizes and measures unrecognized tax positions in accordance with Financial Accounting Standards Board (FASB), Accounting Standards Codification (ASC) 740, Income Taxes. Account C has no unrecognized tax positions at December 31, 2012.

As of December 31, 2012, Account C has no accrued interest and penalties related to unrecognized tax positions. Account C would recognize interest accrued related to unrecognized tax positions in interest expense and penalties accrued in operating expense, should they occur.

The tax years 2009 through 2012 remain open to examination by the major taxing jurisdictions to which Account C is subject. Account C, as a part of AFA, is not currently under examination by any taxing authority and does not expect any material changes to its unrecognized tax positions within the next twelve months.

(d)	Annuity Reserves

Annuity reserves are computed for currently payable contracts according to the Progressive Annuity Mortality Table. The assumed interest rate is 3.5% unless the annuitant elects otherwise, in which case the rate may vary from 0% to 5% as regulated by the laws of the respective states. Charges to annuity reserves for mortality and expense risks experience are reimbursed to AFA if the reserves required are less than originally estimated.

If additional reserves are required, AFA reimburses Account C. At December 31, 2012, there were no contract owners who had elected the variable annuity method of payout. Accordingly, Account C held no annuity reserves at December 31, 2012.

25

AMERICAN FIDELITY SEPARATE ACCOUNT C

Notes to Financial Statements

December 31, 2012

(e)	Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

(f)	Recent Accounting Pronouncements

In May 2011, the FASB issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (ASU No. 2011-04). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Account C has adopted this guidance in 2012 with no material impact on the financial statements or disclosures.

(2)	Variable Annuity Contracts

AFA manages the operations of Account C and assumes certain mortality and expense risks under the variable annuity contracts. Administrative fees are equal to 0.0004110% of the Funds’ daily net assets (0.15% per annum). Distribution fees are equal to 0.0002740% (0.10% per annum). Mortality and expense fees are equal to 0.0034247% of the Funds’ daily net assets (1.25% per annum).

During the accumulation period, contract owners may partially or totally withdraw from Account C by surrendering a portion or all of their accumulation units. The Code may limit certain withdrawals based upon age, disability, and other factors. When contract owners withdraw, they receive the current value of their accumulation units, less applicable withdrawal charges. These withdrawal charges, assessed through the redemption of units, range from 8% in policy years one through five to 0% beginning in policy year eleven. All such fees were paid to AFA.

(3)	Unit Activity from Contract Transactions

Transactions in units for each segregated subaccount for the years ended December 31, 2012 and 2011 were as follows:

	2012 – Segregated subaccounts
	Socially Responsible Growth		Stock Index
	Units	Dollars	Units	Dollars
Payments received	5,632	$87,069	67,900	$1,094,859
Withdrawal of funds	(2,487)	(39,249)	(32,873)	(532,738)
	Net change from contract
transactions	3,145	$47,820	35,027	$562,121

26

AMERICAN FIDELITY SEPARATE ACCOUNT C
Notes to Financial Statements
December 31, 2012

	2012 – Segregated subaccounts
	International Value		Technology Growth
	Units	Dollars	Units	Dollars
Payments received	16,654	$231,310	7,093	$113,311
Withdrawal of funds	(8,860)	(122,084)	(1,685)	(26,803)
	Net change from contract
transactions	7,794	$109,226	5,408	$86,508

	2012 – Segregated subaccounts
	Value Opportunities V.I.		Basic Value V.I.
	Units	Dollars	Units	Dollars
Payments received	29,349	$544,598	35,353	$599,683
Withdrawal of funds	(21,320)	(394,487)	(18,026)	(309,010)
	Net change from contract
transactions	8,029	$150,111	17,327	$290,673

	2012 – Segregated subaccounts
	Capital Appreciation V.I.		VP Balanced
	Units	Dollars	Units	Dollars
Payments received	4,582	$56,948	10,171	$166,761
Withdrawal of funds	(692)	(8,479)	(16,030)	(262,836)
Net change from
contract transactions	3,890	$48,469	(5,859)	(96,075)

	2012 – Segregated subaccounts
	VP Capital Appreciation		VP Income and Growth
	Units	Dollars	Units	Dollars
Payments received	11,912	$293,217	11,640	$174,469
Withdrawal of funds	(5,087)	(126,963)	(6,285)	(94,463)
	Net change from contract
transactions	6,825	$166,254	5,355	$80,006

27

AMERICAN FIDELITY SEPARATE ACCOUNT C
Notes to Financial Statements
December 31, 2012

	2012 – Segregated subaccounts
	VP International Value		Dual Strategy Fund
	Units	Dollars	Units	Dollars
Payments received	9,400	$152,777	11,287	$164,537
Withdrawal of funds	(2,827)	(45,612)	(10,825)	(158,602)
Net change from
contract transactions	6,573	$107,165	462	$5,935

	2012 – Segregated subaccounts
	Total Bond Market Index		VNG Balanced
	Units	Dollars	Units	Dollars
Payments received	31,977	$420,130	70,591	$981,707
Withdrawal of funds	(13,969)	(184,746)	(21,096)	(295,182)
Net change from contract
transactions	18,008	$235,384	49,495	$686,525

	2012 – Segregated subaccounts
	VNG Small Company		VNG Capital Growth
	Units	Dollars	Units	Dollars
Payments received	35,556	$498,736	10,730	$137,681
Withdrawal of funds	(13,727)	(192,727)	(547)	(6,830)
Net change from contract
transactions	21,829	$306,009	10,183	$130,851

	2011 – Segregated subaccounts
	Socially Responsible Growth		Stock Index
	Units	Dollars	Units	Dollars
Payments received	5,059	$74,340	70,780	$1,047,728
Withdrawal of funds	(2,245)	(32,782)	(21,443)	(316,161)
Net change from contract
transactions	2,814	$41,558	49,337	$731,567

28

AMERICAN FIDELITY SEPARATE ACCOUNT C
Notes to Financial Statements
December 31, 2012

	2011 – Segregated subaccounts
	International Value		Technology Growth
	Units	Dollars	Units	Dollars
Payments received	13,427	$214,088	6,416	$100,562
Withdrawal of funds	(5,383)	(83,599)	(2,170)	(34,244)
Net change from contract
transactions	8,044	$130,489	4,246	$66,318

	2011 – Segregated subaccounts
	Value Opportunities V.I.		Basic Value V.I.
	Units	Dollars	Units	Dollars
Payments received	34,995	$621,511	39,279	$639,326
Withdrawal of funds	(15,853)	(282,448)	(11,683)	(189,927)
Net change from contract
transactions	19,142	$339,063	27,596	$449,399

	2011 – Segregated subaccounts
	Global Allocation V.I.		Capital Appreciation V.I.
	Units	Dollars	Units	Dollars
Payments received	3,365	$39,322	3,253	$39,430
Withdrawal of funds	(6,547)	(76,900)	(75)	(940)
Net change from contract
transactions	(3,182)	$(37,578)	3,178	$38,490

	2011 – Segregated subaccounts
	VP Balanced		VP Capital appreciation
	Units	Dollars	Units	Dollars
Payments received	11,667	$176,347	12,624	$298,899
Withdrawal of funds	(3,306)	(49,376)	(2,386)	(55,226)
Net change from contract
transactions	8,361	$126,971	10,238	$243,673

29

AMERICAN FIDELITY SEPARATE ACCOUNT C
Notes to Financial Statements
December 31, 2012

	2011 – Segregated subaccounts
	VP Income and Growth		VP International Value
	Units	Dollars	Units	Dollars
Payments received	11,195	$153,599	9,473	$159,940
Withdrawal of funds	(4,503)	(60,597)	(2,148)	(36,976)
Net change from contract
transactions	6,692	$93,002	7,325	$122,964

	2011 – Segregated subaccounts
	Dual Strategy Fund		Total Bond Market Index
	Units	Dollars	Units	Dollars
Payments received	12,868	$175,484	29,692	$371,308
Withdrawal of funds	(2,532)	(34,655)	(3,840)	(47,913)
Net change from contract
transactions	10,336	$140,829	25,852	$323,395

	2011 – Segregated subaccounts
	VNG Balanced		VNG Small Company
	Units	Dollars	Units	Dollars
Payments received	70,780	$921,822	36,287	$482,165
Withdrawal of funds	(15,977)	(209,157)	(6,163)	(80,121)
Net change from contract
transactions	54,803	$712,665	30,124	$402,044

	2011 – Segregated subaccounts
	VNG Capital Growth
	Units	Dollars
Payments received	4,901	$59,782
Withdrawal of funds	(40)	(491)
Net change from contract transactions	4,861	$59,291

(4)	Subsequent Events

Account C has evaluated subsequent events through February 11, 2013, the date the financial statements were issued.

30

AMERICAN FIDELITY ASSURANCE COMPANY

AND SUBSIDIARIES

Consolidated Financial Statements

December 31, 2012 and 2011

(With Report of Independent Registered Public Accounting Firm Thereon)

Report of Independent Registered Public Accounting Firm

The Board of Directors
American Fidelity Assurance Company:

We have audited the accompanying consolidated balance sheets of American Fidelity Assurance Company and subsidiaries (the Company) as of December 31, 2012 and 2011, and the related consolidated statements of income, comprehensive income, stockholder’s equity, and cash flows for each of the years in the three-year period ended December 31, 2012. In connection with our audits of the consolidated financial statements, we have also audited the financial statement schedules III and IV for each of the years in the three-year period ended December 31, 2012. These consolidated financial statements and financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of American Fidelity Assurance Company and subsidiaries as of December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2012, in conformity with U.S. generally accepted accounting principles. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As described in notes 1 and 2 to the consolidated financial statements, effective January 1, 2012 the Company retrospectively adopted Accounting Standards Update (ASU) 2010-26, Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.

          KPMG LLP

April 17, 2013

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Consolidated Balance Sheets
December 31, 2012 and 2011
(In thousands)

		2011
		(As adjusted
Assets	2012	see note 2)
Investments:
Fixed maturities available-for-sale, at fair value (amortized cost of
$2,476,949 and $2,260,429 in 2012 and 2011, respectively)	$2,690,412	2,402,150
Equity securities available-for-sale, at fair value:
Preferred stocks (cost of $300 in 2012 and 2011)	170	140
Common stocks (cost of $26,691 and $26,257 in
2012 and 2011, respectively)	26,883	26,452
Trading investments	826,504	758,037
Mortgage loans on real estate, net	339,296	330,087
Investment real estate, at cost (less accumulated depreciation of
$924 and $44 in 2012 and 2011, respectively)	42,015	2,459
Policy loans	26,963	28,056
Short-term and other investments	10,814	24,150
	3,963,057	3,571,531
Cash and cash equivalents	109,485	84,559
Accrued investment income	35,949	33,224
Accounts receivable:
Uncollected premiums	68,967	49,304
Reinsurance receivable	1,001,093	982,003
Other	15,278	12,516
	1,085,338	1,043,823
Deferred policy acquisition costs	435,165	419,751
Other assets	83,741	20,925
Separate account assets	448,920	389,404
Total assets	$6,161,655	5,563,217

 (Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Consolidated Balance Sheets
December 31, 2012 and 2011
(In thousands)

		2011
		(As adjusted
Liabilities and Stockholder’s Equity	2012	see note 2)
Policy liabilities:
Reserves for future policy benefits:
Life and annuity	$1,015,587	976,030
Accident and health	675,660	616,261
Unearned premiums	5,206	5,194
Benefits payable	165,671	144,953
Funds held under deposit administration contracts	1,219,807	1,106,365
Other policy liabilities	144,046	144,930
	3,225,977	2,993,733
Other liabilities:
Funds withheld under reinsurance contract	724,579	705,668
Derivative in funds withheld under reinsurance contract	126,184	85,807
Deferred income tax liability	140,476	107,369
General expenses, taxes, licenses and fees payable,
and other liabilities	147,068	134,401
	1,138,307	1,033,245
Notes payable	538,136	471,943
Capital lease obligation	63,040	—
Separate account liabilities	448,920	389,404
Total liabilities	5,414,380	4,888,325
Stockholder’s equity:
Common stock, par value $10 per share. Authorized, issued,
and outstanding, 250,000 shares	2,500	2,500
Additional paid-in capital	31,538	31,538
Accumulated other comprehensive income	125,404	83,265
Retained earnings	587,833	557,589
Total stockholder’s equity	747,275	674,892
Commitments and contingencies (notes 8, 10, 12, 13, and 15)
Total liabilities and stockholder’s equity	$6,161,655	5,563,217

See accompanying notes to consolidated financial statements.

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Consolidated Statements of Income
Years ended December 31, 2012, 2011, and 2010
(In thousands, except per share amounts)

		2011	2010
		(As adjusted	(As adjusted
	2012	see note 2)	see note 2)
Insurance revenues:
Premiums:
Life and annuity	$68,087	62,585	56,104
Accident and health	633,347	603,452	575,834
	701,434	666,037	631,938
Investment revenues:
Net investment income	117,334	120,239	109,921
Realized investment gains	51,710	59,548	58,044
Impairment losses recognized in earnings	(2,733)	(2,633)	(10,018)
Other revenues, net	19,587	19,889	14,718
Total revenues	887,332	863,080	804,603
Benefits:
Benefits paid or provided:
Life and annuity	29,781	29,202	26,597
Accident and health	337,100	316,218	300,514
Interest credited to funded contracts	47,375	44,253	41,628
Increase in reserves for future policy benefits:
Life and annuity (net of increase in reinsurance
reserves ceded of $15,300, $15,331, and $12,588
in 2012, 2011, and 2010, respectively)	24,257	18,943	14,904
Accident and health (net of increase in reinsurance
reserves ceded of $11,543, $22,621, and
$20,914 in 2012, 2011, and 2010, respectively)	51,218	49,943	36,226
Change in fair value of derivative in funds withheld
under reinsurance contract	40,377	59,684	47,527
	530,108	518,243	467,396
Expenses:
Selling costs	128,401	120,765	120,458
Other operating, administrative, and general expenses	127,667	107,022	108,541
Taxes, other than federal income taxes, and licenses
and fees	21,105	19,183	17,264
Net increase in deferred policy acquisition costs	(22,354)	(22,609)	(33,943)
	254,819	224,361	212,320
Total benefits and expenses	784,927	742,604	679,716
Income before income tax expense	102,405	120,476	124,887
Income tax expense:
Current	21,741	34,541	33,424
Deferred	10,417	4,020	8,148
	32,158	38,561	41,572
Net income	$70,247	81,915	83,315
Basic net income per share	$281	328	333

See accompanying notes to consolidated financial statements.

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Consolidated Statements of Comprehensive Income
Years ended December 31, 2012, 2011, and 2010
(In thousands)

		2011	2010
		(As adjusted	(As adjusted
	2012	see note 2)	see note 2)
Net income	$70,247	81,915	83,315
Other comprehensive income, before tax:
Unrealized gains on investments available-for-sale:
Unrealized holding gains arising during period	81,622	114,678	83,913
Less reclassification adjustment for gains included
in net income	(12,586)	(2,176)	(9,216)
Plus other-than-temporary impairment losses
recognized in earnings	2,733	2,633	10,018
Effect on deferred policy acquisition cost	(6,940)	(13,658)	—
	64,829	101,477	84,715
Income tax expense related to items of other
comprehensive income	(22,690)	(35,517)	(29,650)
Other comprehensive income, net of tax	42,139	65,960	55,065
Total comprehensive income	$112,386	147,875	138,380

See accompanying notes to consolidated financial statements.

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Consolidated Statements of Stockholder’s Equity
Years ended December 31, 2012, 2011, and 2010
(In thousands)

			Accumulated
		Additional	other		Total
	Common	paid-in	comprehensive	Retained	stockholder’s
	stock	capital	income (loss)	earnings	equity
Balance, December 31, 2009 (as adjusted, see note 2)	$2,500	31,538	(37,760)	482,459	478,737
Net income	—	—	—	83,315	83,315
Other comprehensive income	—	—	55,065	—	55,065
Dividends paid	—	—	—	(50,000)	(50,000)
Balance, December 31, 2010 (as adjusted, see note 2)	2,500	31,538	17,305	515,774	567,117
Net income	—	—	—	81,915	81,915
Other comprehensive income	—	—	65,960	—	65,960
Dividends paid	—	—	—	(40,100)	(40,100)
Balance, December 31, 2011 (as adjusted, see note 2)	2,500	31,538	83,265	557,589	674,892
Net income	—	—	—	70,247	70,247
Other comprehensive income	—	—	42,139	—	42,139
Dividends paid	—	—	—	(40,003)	(40,003)
Balance, December 31, 2012	$2,500	31,538	125,404	587,833	747,275

See accompanying notes to consolidated financial statements.

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Consolidated Statements of Cash Flows
Years ended December 31, 2012, 2011, and 2010
(In thousands)

		2011	2010
		(As adjusted	(As adjusted
	2012	see note 2)	see note 2)
Cash flows from operating activities:
Net income	$70,247	81,915	83,315
Adjustments to reconcile net income to net cash provided
by operating activities:
Provision for depreciation	880	7	7
Accretion of discount on investments	(3,516)	(4,675)	(6,460)
Realized gains on investments	(13,385)	(2,083)	(11,724)
Net purchases, sales, and maturities of trading
investments	(27,421)	(15,474)	(9,120)
Net increase in deferred policy acquisition costs	(22,354)	(22,609)	(33,943)
Increase in accrued investment income	(2,725)	(368)	(3,281)
Increase in accounts receivable	(41,515)	(43,135)	(36,567)
Increase in other assets, net of realized gains	(62,816)	(1,114)	(16,741)
Increase in policy liabilities	119,686	121,963	94,056
Interest credited on deposit and other investment-type
contracts	47,375	44,253	41,628
Charges on deposit and other investment-type contracts	(12,026)	(12,200)	(9,598)
Increase (decrease) in general expenses, taxes, licenses
and fees payable, funds withheld under reinsurance
contract, and other liabilities	94,618	20,176	(26,474)
Increase in fair value of derivative in funds withheld
under reinsurance contract	40,377	59,684	47,527
Net change in fair value of trading investments	(38,325)	(57,465)	(46,320)
Provision for other than temporarily impaired investments	2,733	2,633	10,018
Deferred income taxes	10,417	4,020	8,148
Total adjustments	92,003	93,613	1,156
Net cash provided by operating activities	162,250	175,528	84,471
Cash flows from investing activities:
Sale, maturity, or repayment of investments:
Fixed maturities available-for-sale	574,414	355,746	539,628
Equity securities available-for-sale	392	1	—
Mortgage loans on real estate	53,646	34,684	40,107
Net change in short-term and other investments, net of
realized gains	13,337	(328)	21,209
Purchase of investments:
Fixed maturities available-for-sale	(779,396)	(504,801)	(680,879)
Equity securities available-for-sale	(825)	(6,533)	(1,058)
Mortgage loans on real estate	(62,948)	(40,667)	(43,430)
Real estate	(40,436)	—	—
Net change in policy loans	1,093	14	56
Net cash used in investing activities	(240,723)	(161,884)	(124,367)

  (Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Consolidated Statements of Cash Flows
Years ended December 31, 2012, 2011, and 2010
(In thousands)

		2011	2011
		(As adjusted	(As adjusted
	2012	see note 2)	see note 2)
Cash flows from financing activities:
Dividends paid to parent	$(40,003)	(40,100)	(50,000)
Proceeds from notes payable	91,193	80,605	166,442
Repayment of notes payable	(25,000)	(91,428)	(148,476)
Deposits to deposit and other investment-type contracts	149,686	131,314	132,700
Withdrawals from deposit and other investment-type contracts	(72,477)	(71,514)	(76,483)
Net cash provided by financing activities	103,399	8,877	24,183
Net change in cash and cash equivalents	24,926	22,521	(15,713)
Cash and cash equivalents, beginning of year	84,559	62,038	77,751
Cash and cash equivalents, end of year	$109,485	84,559	62,038
Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest on notes payable	$19,314	18,810	20,130
Federal income taxes, net of refunds received	21,170	34,794	32,194
Supplemental disclosure of noncash investing and
financing activities:
Change in net unrealized holding gains on investment
available-for-sale net of deferred tax expense
of $25,119, $40,296, and $29,650 in 2012, 2011,
and 2010, respectively	$46,650	74,839	55,065
Effect on deferred policy acquisition cost from change in
net unrealized holding gains on investments available-
for-sale, net of deferred tax benefit of $2,429 and $4,779
in 2012 and 2011, respectively	4,511	8,879	—
Capital lease asset and capital lease obligation	63,040	—	—

See accompanying notes to consolidated financial statements.

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

(1)	Business Description and Significant Accounting Policies

(a)	Business

American Fidelity Assurance Company and subsidiaries (AFA or the Company) provide a variety of financial services. AFA is a wholly owned subsidiary of American Fidelity Corporation (AFC), a Nevada insurance holding company. The Company is subject to state insurance regulations and periodic examinations by state insurance departments.

AFA is licensed in 49 states, as well as the District of Columbia, American Samoa, Puerto Rico and Guam, with approximately 38% of direct premiums written in Oklahoma, Texas, and California. Activities of AFA are largely concentrated in the group disability income, group and individual annuity, supplemental health, and individual medical markets. In addition, individual and group life business is also conducted. The main thrust of AFA’s sales is worksite marketing of voluntary products through the use of payroll deduction. The Company sells these voluntary products through a salaried sales force that is broken down into two primary divisions: the Association Worksite Division (AWD) and American Fidelity Educational Services (AFES). AWD specializes in voluntary disability income insurance programs aimed at selected groups and associations whose premiums are funded by employees through payroll deductions. AFES focuses on marketing to public school employees with voluntary insurance products such as disability income, tax-sheltered annuities, life insurance, dread disease, and accident only. These premiums are also funded by employees through payroll deductions. The expertise gained by the Company in worksite marketing of voluntary products is used by the Strategic Alliances Division in developing products to meet special situations. The Life Division was formed upon the acquisition of a block of life business in 2000. This division is marketing individual life products through independent brokers in the United States and Latin America. The American Public Life OKC Division (APL-OKC) was formed in 2009 to focus on the brokerage business that was previously a part of AWD. This effort is being managed in conjunction with the American Public Life (APL) brokerage business.

(b)	Basis of Presentation and Principles of Consolidation

The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (GAAP), which vary in some respects from statutory accounting practices prescribed or permitted by state insurance departments (note 3). The consolidated financial statements include the accounts and operations of AFA and its wholly owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in the consolidated financial statements.

(c)	Use of Estimates

Management of the Company has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these consolidated financial statements in conformity with GAAP. Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors, including the current economic environment. Management believes its estimates and assumptions to be reasonable under the circumstances. The Company adjusts such estimates and assumptions when facts and circumstances dictate. As future events and their effects cannot be determined with precision, actual results could differ significantly from these estimates. Changes in those estimates resulting from continuing changes in the economic environment will be reflected in the financial statements in future periods. Principal estimates that could change in the future are the fair value of investments, whether an available-for-sale security is other-than-temporarily impaired, and the actuarial assumptions used in establishing deferred policy acquisition costs and policy liabilities.

(d)	Investments

The investment portfolio includes fixed maturities, equity securities, mortgage loans, real estate, policy loans, and short-term and other investments. Management records investments on the trade date and determines the appropriate classification of investments at the time of purchase. Held-to-maturity debt securities are those securities that management has the intent and the Company has the ability at the time of purchase to hold until maturity, and they are carried at amortized cost. Trading securities are bought and held principally for the purpose of selling them in the near term and are carried at fair value. Investments held for indefinite periods of time and not intended to be held-to-maturity or for trading are classified as available-for-sale and carried at fair value. All of the Company’s investments are classified as available-for-sale or trading.

The effects of unrealized holding gains and losses on trading securities are included in the accompanying consolidated statements of income. The effects of unrealized holding gains and losses on securities available-for-sale are reported in the accompanying consolidated statements of comprehensive income. Transfers of securities between categories are recorded at fair value at the date of transfer.

Short-term investments are reported at amortized cost, which approximates fair value. Equity securities (common and nonredeemable preferred stocks) are reported at fair value. Mortgage loans on real estate are reported at the unpaid balance less an allowance for possible losses. Investments in real estate are carried at cost less accumulated depreciation. Investments in real estate, excluding land, are depreciated on a straight-line basis using an estimated life of no more than 39 years. Policy loans are reported at the unpaid balance.
(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

Realized gains and losses on disposal of investments are determined on a specific-identification basis and are included in the accompanying consolidated statements of income.

Premiums and discounts are amortized or accreted over the life of the related security as an adjustment to yield using the effective interest method. Such amortization and accretion is included in the net investment income line item in the consolidated statements of income. Investment income from asset-backed, loan-backed, structured securities and mortgage loans is recognized based on the constant effective yield method, which includes an adjustment for estimated principal prepayments, if any. The effective yield used to determine amortization for securities subject to prepayment risk is recalculated and adjusted periodically based upon actual historical and/or projected future cash flows, which are obtained from a widely accepted securities data provider. Dividend and interest income are recognized when earned. Rental income on real estate is recognized on a straight-line basis over the lease term.

Accrual of income is suspended on fixed maturities or mortgage loans that are in default. Interest income on investments in default is recognized only when payments are received. Investments included in the consolidated balance sheet that were not income producing for the preceding twelve months were not material.

To maximize earnings and minimize risk, the Company invests in a diverse portfolio of investments. The portfolio is diversified by geographic region, investment type, underlying collateral, maturity, and industry. Management does not believe the Company has any significant concentrations of credit risk in its investments.

The Company limits its risk by investing in fixed maturities and equity securities of investment-grade rated companies, mortgage loans adequately collateralized by real estate, selective real estate supported by appraisals, and policy loans collateralized by policy cash values. The Company does not purchase fixed maturities that are below investment-grade; however, certain securities have dropped below investment-grade after they were acquired. Certain fixed maturities are guaranteed by the United States government. In addition, the Company performs due diligence procedures prior to making mortgage loans. These procedures include evaluations of the creditworthiness of the mortgagees and/or tenants and independent appraisals.

One of the significant considerations related to available-for-sale securities is the evaluation of impairments on investments. In the assessment to determine if a decline in the estimated fair value of any given security is other-than-temporary, management evaluates the following factors: (1) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; (2) the recoverability of principal and interest for fixed maturity securities, or cost for equity securities; (3) the length of time and extent to which the fair value has been less than amortized cost for fixed maturity securities, or cost for equity securities; and (4) the financial condition of the issuer, including near-term and long-term prospects, the relevant industry conditions and trends, and implications of rating agency actions and offering prices.

If management determines that a decline in the value of an equity security is other-than-temporary, the cost basis is adjusted to estimated fair value and the decline in value is recorded as a net realized investment loss in the period such a determination was made. For debt securities, the amount of the other than temporary impairment (OTTI) recognized in earnings depends on whether the Company intends to sell or more likely than not will be required to sell the security before recovery. If either one of these criteria is met, the OTTI recognized in earnings is equal to the entire difference between the security’s amortized cost and its estimated fair value at the impairment measurement date. If these criteria are not met, the OTTI is bifurcated into two pieces: a credit loss recognized in earnings at an amount equal to the difference between the amortized cost and the present value of anticipated cash flows, and a noncredit loss recognized in other comprehensive income for any difference between the fair value and the net present value of anticipated cash flows. Any subsequent recoveries in value, other than amounts accreted to the expected recovery amount, are recognized at disposition.

The risks inherent in assessing the impairment of an investment include the risk that market factors may differ from the Company’s projections and the risk that facts and circumstances factored into the Company’s assessment may change with time and may lead to a different impairment conclusion in future periods.

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

(e)	Fair Value Measurements

In accordance with guidance on fair value measurements and disclosures, the Company groups its financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The levels are as follows:

•	Level 1 inputs are quoted prices in active markets for identical securities.

•	Level 2 inputs are other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 inputs are significant unobservable inputs (including the Company’s own assumptions used to determine the fair value of investments).

(f)	Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

(g)	Recognition of Premium Revenue and Related Costs

Revenues from life, payout annuity (with life contingencies), and long-duration accident and health policies represent premiums recognized when due from policyholders and are included in life and annuity, and accident and health premiums. Premiums related to short-duration accident and health policies are recognized over the applicable premium-paying period. Expenses are associated with earned premiums to result in recognition of profits over the life of the policies. Expenses include benefits paid to policyholders and the change in the reserves for future policy benefits. The Company’s earnings related to annuity products are impacted by conditions in the overall interest rate environment.

Revenues from accumulation policies, which are included in other revenues, represent amounts assessed against policyholders. Such assessments are principally surrender charges. Policyholder account balances for accumulation annuities consist of premiums received, plus credited interest, less accumulated policyholder assessments. Policyholder account balances are reported in the consolidated balance sheets as funds held under deposit administration contracts. Expenses for accumulation annuities represent interest credited to policyholder account balances.

Revenues from universal life policies, which are included in other revenues, represent amounts assessed against policyholders. Such assessments are principally mortality charges, surrender charges, and policy service fees. Policyholder account balances consist of premiums received plus credited interest, less accumulated policyholder assessments. Policyholder account balances are reported in the consolidated balance sheets as other policy liabilities. Expenses include interest credited to policyholder account balances and benefits in excess of account balances returned to policyholders.

(h)	Policy Acquisition Costs

On January 1, 2012, the Company adopted ASU 2010-26, Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts. See footnote 2 for the impact of change in accounting on the financial statements. The Company defers acquisition costs that are directly related to the successful acquisition of business. Direct costs deferred consist principally of field sales compensation, commissions, and underwriting and issue costs. Deferred costs associated with life policies are amortized (with interest) over the anticipated premium-paying period of the policies using assumptions that are consistent with the assumptions used to calculate policy reserves. Deferred costs associated with annuities and universal life policies are amortized over the life of the policies at a constant rate based on the present value of the estimated gross profit to be realized. Deferred costs related to accident and health insurance policies are amortized over the anticipated premium-paying period of the policies based on the Company’s experience. Deferred policy acquisition costs (DAC) are subject to recoverability testing at the time of policy issue and at the end of each accounting period, and are written off if determined to be unrecoverable. As part of the required accounting for unrealized gains and losses, the Company also adjusts DAC to recognize the adjustment as if the unrealized gains and losses from securities classified as available-for-sale had been realized.

(i)	Policy Liabilities

Life and annuity and accident and health policy benefit reserves are primarily calculated using the net level reserve method. The net level reserve method includes assumptions as to future investment yields, withdrawal rates, mortality rates, and other assumptions based on the Company’s experience. These assumptions are modified as necessary to reflect anticipated trends and include provisions for possible unfavorable deviation.

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

Reserves for benefits payable are determined using case-basis evaluations and statistical analyses. These reserves represent the estimate of all benefits incurred but unpaid. The cancer reserves for benefits payable and the group disability reserves for benefits payable are discounted at 5.5% at December 31, 2012 and 2011. The discount used is based on the yield on assets supporting the blocks of business. The estimates are periodically reviewed and, as adjustments become necessary, they are reflected in current operations. Although such estimates are the Company’s best estimate of the ultimate value, actual results may vary from these estimates.

(j)	Reinsurance

The Company accounts for reinsurance transactions as prescribed by the applicable accounting standards, which require the reporting of reinsurance transactions relating to the balance sheet on a gross basis and precludes immediate gain recognition on reinsurance contracts.

(k)	Income Taxes

Income taxes are accounted for under the asset and liability method as prescribed by the applicable accounting standards. Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases as well as operating loss, capital loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

The Company recognizes and measures unrecognized income tax positions as prescribed by the applicable accounting standards for income taxes. The accounting guidance clarifies the accounting for unrecognized income tax positions in an enterprise’s financial statements and requires that realization of an unrecognized income tax position must be “more likely than not” (i.e., greater than 50% likelihood of receiving a benefit) before it can be recognized in the financial statements. Further, the guidance prescribes the benefit to be recorded in the financial statements as the amount most likely to be realized assuming a review by tax authorities having all relevant information and applying current tax laws. The Company recognizes any interest accrued in interest expense and any penalties accrued in operating expense that relate to unrecognized income tax positions.

(l)	Capital Lease Asset and Equipment

Capital lease asset and equipment, which are included in other assets, are stated at cost less accumulated depreciation and are depreciated on a straight-line basis using estimated lives of three to ten years for equipment and the shorter of the useful life of the capital lease asset or the lease term 25 years. The balance of the capital lease asset and equipment at December 31, 2012 and 2011, was $65,260,000 and $2,915,000, respectively. Additions, renewals, and betterments are capitalized. Expenditures for maintenance and repairs are expensed. Upon retirement or disposal of an asset, the asset and related accumulated depreciation is eliminated and any related gain or loss is included in income.

(m)	Company-Owned Life Insurance

The Company is the owner of three single premium insurance policies for certain current executives of the Company, where the Company is the beneficiary. These policies, accounted for using the investment method, were purchased in 2010 and are recorded in other assets at their net cash surrender values, as reported by the three issuing insurance companies, whose Standard & Poor’s financial strength ratings are AA+. The net cash surrender values totaled approximately $15,885,000 and $15,352,000 as of December 31, 2012 and 2011, respectively, and is included in other assets. The face value (death benefit) of the life insurance policies underlying the contracts was approximately $39,983,000 and $39,837,000 as of December 31, 2012 and 2011, respectively.

(n)	Separate Accounts

The Company maintains separate accounts under Oklahoma insurance law designated as American Fidelity Separate Account A (Account A), American Fidelity Separate Account B (Account B) and American Fidelity Separate Account C (Account C). Account A, Account B, and Account C are registered as unit investment trusts under the Investment Company Act of 1940, as amended. Under Oklahoma law, the assets of Account A, Account B, and Account C are segregated from the Company’s assets. The assets are held for the exclusive benefit of the variable annuity contract owners and are not chargeable with liabilities arising out of the business conducted by any other account or by the Company.

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

The following table summarizes the inputs used to value the separate accounts’ net assets as of December 31 (in thousands):

	2012	2011
Level 1 – Quoted prices	$448,920	389,404
Level 2 – Other significant observable inputs	—	—
Level 3 – Significant unobservable inputs	—	—
Total	$448,920	389,404

There were no transfers of securities between levels during the years.

(o)	Basic Net Income per Share

Basic net income per share is based on the weighted average number of shares outstanding. During the years ended December 31, 2012, 2011, and 2010, the weighted average number of shares outstanding was 250,000. There are no dilutive shares outstanding.

(p)	Derivative in Funds Withheld under Reinsurance Contract

The Company follows the applicable accounting guidance on embedded derivatives related to modified coinsurance arrangements. The Company’s funds withheld under reinsurance contract contains an embedded derivative, which requires bifurcation and separate accounting under the guidance. At December 31, 2012 and 2011, the balance of the funds withheld under reinsurance contract was approximately $724,579,000 and $705,668,000, respectively. The identified embedded derivative closely resembles a total return swap. A valuation model was developed to arrive at an estimate of the fair value of the embedded derivative that uses various assumptions regarding future cash flows under the affected reinsurance contract. The assumptions for the value of the derivative include the difference between the book and market value of the underlying investment portfolio and the present value of the future Interest Maintenance Reserve (IMR) amortization. The LIBOR/swap curve is used to calculate the present value of the future IMR amortization using rates published by LIBOR and the U.S. Federal Reserve on the last day of each quarter.

The change in the embedded derivative for the years ended December 31, 2012, 2011, and 2010 of approximately $(40,377,000), $(59,684,000), and $(47,527,000), respectively, is included in the consolidated statements of income as the change in the fair value of derivative in funds withheld under reinsurance contract.

(q)	Recently Adopted Accounting Pronouncements

In June 2011, the Financial Accounting and Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-05, Presentation of Comprehensive Income, which requires entities to present comprehensive income either in a single continuous financial statement or in two separate but consecutive financial statements. Entities will no longer have the option under U.S. GAAP to present components of other comprehensive income (OCI) as part of the statement of changes in shareholders’ equity. This amended guidance is effective for interim and annual accounting periods, beginning after December 15, 2012. Early adoption is permitted, and retrospective application is required. The Company adopted this guidance effective December 31, 2011 and applied the standard retrospectively, as required. This adoption impacted the Company’s presentation of OCI items in a separate Statement of Comprehensive Income and is no longer presented in the Statement of Stockholder’s Equity.

In May 2011, the FASB issued ASU 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS (Topic 820). ASU 2011-04 provides a consistent definition of fair value and ensures that the fair value measurement and disclosure requirements are similar between U.S. GAAP and International Financial Reporting Standards. ASU 2011-04 changes certain value measurement principles and enhances the disclosure requirements particularly for Level 3 fair value measurements. This guidance is effective for annual periods beginning after December 15, 2011. The provisions of this update were adopted and are included in the notes to the financial statements.

In October 2010, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2010-26, Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts. ASU 2010-26 modified the definitions of the type of costs that can be capitalized in the successful acquisition of new and renewal insurance contracts. ASU 2010-26 requires direct costs of successful contract acquisition as well as certain costs related to underwriting, policy issuance and processing, medical and inspection and sales force contract selling for successful contract acquisition to be capitalized. The Company retrospectively adopted ASU 2010-26 on January 1, 2012. The effect of the adoption was a decrease of stockholder’s equity by $48.9 million, net of tax, as of January 1, 2010.

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

In April 2010, the FASB issued ASU 2010-15, How Investments Held through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments (Topic 944). ASU 2010-15 provides authoritative accounting literature to address practice questions on how investments held through the separate accounts of an insurance entity affect the consolidation analysis under FASB Accounting Standards Codification Subtopic 810-10, Consolidation – Overall. The provisions of ASU 2010-15 were effective for interim and annual reporting periods beginning after December 15, 2010. This guidance did not have a material impact to the financial statements.

In January 2010, the FASB issued ASU 2010-06, Fair Value Measurements and Disclosures: Improving Disclosures about Fair Value Measurements (Topic 820). ASU 2010-06 requires additional disclosures and clarifies existing disclosure requirements about fair value measurement as set forth in Accounting Standards Codification (ASC) Topic 820, Fair Value Measurements and Disclosures. The provisions of this update were adopted and are included in the notes to the financial statements.

(r)	Reclassifications

Certain prior year amounts have been reclassified to conform with the current year presentation.

(2)	Retrospective Change in Accounting Principle

On January 1, 2012, the Company adopted ASU 2010-26, Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts. ASU 2010-26 modified the definitions of the type of costs that can be capitalized in the successful acquisition of new and renewal insurance contracts. This guidance was adopted retrospectively, which reduced retained earnings and stockholder’s equity by $48.9 million as of January 1, 2010, and increased net income by approximately $2.1 million and decreased net income by approximately $1.7 million for the years ended December 21, 2011 and 2010, respectively.

The following table presents the consolidated balance sheet as of December 31, 2011 reflecting the impact of the accounting changes that were retrospectively adopted on January 1, 2012 (in thousands).

	2011
	As originally	Effect of
Assets	reported	DAC Change	As adjusted
Total investments	$3,571,531	—	3,571,531
Cash and cash equivalents	84,559	—	84,559
Accrued investment income	33,224	—	33,224
Accounts receivable	1,043,823	—	1,043,823
Deferred policy acquisition costs	494,172	(74,421)	419,751
Other assets	20,925	—	20,925
Separate account assets	389,404	—	389,404
Total assets	$5,637,638	(74,421)	5,563,217
Liabilities and Stockholder’s Equity
Liabilities:
Policy liabilities	$2,993,733	—	2,993,733
Funds withheld under reinsurance contracts	705,668	—	705,668
Derivatives in fund withheld under reinsurance contract	85,807	—	85,807
Deferred income tax liability	133,417	(26,048)	107,369
General expenses, taxes, licenses and fees payable, and other liabilities	134,401	—	134,401
Notes payable	471,943	—	471,943
Separate account liabilities	389,404	—	389,404
Total liabilities	4,914,373	(26,048)	4,888,325

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

	2011
	As originally	Effect of
	reported	DAC Change	As adjusted
Stockholder's equity:
Common stock, par value $10 per share
Authorized, issued and outstanding, 250,000 shares	$2,500	—	2,500
Additional paid in capital	31,538	—	31,538
Accumulated other comprehensive income	83,265	—	83,265
Retained earnings	605,962	(48,373)	557,589
Total stockholder's equity	723,265	(48,373)	674,892
Total liabilities and stockholder's equity	$5,637,638	(74,421)	5,563,217

The following table presents the consolidated statement of income for the year ended December 31, 2011 reflecting the impact of the accounting changes that were retrospectively adopted on January 1, 2012 (in thousands).

	2011
	As originally	Effect of
	reported	DAC Change	As adjusted
Revenues:
Premiums	$666,037	—	666,037
Investment revenues	177,154	—	177,154
Other revenues	19,889	—	19,889
Total revenues	863,080	—	863,080

Benefits:
Benefits paid or provided	345,420	—	345,420
Interest credited to funded contracts	44,253	—	44,253
Increase in reserves for future policy benefits	68,886	—	68,886
Change in fair value of derivative in funds
withheld under reinsurance contract	59,684	—	59,684

	2011
	As originally	Effect of
	reported	DAC Change	As adjusted
Expenses:
Selling costs	$120,765	—	120,765
Other operating, administrative, and general expenses	107,022	—	107,022
Taxes, other than federal income taxes, and licenses and fees	19,183	—	19,183
Increase in deferred policy acquisition costs	(19,309)	(3,300)	(22,609)
Total benefits and expenses	745,904	(3,300)	742,604
Income before income tax expense	117,176	3,300	120,476
Income tax expense	37,406	1,155	38,561
Net income	$79,770	2,145	81,915

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

The following table presents the consolidated statement of comprehensive income for the year ended December 31, 2011 reflecting the impact of the accounting change that was retrospectively adopted on January 1, 2012 (in thousands).

	2011
	As originally	Effect of
	reported	DAC Change	As adjusted
Net income	$79,770	2,145	81,915
Other comprehensive income, net of tax	65,960	—	65,960
Total comprehensive income	$145,730	2,145	147,875

The following table presents the cash flows from operating activities for the year ended December 31, 2011 reflecting the impact of the accounting changes that were retrospectively adopted on January 1, 2012 (in thousands).

	2011
	As originally	Effect of
	reported	DAC Change	As adjusted
Cash flows from operating activities:
Net income	$79,770	2,145	81,915
Adjustments to reconcile net income to net cash
provided by operating activities:
Provision for depreciation	7	—	7
Accretion of discount on investments	(4,675)	—	(4,675)
Realized gains on investments	(2,083)	—	(2,083)
Net purchases, sales and maturities of trading investments	(15,474)	—	(15,474)
Net increase in deferred policy acquisition costs	(19,309)	(3,300)	(22,609)
Increase in accrued investment income	(368)	—	(368)
Increase in accounts receivable	(43,135)	—	(43,135)
(Increase) decrease in other assets, net of realized gains	(1,114)	—	(1,114)
Increase in policy liabilities	121,963	—	121,963
Interest credited on deposit and other investment-type contracts	44,253	—	44,253

	2011
	As originally	Effect of
	reported	DAC Change	As adjusted
Charges on deposit and other investment-type contracts	$(12,200)	—	(12,200)
Increase (decrease) in general expenses, taxes, licenses
and fees payable, funds witheld under reinsurance contract,
and other liabilities	20,176	—	20,176
Increase in fair value of derivative in funds withheld under	59,684	—	59,684
reinsurance contract
Net change in fair value of trading investments	(57,465)	—	(57,465)
Provision for other than temporarily impaired investments	2,633	—	2,633
Deferred income taxes	2,865	1,155	4,020
Total adjustments	95,758	(2,145)	93,613
Net cash provided by operating activities	$175,528	—	175,528

  (Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

The following table presents the consolidated statement of income for the year ended December 31, 2010 reflecting the impact of the accounting changes that were retrospectively adopted on January 1, 2012 (in thousands).

	2010
	As originally	Effect of
	reported	DAC Change	As adjusted
Revenues:
Premiums	$631,938	—	631,938
Investment revenues	157,947	—	157,947
Other revenues	14,718	—	14,718
Total revenues	804,603	—	804,603

Benefits:
Benefits paid or provided	327,111	—	327,111
Interest credited to funded contracts	41,628	—	41,628
Increase in reserves for future policy benefits	51,130	—	51,130

	2010
	As originally	Effect of
	reported	DAC Change	As adjusted
Change in fair value of derivative in funds withheld
under reinsurance contract	$47,527	—	47,527

Expenses:
Selling costs	120,458	—	120,458
Other operating, administrative, and general expenses	108,541	—	108,541
Taxes, other than federal income taxes, and licenses and fees	17,264	—	17,264
Increase in deferred policy acquisition costs	(36,486)	2,543	(33,943)
Total benefits and expenses	677,173	2,543	679,716
Income before income tax expense	127,430	(2,543)	124,887
Income tax expense	42,462	(890)	41,572
Net income	$84,968	(1,653)	83,315

The following table presents the consolidated statement of comprehensive income for the year ended December 31, 2010 reflecting the impact of the accounting change that was retrospectively adopted on January 1, 2012 (in thousands).

	2010
	As originally	Effect of
	reported	DAC Change	As adjusted
Net income	$84,968	(1,653)	83,315
Other comprehensive income, net of tax	55,065	—	55,065
Total comprehensive income	$140,033	(1,653)	138,380

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

The following table presents the cash flows from operating activities for the year ended December 31, 2010 reflecting the impact of the accounting changes that were retrospectively adopted on January 1, 2012 (in thousands).

	2010
	As originally	Effect of
	reported	DAC Change	As adjusted
Cash flows from operating activities:
Net income	$84,968	(1,653)	83,315
Adjustments to reconcile net income to net cash
provided by operating activities:
Provision for depreciation	7	—	7
Accretion of discount on investments	(6,460)	—	(6,460)
Realized gains on investments	(11,724)	—	(11,724)
Net purchases, sales and maturities of trading investments	(9,120)	—	(9,120)
Net increase in deferred policy acquisition costs	(36,486)	2,543	(33,943)
Increase in accrued investment income	(3,281)	—	(3,281)
Increase in accounts receivable	(36,567)	—	(36,567)
(Increase) decrease in other assets, net of realized gains	(16,741)	—	(16,741)
Increase in policy liabilities	94,056	—	94,056
Interest credited on deposit and other investment-type
contracts	41,628	—	41,628
Charges on deposit and other investment-type contracts	(9,598)	—	(9,598)
(Decrease) increase in general expenses, taxes, licenses
and fees payable, funds withheld under reinsurance
contract, and other liabilities	(26,474)	—	(26,474)
Increase in fair value of derivative in funds withheld under
reinsurance contract	47,527	—	47,527
Net change in fair value of trading investments	(46,320)	—	(46,320)

	2010
	As originally	Effect of
	reported	DAC Change	As adjusted
Provision for other than temporarily impaired investments	$10,018	—	10,018
Deferred income taxes	9,038	(890)	8,148
Total adjustments	(497)	1,653	1,156
Net cash provided by operating activities	$84,471	—	84,471

(3)	Statutory Financial Information

The Company is required to file statutory financial statements with state insurance regulatory authorities. Accounting principles used to prepare statutory financial statements differ from financial statements prepared on the basis of U.S. generally accepted accounting principles. The Company reported statutory net income for the years ended December 31, 2012, 2011, and 2010 of approximately $58,513,000, $55,585,000, and $55,889,000, respectively. The Company reported statutory capital and surplus at December 31, 2012 and 2011 of approximately $308,915,000 and $294,994,000, respectively.

Retained earnings of the Company are restricted as to payment of dividends by statutory limitations applicable to insurance companies. Without prior approval of the state insurance department, dividends that can be paid by the Company are generally limited to the greater of (a) 10% of statutory capital and surplus, or (b) the statutory net gain from operations. These limitations are based on the amounts reported for the previous calendar year. The maximum dividend payout, which may be made without prior approval in 2012, is approximately $59,822,000, which is the statutory net gain from operations at December 31, 2012.

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

(4)	Investments

Investment income for the years ended December 31 is summarized below (in thousands):

	2012	2011	2010
Interest on fixed maturities	$162,820	159,459	156,022
Dividends on equity securities	833	6,541	8
Interest on mortgage loans	22,401	22,834	22,067
Investment real estate income	3.257	20	17
Interest on policy loans	3,058	3,054	2,984
Interest on short-term investments	68	13	61
Other	464	597	678
	192,901	192,518	181,837
Less reinsurance allowance for investment
income under funds withheld arrangements (note 13)	(42,648)	(42,117)	(41,322)
Less investment expenses	(32,919)	(30,162)	(30,594)
Net investment income	$117,334	120,239	109,921

Net realized gains (losses) and the changes in unrealized gains (losses) on investments for the years ended December 31 are as follows (in thousands):

	2012		2011		2010
	Realized	Unrealized	Realized	Unrealized	Realized	Unrealized
Fixed maturities available-for-sale	$12,586	71,742	2,176	120,793	9,216	84,028
Equity securities available-for-sale	—	27	—	(5,658)	—	687
Trading securities	891	—	98	—	2,647	—
Trading securities (not recognized)	38,325	—	57,465	—	46,320	—
Other-than-temporary impairments	(2,733)	—	(2,633)	—	(10,018)	—
Mortgage loans and real estate	(93)	—	(164)	—	(27)	—
Short-term and other	1	—	(27)	—	(112)	—
	$48,977	71,769	56,915	115,135	48,026	84,715

Included in the above realized gains (losses) is the (increase) decrease in the allowance for possible losses on mortgage loans of approximately $(93,000), $(46,000), and $(27,000) in 2012, 2011, and 2010, respectively.

The gross unrealized holding gains on equity securities available-for-sale were approximately $192,000 $195,000 and $5,937,000 in 2012, 2011 and 2010, respectively. The gross unrealized holding losses on equity securities available-for-sale were approximately $130,000, $159,000 and $243,000 in 2012, 2011 and 2010, respectively.

The amortized cost and estimated fair value of investments in fixed maturities available-for-sale are as follows (in thousands):

	December 31, 2012
		Gross	Gross
		unrealized	unrealized
	Amortized	holding	holding	Estimated
	cost	gains	losses	fair value
U.S. Treasury securities	$1,000	—	—	1,000
Obligations of U.S. government agencies	12,109	1,956	—	14,065
States and territories	281,324	38,074	(3)	319,395
Special revenue	248,885	19,757	(216)	268,426
Foreign government	11,952	1,433	—	13,385
Corporate securities	1,064,387	106,201	(3,706)	1,166,882
Mortgage-backed securities	857,292	63,596	(13,629)	907,259
Total	$2,476,949	231,017	(17,554)	2,690,412

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

	December 31, 2011
		Gross	Gross
		unrealized	unrealized
	Amortized	holding	holding	Estimated
	cost	gains	losses	fair value
U.S. Treasury securities	$2,498	85	—	2,583
Obligations of U.S. government - sponsored agencies	373,757	22,778	(33)	396,502
States and territories	250,305	23,109	—	273,414
Corporate securities	734,686	76,395	(8,883)	802,198
Mortgage-backed securities	899,183	52,264	(23,994)	927,453
Total	$2,260,429	174,631	(32,910)	2,402,150

The amortized cost and estimated fair value of investments in fixed maturities available-for-sale at December 31, 2012 are shown below (in thousands) by effective maturity. Expected maturities will differ from effective maturities because the issuers of such securities may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized	Estimated
	cost	fair value
Due in one year or less	$776	878
Due after one year through five years	244,407	273,065
Due after five years through ten years	642,295	700,304
Due after ten years	732,179	808,906
	1,619,657	1,783,153
Mortgage-backed securities	857,292	907,259
Total	$2,476,949	2,690,412

Proceeds from sales of investments in fixed maturities available-for-sale were approximately $163,336,000, $135,439,000, and $162,820,000 in 2012, 2011, and 2010, respectively. Gross gains of approximately $10,959,000, $3,150,000, and $9,000,000 were realized in 2012, 2011, and 2010, respectively. Gross losses of approximately $56,000, $1,509,000, and $665,000 were realized on those sales in 2012, 2011, and 2010, respectively. In addition, the Company realized net gains of approximately $1,683,000, $535,000, and $881,000 during 2012, 2011, and 2010, respectively, on investments in fixed maturities that were called or prepaid. During 2012, 2011 and 2010, the Company had certain securities that were other-than-temporarily impaired related to credit risk which created losses of $2,733,000, $2,633,000 and $10,018,000, respectively.

The Company’s common stock consists primarily of Federal Home Loan Bank common stock.

At December 31, 2012 and 2011, the Company maintained a portfolio of investment securities classified as trading with a fair value of approximately $826,504,000 and $758,037,000, respectively. These investments are subject to price volatility associated with any interest-bearing instrument. Net realized gains on trading securities during the years ended December 31, 2012, 2011 and 2010 were approximately $891,000, $98,000, and $2,647,000, respectively, and are included in net investment income. Net unrealized holding gains (losses) on trading securities held at December 31, 2012, 2011 and 2010 were approximately $100,852,000, $62,527,000 and $5,062,000, respectively.

  (Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

Gross unrealized losses on investment securities available-for-sale and the fair value of the related securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position were as follows (in thousands):

	December 31, 2012
	Less than 12 months		12 months or longer		Total
		Unrealized		Unrealized		Unrealized
	Fair value	losses	Fair value	losses	Fair value	losses
States and territories	$515	(3)	—	—	515	(3)
Special Revenue	34,700	(216)	—	—	34,700	(216)
Corporate securities	124,121	(1,491)	10,795	(2,215)	134,916	(3,706)
Mortgage-backed securities	25,605	(353)	59,971	(13,276)	85,576	(13,629)
Subtotal, debt
securities	184,941	(2,063)	70,766	(15,491)	255,707	(17,554)
Preferred stocks	—	—	170	(130)	170	(130)
Subtotal, equity
securities	—	—	170	(130)	170	(130)
Total	$184,941	(2,063)	70,936	(15,621)	255,877	(17,684)

	December 31, 2011
	Less than 12 months		12 months or longer		Total
		Unrealized		Unrealized		Unrealized
	Fair value	losses	Fair value	losses	Fair value	losses
U.S. Treasury securities and
obligations of U.S. government –
sponsored agencies	$—	—	1,251	(33)	1,251	(33)
Corporate securities	51,367	(2,526)	19,238	(6,357)	70,605	(8,883)
Mortgage-backed securities	53,438	(2,611)	92,227	(21,383)	145,665	(23,994)
Subtotal, debt
securities	104,805	(5,137)	112,716	(27,773)	217,521	(32,910)
Preferred stocks	—	—	140	(160)	140	(160)
Subtotal, equity
securities	—	—	140	(160)	140	(160)
Total	$104,805	(5,137)	112,856	(27,933)	217,661	(33,070)

There are no unrealized losses in U.S. Treasury securities and obligations of U.S. government-sponsored agencies for which the U.S. government is directly obligated at December 31, 2012.

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

The investments included in special revenue securities are comprised of general obligations of U.S. government sponsored agencies for which the U.S. government is indirectly obligated. The unrealized loss is due to interest rate fluctuations which result in a decline in market values from original purchase price. Because the securities were acquired during a period of low interest rates, unrealized losses may continue and may become more severe in a rising interest rate environment. The Company expects the unrealized losses to reverse as the securities shorten in duration and mature, and because the Company has the ability to hold these investments and does not intent to sell until a market price recovery or maturity, these investments are not considered other-than-temporarily impaired.

The investments included in corporate securities are comprised of corporate bonds. The unrealized loss is due to the current market and economic environment, which is affecting corporate credit ratings and changes in sector spreads. The unrealized loss may continue and may become more severe if the economy continues to trend downward or interest rates rise. Because the decline in fair value is attributable to economic changes and a slight decline in credit quality, and because the Company expects all contractual cash flows will be received and has the ability and intent to hold these investments until a market price recovery or maturity, these investments are not considered other-than-temporarily impaired.

The investments included in mortgage-backed securities are comprised of mortgage-backed obligations of U.S. government-sponsored agencies for which the U.S. government is indirectly obligated, and private label whole loan collateralized mortgage obligations. The unrealized losses on these securities are a result of the current market and economic conditions that are affecting the mortgage-backed sector. The credit quality on some mortgage-backed bonds has declined due to the large number of defaults on residential mortgage loans. Because the decline in fair value is attributable mainly to changes in market and economic conditions and the Company believes all contractual cash flows will be received and has the ability and intent to hold these investments until a market price recovery or maturity, these investments are not considered other-than-temporarily impaired. When the Company believes it will not receive all contractual cash flows, the securities are considered other-than-temporarily impaired.

At December 31, 2012 and 2011, investments with carrying values of approximately $2,898,000 and $2,899,000, respectively, were on deposit with state insurance departments as required by statute.

(5)	Fair Value Measurements

(a)	Fair Value Hierarchy

The following table presents the assets and liabilities that the Company measured at fair value on a recurring basis at December 31, 2012:

	Level 1	Level 2	Level 3	Total
Asset class:
Available-for-sale:
U.S. Treasury bonds	$1,000	—	—	1,000
U.S. Agency bonds	—	14,065	—	14,065
Municipal bonds	—	319,395	—	319,395
Special revenue	—	267,640	786	268,426
Foreign government	—	13,385	—	13,385
Corporate bonds	—	930,542	236,340	1,166,882
Mortgage-backed	—	898,058	9,201	907,259
Trading:
U.S. Treasury bonds	771	—	—	771
U.S. Agency bonds	—	5,905	—	5,905
Municipal bonds	—	116,904	—	116,904
Special revenue	—	36,767	—	36,767
Corporate bonds	—	543,920	29,828	573,748
Mortgage-backed	—	84,946	7,463	92,409
Preferred stock	170	—	—	170
FHLB common stock	26,591	—	—	26,591
Common stock – other	292	—	—	292
Total	$28,824	3,231,527	283,618	3,543,969
Liabilities:
Derivative in funds withheld	$—	126,184	—	126,184
Total	$—	126,184	—	126,184

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

There were no transfers between levels during the year.

The following table presents the change for the year ended December 31, 2012 in the assets measured at fair value using unobservable inputs (Level 3):

	Fixed
	maturities
	available-	Trading
	for-sale	securities	Total
Beginning balance	$97,748	36,047	133,795
Purchases	144,016	2,926	146,942
Sales	(1,940)	(2,171)	(4,111)
Realized gain (loss)	17	(46)	(29)
Accretion/amortization	59	(5)	54
OTTI	(612)	—	(612)
Change in market value	7,039	540	7,579
Transfers in and/or out of Level 3	—	—	—
Ending balance	$246,327	37,291	283,618

Significant unobservable inputs used in Level 3 fair value measurements for financial assets measured at fair value on a recurring basis at December 31, 2012 are summarized below:

Fair value		Valuation	Unobservable	Range
at December 31, 2012		techniques	input	(average)
Private placements	$191,549	Spread Matrix	Spreads	63 bps to 465 bps
(188bps avg)
			Ave Life	0.06 yrs - 14.80
yrs (7.71yrs
avg)
Structured notes	92,069	Discounted
		Cash flow	Discount Rate	7.22% to 24%
(18.50% Avg)
			Recovery Rate	0% for Banks
& 10% for
others
			Default	Issuer specific
			probability	provided by
Credit Edge
Model

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

The following table presents the assets and liabilities that the Company measured at fair value on a recurring basis at December 31, 2011:

	Level 1	Level 2	Level 3	Total
Asset class:
Available-for-sale:
U.S. Treasury bonds	$2,583	—	—	2,583
U.S. Agency bonds	—	396,502	—	396,502
Municipal bonds	—	273,414	—	273,414
Corporate bonds	—	726,729	75,469	802,198
Mortgage-backed	—	905,174	22,279	927,453
Trading:
U.S. Treasury bonds	789	—	—	789
U.S. Agency bonds	—	39,070	—	39,070
Municipal bonds	—	108,599	—	108,599
Corporate bonds	—	491,956	21,896	513,852
Mortgage-backed	—	81,576	14,151	95,727
Preferred stock	140	—	—	140
FHLB common stock	26,157	—	—	26,157
Common stock – other	295	—	—	295
Total	$29,964	3,023,020	133,795	3,186,779
Liabilities:
Derivative in funds withheld	$—	85,807	—	85,807
Total	$—	85,807	—	85,807

There were no transfers between levels during the year.

The following table presents the change for the year ended December 31, 2011 in the assets measured at fair value using unobservable inputs (Level 3):

	Fixed
	maturities
	available-	Trading
	for-sale	securities	Total
Beginning balance	$108,334	37,659	145,993
Purchases	1,188	597	1,785
Sales	(17,151)	(1,574)	(18,725)
Realized gain (loss)	1,101	(35)	1,066
Accretion/amortization	54	(9)	45
OTTI	—	(194)	(194)
Change in market value	4,222	(397)	3,825
Transfers in and/or out of Level 3	—	—	—
Ending balance	$97,748	36,047	133,795

  (Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

(b)	Fair Value of Financial Instruments

A summary of the Company’s financial instruments (in thousands) and the fair value estimates, methods, and assumptions is set forth below:

	Estimated market value as of December 31, 2012
	Carrying
	value	Level 1	Level 2	Level 3	Total
Financial assets:
Cash and cash equivalents	$109,485	109,485	—	—	109,485
Short term and other investments	10,814	10,814	—	—	10,814
Bonds – Available-for-sale	2,690,412	1,000	2,443,085	246,327	2,690,412
Bonds – Trading	826,504	771	788,442	37,291	826,504
Equity – Available-for-sale	27,053	27,053	—	—	27,053
Accrued investment income	35,949	—	35,949	—	35,949
Mortgage loans	339,296	—	—	380,226	380,226
Financial liabilities:
Certain policy liabilities	1,253,401	—	—	1,250,264	1,250,264
Derivative in funds withheld	126,184	—	126,184	—	126,184
Notes payable	538,136	—	592,272	—	592,272

	Estimated market value as of December 31, 2011
	Carrying
	value	Level 1	Level 2	Level 3	Total
Financial assets:
Cash and cash equivalents	$84,559	84,559	—	—	84,559
Short term and other investments	24,150	24,150	—	—	24,150
Bonds – Available-for-sale	2,402,150	2,583	2,301,819	97,748	2,402,150
Bonds – Trading	758,037	789	721,201	36,047	758,037
Equity – Available-for-sale	26,592	26,592	—	—	26,592
Accrued investment income	33,224	—	33,224	—	33,224
Reinsurance receivable	982,003	—	982,003	—	982,003
Mortgage loans	330,087	—	—	367,633	367,633
Financial liabilities:
Certain policy liabilities	1,142,219	—	—	1,139,698	1,139,698
Derivative in funds withheld	85,807	—	85,807	—	85,807
Notes payable	471,943	—	527,340	—	527,340

  (Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

Cash and cash equivalents, Short-Term and Other Investments, and Accrued Investment Income

The carrying amount of these financial instruments approximates fair value because they mature within a relatively short period of time and do not present unanticipated credit concerns.

Policy Loans

Policy loans have average interest yields of approximately 6.97% and 7.04% as of December 31, 2012 and 2011, respectively, and have no specified maturity dates. These loans typically carry an interest rate that is tied to the crediting rate applied to the related policy and contract reserves. Policy loans are an integral part of the life insurance policies that the Company has in force and cannot be valued separately.

Fixed Maturities and Trading Investments

For fixed maturities and marketable equity securities, as well as trading securities, for which market quotations generally are available, the Company primarily uses independent pricing services to assist in determining fair value measurements. When the fair value of certain securities is not readily available, the fair value estimates are based on quoted market prices of similar instruments adjusted for the differences between the quoted instruments and the instruments being valued, or fair value is estimated using discounted cash flow analysis. Interest rates used in this analysis are similar to currently offered contracts with comparable maturities as the investments being valued. The Company’s investments also include certain less liquid or private fixed maturity debt securities and other trading investments. Valuations are estimated based on nonbinding broker prices or valuation models, discounted cash flow models and other similar techniques that use observable or unobservable inputs.

Equity Securities

The fair value of equity securities investments of the Company is based on quotations from independent pricing services, bid prices published in financial newspapers or bid quotations received from securities dealers.

Mortgage Loans

Fair values are estimated for portfolios of loans with similar characteristics. Commercial mortgage loans have average net yield rates of 6.16% and 6.44% for December 31, 2012 and 2011, respectively. The fair value of mortgage loans was calculated by discounting scheduled cash flows to maturity using estimated market discount rates of 3.72% and 4.39% for December 31, 2012 and 2011, respectively. These rates reflect the credit and interest rate risk inherent in the loans. Assumptions regarding credit risk, cash flows, and discount rates are judgmentally determined using available market information and specific borrower information. The fair value of certain residential loans is based on the approximate fair value of the underlying real estate securing the mortgages.

Certain Policy Liabilities

Certain policies sold by the Company are investment-type contracts. These liabilities are segregated into two categories: deposit administration funds and immediate annuities that do not have life contingencies. The fair value of the deposit administration funds is determined using estimated projected future cash flows discounted at the rate that would be required to transfer the liability in an orderly transaction. The fair value of the immediate annuities without life contingencies is estimated as the discounted cash flows of expected future benefits less the discounted cash flows of expected future premiums, using the current pricing assumptions. The carrying amount of all other policy liabilities approximates fair value.

	2012		2011
	Carrying	Estimated	Carrying	Estimated
	amount	fair value	amount	fair value
	(In thousands)
Funds held under deposit
administration contracts	$1,219,807	1,216,424	1,106,365	1,103,493
Annuities	33,594	33,840	35,854	36,205

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

Derivative in Funds Withheld under Reinsurance Contract

The fair value of the Company’s derivative in funds withheld under reinsurance contract is estimated as the difference between the present value of the return on the underlying investment securities and the present value of the financing leg of the total return swap. The present value is determined using the LIBOR/swap curve.

Notes Payable

The fair value of the Company’s notes payable is estimated by the present value of a stream of future expected cash flows using an appropriate discount rate. Discount factors are based on the LIBOR/SWAP curve.

Limitations

Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These fair value estimates do not reflect any premium or discount that could result from offering for sale at one time the Company’s entire holdings of a particular financial instrument, nor do they reflect income taxes on differences between fair value and tax basis of the assets. Because no established exchange exists for a significant portion of the Company’s financial instruments, fair value estimates are based on judgments regarding future expected loss experience, current economic conditions, risk characteristics of various financial instruments, and other factors. These fair value estimates are subjective in nature and involve uncertainties and matters of significant judgment and therefore cannot be determined with precision. Changes in assumptions could significantly affect the fair value estimates.

(6)	Deferred Policy Acquisition Costs

DAC principally represents field sales compensation, direct response costs, underwriting and issue costs, and related expenses. This asset is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale. Information relating to the change in DAC is summarized as follows (in thousands):

	Life and	Accident and
	annuity	health	Total
Balance December 31, 2009	$83,414	293,443	376,857

Deferred costs	13,360	59,203	72,563
Amortization	(4,028)	(34,592)	(38,620)
Net increase	9,332	24,611	33,943
Balance December 31, 2010	92,746	318,054	410,800

Deferred costs	12,865	62,432	75,297
Amortization	(9,146)	(43,542)	(52,688)
Net increase	3,719	18,890	22,609
Change in DAC due to unrealized
investment gains	(13,658)	—	(13,658)
Balance December 31, 2011	82,807	336,944	419,751

Deferred costs	12,258	62,299	74,557
Amortization	(9,907)	(42,296)	(52,203)
Net increase	2,351	20,003	22,354
Change in DAC due to unrealized investment gains	(6,940)	—	(6,940)
Balance December 31, 2012	$78,218	356,947	435,165

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

(7)	Reserves for Future Policy Benefits

Reserves for life and annuity future policy benefits as of December 31 are principally based on the interest assumptions set forth below (in thousands):

			Interest
	2012	2011	assumptions
Life and annuity reserves:
Issued prior to 1970	$2,552	2,566	4.75%
Issued 1970 through 1980	26,121	25,705	6.75% to 5.25%
Issued after 1982 (indeterminate
premium products)	750	731	10.00% to 8.50%
Issued through 1987 (acquired business)	989	1,038	11.00%
Issued 1981 through 1994 (all other)	36,750	35,791	8.50% to 7.00%
Issued after 1994 (all other)	152,491	121,617	Various
Life contingent annuities	28,497	29,542	Various*
Group term life waiver of premium
disabled lives	9,898	10,095	6.00%
Reserves acquired through assumption
reinsurance agreement (note 13)	757,539	748,945	5.50% to 2.25%
	$1,015,587	976,030

*
These reserves are revalued as limited-pay contracts. As a result, the reserve is somewhat greater than the present value of future benefits and expenses at the assumed interest rates, i.e., the actual interest rates required to support the reserves are somewhat lower than the rates assumed.

Assumptions as to mortality are based on the Company’s prior experience. This experience approximates the 1955-60 Select and Ultimate Table (individual life issued prior to 1981), the 1965-70 Select and Ultimate Table (individual life issued in 1981 and after), and the 1960 Basic Group Table (all group issues). Assumptions for withdrawals are based on the Company’s prior experience. All assumptions used are adjusted to provide for possible adverse deviations.

  (Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

(8)	Liability for Benefits Payable

Life and Accident and Health Claim Reserve Activity for the years ended December 31, 2012, 2011, and 2010 was as follows (in thousands):

	2012	2011	2010
Liability, beginning of year, net of reinsurance	$137,375	125,390	117,048
Incurred related to:
Current year	389,529	363,974	349,239
Prior years	(22,648)	(18,554)	(22,128)
Total incurred	366,881	345,420	327,111
Paid related to:
Current year	207,703	199,679	195,263
Prior years	137,122	133,756	123,506
Total paid	344,825	333,435	318,769
Liability, end of year, net of reinsurance	$159,431	137,375	125,390

Reinsurance recoverables on paid losses were approximately $6,240,000 and $7,578,000 at December 31, 2012 and 2011, respectively.

The provision for benefits pertaining to prior years decreased approximately $22,648,000 in 2012 from the prior year estimate. This decrease overall includes better than expected experience of $23,421,000 for group medical and disability, $4,119,000 for life, and worse than expected experience of $4,892,000 for cancer business. The decrease in group medical and disability, and life is due to conservative estimates in prior year reserves followed by subsequent better than expected claims experience. The increase for cancer is due to a lengthening of the tail in the claim runoff.

The provision for benefits pertaining to prior years decreased approximately $18,554,000 in 2011 from the prior year estimate. This decrease overall includes better than expected experience of $10,466,000 for group medical and disability, $2,963,000 for life, and $5,125,000 for cancer business. The decrease in group medical and disability, life, and cancer is due to conservative estimates in prior year reserves followed by subsequent better than expected claims experience.

The provision for benefits pertaining to prior years decreased approximately $22,128,000 in 2010 from the prior year estimate. This decrease overall includes better than expected experience of approximately $21,528,000 for group medical and disability; $1,444,000 for life; and worse than expected experience of $844,000 for cancer business. The decrease in group medical and disability is due in part to assumptions made in 2008 due to concerns about the economy. The increase for cancer is due to a slight lengthening of the tail in the claim runoff.

The Company discounts cancer reserves and group disability reserves for benefits payable. The discounted amount of these benefits payable, net of reinsurance at December 31, 2012 and 2011, is approximately $76,757,000 and $69,029,000, respectively.

(9)	Notes Payable

Notes payable as of December 31 are summarized as follows (in thousands):

	2012	2011
Lines of credit with Federal Home Loan Bank, maturities
ranging from 2013 to 2022, interest due monthly, rates
ranging from 0.35% to 5.87%, some of which are subject
to conversion to an adjustable rate	$496,500	446,500
4.99% structured note, due in 2013, interest due
quarterly, counterparty is Merrill Lynch	25,443	25,443
4.32% promissory note due in monthly installments of
approximately $103,000 (including interest) to 2022	16,193	—
	$538,136	471,943

  (Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

AFA has a line of credit with the Federal Home Loan Bank of Topeka in the amount of $496,500,000 and $446,500,000 at December 31, 2012 and 2011, respectively. The line of credit is secured by investment securities pledged as collateral by AFA with a carrying value of approximately $514,100,000 and $510,010,000 at December 31, 2012 and 2011, respectively, which exceeds the collateral required for this line of credit. The pledged securities are held in the Company’s name in a custodial account at United Missouri Bank, N.A. to secure current and future borrowings. To participate in this available credit, AFA has acquired 265,909 shares of Federal Home Loan Bank of Topeka common stock with a total carrying value of approximately $26,590,900 at December 31, 2012.

The Federal Home Loan Bank of Topeka has the option to convert the initial rate of interest to an adjustable rate of interest on many of these lines of credit on the dates listed in the table above. At any time after the Federal Home Loan Bank of Topeka exercises its conversion option, the Company may prepay the advance in full or in part without a fee.

The Company has no unused lines of credit at December 31, 2012.

Interest expense for the years ended December 31, 2012, 2011 and 2010 totaled approximately $19,330,000, $18,865,000 and $19,855,000, respectively, and is included in net investment income as an investment expense in the accompanying consolidated statements of income.

Scheduled maturities (excluding interest) of the above indebtedness at December 31, 2012 are as follows (in thousands):

2013	$75,987
2014	53,069
2015	50,594
2016	70,620
2017	90,647
Thereafter	197,219
$538,136

(10)	Income Taxes

Total 2012, 2011 and 2010 income tax expense in the accompanying consolidated statements of income differs from the federal statutory income tax rate of 35% of income before income taxes, principally due to management fees paid to AFC treated as dividends for financial reporting purposes, the dividends received deduction, nondeductible meals and entertainment expenses, and school construction bond credits and interest income.

The tax effects of temporary differences that give rise to the deferred tax assets and deferred tax liabilities at December 31 are presented below (in thousands):

		2011
		(As adjusted
	2012	see note 2)
Deferred tax assets:
Other investments	$1,347	1,505
Life and health reserves	40,150	39,106
Other liabilities and assets	11,299	10,516
Litigation accruals	265	2,044
Compensation and retirement	7,269	5,245
Real estate and equipment	1,076	1,210
Derivative in funds withheld under reinsurance contract	44,164	30,032
Capital loss carryforward	—	3,098
Total deferred tax assets	105,570	92,756
Deferred tax liabilities:
Fixed maturities	(105,676)	(68,355)
Equity securities	(2,553)	(2,299)
Deferred policy acquisition costs	(110,762)	(107,204)
Due and deferred premiums	(27,055)	(22,267)
Total deferred tax liabilities	(246,046)	(200,125)
Net deferred tax liability	$(140,476)	(107,369)

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

At December 31, 2012, the Company has no capital loss carryforward since its capital losses carrying forward from 2011 were fully utilized during 2012. At December 31, 2011, the Company had a capital loss carryforward of $8,851,000, which resulted in a tax benefit of $3,098,000.

Management periodically reviews whether a valuation allowance is needed on its total deferred tax assets reported on the consolidated balance sheet based on factors such as past history and trends, projected taxable income, and expiration dates of capital loss carryforwards. Management believes that in 2012 and 2011 it is more likely than not that the results of operations will generate sufficient taxable income to realize its deferred tax assets on noncapital items. In 2012 and 2011, management believes there are sufficient capital gains available in its capital assets portfolio and that holding its loss bonds to recovery or maturity substantiates the Company’s ability to realize its deferred tax assets on capital items.

The Company and its subsidiaries are included in AFC’s consolidated federal income tax return. Income taxes are reflected in the accompanying consolidated financial statements as if the Company and its subsidiaries were separate tax-paying entities. As of December 31, 2012 and 2011, other accounts payable includes current income taxes payable of approximately $2,154,000 and $1,583,000, respectively.

The Company has no liability for unrecognized income tax benefits or accrued interest related to unrecognized income tax benefits as of December 31, 2012. The Company had a $34,000 liability recorded for unrecognized income tax benefits as of December 31, 2011, which includes $34,000 of interest. As of December 31, 2012 and 2011, there were no penalties recorded on unrecognized income tax benefits. The Company has no unrecognized tax benefits as of December 31, 2012 that would affect the effective tax rate. There were no unrecognized income tax benefits as of December 31, 2012 and 2011, that would affect the effective tax rate, if recognized.

The Company files income tax returns in the U.S. federal jurisdiction and various states. The Company is no longer subject to U.S. federal income tax examinations for years prior to 2009 and state and local income tax examinations for years prior to 2008. The Company is not currently under examination by any taxing authority.

(11)	Other Comprehensive Income (Loss)

The changes in the components of other comprehensive income (loss) are reported net of income taxes for the years indicated, as follows (in thousands):

	Year ended December 31, 2012
	Pretax	Tax	Net
	amount	effect	amount
Unrealized holding gains on available-for-sale investments:
Unrealized holding gains, net,
arising during the period	$81,622	(28,567)	53,055
Less realized investment gains, net,
excluding impairment losses	(12,586)	4,405	(8,181)
Plus other-than-temporary
impairment losses recognized in earnings	2,733	(957)	1,776
Plus effect on DAC	(6,940)	2,429	(4,511)
Other comprehensive income	$64,829	(22,690)	42,139

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

	Year ended December 31, 2011
	Pretax	Tax	Net
	amount	effect	amount
Unrealized holding gains on available-for-sale investments:
Unrealized holding gains, net,
arising during the period	$114,678	(40,135)	74,543
Less realized investment gains, net,
excluding impairment losses	(2,176)	761	(1,415)
Plus other-than-temporary
impairment losses recognized in earnings	2,633	(922)	1,711
Plus effect on DAC	(13,658)	4,779	(8,879)
Other comprehensive income	$101,477	(35,517)	65,960

	Year ended December 31, 2010
	Pretax	Tax	Net
	amount	effect	amount
Unrealized holding gains on available-for-sale investments:
Unrealized holding gains, net, arising
during the period	$83,913	(29,370)	54,543
Less realized investment gains, net,
excluding impairment losses	(9,216)	3,226	(5,990)
Plus other-than-temporary
impairment losses recognized in earnings	10,018	(3,506)	6,512
Other comprehensive income	$84,715	(29,650)	55,065

At December 31, 2012, 2011, and 2010, the component of accumulated other comprehensive income (loss) is as follows (in thousands):

	2012	2011	2010
Unrealized holding income (losses), net of
deferred tax (expense) benefit
of $(67,524), $(44,834), and $(9,317) in
2012, 2011, and 2010 respectively,
including the effect on DAC of
$13,389 and $8,879, net of deferred tax
benefit of $7,209 and $4,779 in 2012
and 2011, respectively.	$125,404	83,265	17,305
	$125,404	83,265	17,305

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

(12)	Reinsurance

Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Management believes that all reinsurers presently used are financially sound and will be able to meet their contractual obligations; therefore, no significant allowance for uncollectible amounts has been included in the consolidated financial statements. At December 31, 2012 and 2011, reinsurance receivables with a carrying value of approximately $171,767,000 and $174,090,000, were associated with three and six reinsurers, respectively. In addition, reinsurance receivables of approximately $733,046,000 and $717,437,000 in 2012 and 2011, respectively, were associated with one reinsurer (note 13).

Reinsurance agreements in effect for life insurance policies vary according to the age of the insured and the type of risk. Retention amounts for life insurance range from $250,000 on domestic individual life coverages to $500,000 on group life and Latin American individual life coverages, with slightly lower limits on accidental death benefits. At December 31, 2012 and 2011, the face amounts of life insurance in force that are reinsured amounted to approximately $10,195,000,000 (approximately 44.8% of total life insurance in force) and $10,627,000,000 (approximately 48.5% of total life insurance in force), respectively.

Reinsurance agreements in effect for accident and health insurance policies vary with the type of coverage.

The effects of reinsurance agreements on earned and written premiums, prior to deductions for benefits and commission allowances, were approximately $170,486,000, $165,818,000, and $170,081,000 for life and accident and health reinsurance ceded, and $49,601,000, $53,891,000, and $52,206,000 for life and accident and health reinsurance assumed for the years ended December 31, 2012, 2011, and 2010, respectively.

Reinsurance agreements reduced incurred benefits for life and accident and health policies by approximately $210,054,000, $195,595,000, and $192,730,000 for the years ended December 31, 2012, 2011, and 2010, respectively.

(13)	Acquired Business – Mid-Continent Life Insurance Company

Effective December 31, 2000, the Company entered into an assumption reinsurance agreement with the Commissioner of Insurance of the State of Oklahoma, in his capacity as receiver of Mid-Continent Life Insurance Company (MCL) of Oklahoma City, Oklahoma. Under this agreement, the Company assumed MCL’s policies in force, with the exception of a small block of annuity policies that was assumed effective January 1, 2001. In a concurrent reinsurance agreement, the Company ceded 100% of the MCL policies assumed to Hannover Life Reassurance Company of America. In 2002, this agreement was then transferred to Hannover Life Reassurance Company of Ireland (HLR). The agreement with HLR is a funds withheld arrangement, with the Company ceding net policy assets and liabilities of approximately $724,579,000 and $705,668,000 to HLR and maintaining a funds withheld liability at December 31, 2012 and 2011, respectively.

Under the terms of the agreement with the receiver, the Company has guaranteed that the amount of premiums charged under the assumed “Extra-Life” contracts will not increase during the 17-year period beginning December 31, 2000. The Company had also guaranteed that the current dividend scale on the assumed “Extra-Life” contracts shall not be reduced or eliminated during the five-year period beginning December 31, 2000. Beginning January 1, 2006, the dividends on the assumed “Extra-Life” contracts are no longer guaranteed pursuant to the assumption reinsurance agreement with the Commissioner of Insurance of the State of Oklahoma. Certain funds were being held by the receiver for the purpose of paying the reasonable costs of MCL’s operations after December 31, 2000 and winding up the receivership proceedings. The majority of these funds were remitted to the Company in 2003, and the remainder was received in 2007.

As required by the terms of the assumption reinsurance agreement with the Commissioner of Insurance of the State of Oklahoma, the Company and HLR agreed that a Supplemental Policyholder Reserve (SPR) would be established. The initial SPR is equal to the net of the assets and liabilities received from MCL under the assumption agreement, less amounts ceded to other reinsurance carriers. The SPR is 100% ceded to HLR.

The purpose of the SPR is to provide additional protection to the MCL policyholders against premium increases and to ensure that profits are recognized over the lives of the underlying policies, rather than being recognized up front. The method for calculation of initial SPR was specified precisely in the agreement with the receiver. The method for calculating the SPR for periods beyond the purchase date was developed by the Company, as this reserve is not otherwise required statutorily or under existing actuarial valuation guidance. The SPR is divided into two parts: (a) an additional reserve for future benefits, which is an estimate of the amount needed, in addition to the policy reserves and liability for future dividends, to fund benefits assuming there are no future premium rate increases, and (b) an additional reserve for future estimated profit, which represents the profit the Company expects to earn on this business over the lives of the underlying policies. The SPR is reprojected each year to recognize current and future profits as a level percentage of future projected required capital amounts each year, resulting in a level return on investment. Any remaining SPR will not automatically be released after the premium guarantee period of 17 years, because the SPR is to be held until there is an actuarial certainty that premium rate increases will not be needed. The calculation of the SPR is subject to significant volatility, as it is highly dependent upon assumptions regarding mortality, lapse experience, and investment return. Small shifts in any of these underlying assumptions could have a material impact on the value of the SPR. The SPR was approximately $365,367,000 and $356,607,000 for 2012 and 2011, respectively.
  (Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

Under the terms of the agreement with HLR, HLR has agreed to share future profits on a 50/50 basis with the Company through an experience refund account. The experience refund account is calculated as premium income plus investment income less reserve increases (including the SPR), benefits paid, and administrative expense allowances paid to the Company and is settled on a quarterly basis. Losses are not shared on a 50/50 basis, except to the extent that a net loss in the experience account at the end of a quarter carries forward to future quarters. DAC taxes are excluded from the experience refund and loss carryforward calculations and are settled quarterly. There was no experience refund earned by the Company in 2012 and 2011. Due to the nature of a funds withheld reinsurance arrangement, the components of the experience refund calculation are reported as separate components in the accompanying consolidated statements of income. Premium income, reserve increases, and benefits paid related to this block are reported as reductions of premium income, changes in reserves, and benefits for reinsurance ceded, as required by the terms of the agreement. Investment income on the funds withheld is included in AFA’s investment income, and administrative expense allowances paid to AFA are reported as a reduction of AFA’s expense. The impact of ceding investment income on funds withheld is reported as a reduction of net investment income in the accompanying consolidated statements of income.

(14)	Employee Benefit Plans

The Company participates in a pension plan (the Plan), sponsored by AFC, covering all employees who have satisfied longevity and age requirements. The Company’s funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes. Contributions are intended to provide not only for benefits attributed to service to date, but also for those expected to be earned in the future. The Company contributed approximately $9,780,000, $6,608,000, and $5,465,000 to the Plan during the years ended December 31, 2012, 2011, and 2010, respectively.

The Company participates in a defined contribution thrift and profit sharing plan as provided under Section 401(a) of the Internal Revenue Code (the Code), which includes the tax deferral feature for employee contributions provided by Section 401(k) of the Code. The Company contributed approximately $2,735,000, $2,699,000, and $2,518,000 to this plan during the years ended December 31, 2012, 2011, and 2010, respectively.

(15)	Commitments and Contingencies

Rent expense for office space and equipment for the years ended December 31, 2012, 2011, and 2010 was approximately $17,432,000, $15,439,000, and $15,134,000, respectively. A portion of rent expense relates to leases that expire or are cancelable within one year. The aggregate minimum annual rental commitments as of December 31, 2012 under noncancelable long-term leases are as follows (in thousands):

2013	$7,797
2014	6,892
2015	6,873
2016	6,124
2017	6,109
Thereafter	112,537

The Company has outstanding mortgage loan commitments of approximately $15,114,000 and $7,800,000 at December 31, 2012 and 2011, respectively.

The Company is subject to state guaranty association assessments in all states in which it is licensed to do business. These associations generally guarantee certain levels of benefits payable to resident policyholders of insolvent insurance companies. Many states allow premium tax credits for all or a portion of such assessments, thereby allowing potential recovery of these payments over a period of years. However, several states do not allow such credits. The Company estimates its liabilities for guaranty association assessments by using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. The Company monitors and revises its estimates for assessments as additional information becomes available which could result in changes to the estimated liabilities. As of December 31, 2012 and 2011, liabilities for guaranty association assessments totaled approximately $5,200,000 and $5,300,000, respectively. Other operating expenses related to state guaranty association assessments were minimal for the years ended December 31, 2012, 2011, and 2010.

During 2010, the Company was in the process of arbitration to recover amounts related to a contract with another insurance carrier. Although arbitration was ongoing, the potential settlement was neither certain nor quantified at the time the 2010 financial statements were issued, and as such did not warrant disclosure as a gain contingency. In April of 2011, the arbitration panel rendered a final award, and the Company received the cash award of approximately $8.0 million ($5.2 million after tax) from the carrier in May 2011. The impact of the award has been recorded as an offset to General Expenses. The impact of the transaction is an increase of $5.2 million to stockholder’s equity and net income for 2011.

  (Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

American Fidelity Assurance Company entered into a 25-year agreement with 9000 Broadway LLC, a related party, on December 31, 2012. This lease is being recorded and accounted for as a capital lease. The capital lease asset and the corresponding capital lease obligation of $63,040,000 are included on the consolidated balance sheet in other assets and capital lease obligation, respectively. The capital lease asset is being depreciated over the shorter of the useful life of the asset or the lease term 25 years. The capital lease obligation will be repaid monthly over the 25 year term.

In the normal course of business, there are various legal actions and proceedings pending against the Company and its subsidiaries. The Company expects that the ultimate liability, if any, with respect to other lawsuits, after consideration of the reserves maintained, will not be material to the Company’s financial position.

(16)	Related-Party Transactions

The Company and its subsidiaries lease automobiles, furniture, and equipment from a partnership that owns a controlling interest in AFC. These operating leases are cancelable upon one month’s notice. During the years ended December 31, 2012, 2011, and 2010, rentals paid under these leases were approximately $7,066,000, $6,087,000, and $5,667,000, respectively.

During the years ended December 31, 2012, 2011, and 2010, the Company paid investment advisory fees to a partnership that owns a controlling interest in AFC totaling approximately $8,375,000, $9,081,000, and $8,351,000, respectively.

During the years ended December 31, 2012, 2011, and 2010, the Company paid management fees to AFC totaling approximately $5,792,000, $5,786,000, and $5,074,000, respectively.

The Company leases office space from a subsidiary of AFC. The rent payments associated with the lease were approximately $6,655,000, $6,503,000, and $6,281,000 in 2012, 2011, and 2010, respectively.

During 2012, 2011, and 2010, the Company paid cash dividends to AFC of approximately $40,003,000, $40,100,000, and $50,000,000, respectively.

During 2012, 2011, and 2010, the Company entered into three-year software lease agreements with AFC. Lease expense related to the agreements was approximately $3,383,000, $3,271,000, and $2,646,000 for the years ended December 31, 2012, 2011, and 2010, respectively, and is included in selling costs and other operating, administrative, and general expenses.

An officer of AFC serves on the board of directors of a financial institution in which the Company maintains cash balances.

(17)	Subsequent Events

The Company evaluated events subsequent to December 31, 2012 and through the date on which the financial statements were issued.

(18)	Segment Information

The Company’s reportable segments are its strategic business units. AWD specializes in voluntary disability income insurance programs aimed at selected groups and associations. AFES specializes in voluntary insurance products such as disability income, tax-sheltered annuities, life insurance, dread disease, and accident only policies, which are marketed to public school employees. The Strategic Alliances Division focuses on marketing to a broad range of employers through independent broker agencies and agents interested in getting into or enhancing their payroll deduction capability. The Life Division markets individual life products through the internet and through independent brokers. All segments consist of business primarily sold throughout the United States of America. The American Public Life OKC Division (APL - OKC) was formed in 2009 to focus on the brokerage business that was previously a part of AWD. This effort is being managed in conjunction with the American Public Life (APL) brokerage business.

Assets and related investment income are allocated based upon related insurance reserves that are backed by such assets. Other operating expenses are allocated in relation to the mix of related revenues.

  (Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

The following summary represents revenues and pretax income from continuing operations and identifiable assets for the Company’s reportable segments as of and for the years ended December 31, 2012, 2011, and 2010 (in thousands):

	Year ended December 31
	2012	2011	2010
Revenue:
American Fidelity Education Services Division	$590,748	554,007	516,864
Association Worksite Division	118,857	113,075	110,491
American Public Life OKC Division	24,089	27,331	25,696
Strategic Alliances Division	94,255	89,518	85,374
Life Division	57,712	77,284	64,482
Noninsurance operations	1,671	1,865	1,696
Total consolidated revenue	$887,332	863,080	804,603
Premiums and annuity and universal life considerations:
American Fidelity Education Services Division	$467,853	441,870	415,172
Association Worksite Division	104,658	98,977	97,707
American Public Life OKC Division	24,835	25,459	23,879
Strategic Alliances Division	96,950	92,280	86,950
Life Division	7,138	7,451	8,230
Noninsurance operations	—	—	—
Total consolidated premiums
and annuity and universal life considerations	$701,434	666,037	631,938

	Year ended December 31
	2012	2011	2010
Net investment income and net
realized investment gains:
American Fidelity Education Services Division	$105,951	99,788	90,330
Association Worksite Division	9,524	9,032	9,381
American Public Life OKC Division	1,285	1,213	1,418
Strategic Alliances Division	4,560	3,685	4,561
Life Division	44,991	63,436	52,257
Noninsurance operations	—	—	—
Total consolidated net investment income	$166,311	177,154	157,947
Amortization of deferred policy acquisition costs:
American Fidelity Education Services Division	$45,158	45,549	33,161
Association Worksite Division	4,858	4,616	3,471
American Public Life OKC Division	1,074	1,192	868
Strategic Alliances Division	—	—	—
Life Division	1,113	1,331	1,120
Noninsurance operations	—	—	—
Total consolidated amortization of deferred
policy acquisition costs	$52,203	52,688	38,620
Pretax earnings (loss):
American Fidelity Education Services Division	$82,645	89,969	105,065
Association Worksite Division	9,776	13,973	9,121
American Public Life OKC Division	(2,707)	3,366	1,307
Strategic Alliances Division	12,442	14,163	3,901
Life Division	285	(1,256)	5,407
Noninsurance operations	(36)	261	86
Total consolidated pretax earnings	$102,405	120,476	124,887

  (Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2012 and 2011

	December 31
	2012	2011
Total assets:
American Fidelity Education Services Division	$3,731,966	3,277,890
Association Worksite Division	338,250	306,945
American Public Life OKC Division	43,573	42,020
Strategic Alliances Division	236,646	200,169
Life Division	1,811,034	1,735,929
Noninsurance operations	186	264
Total consolidated assets	$6,161,655	5,563,217

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Schedule III - Supplementary  Insurance Information
December 31, 2012 and 2011

	2012	2011
Deferred policy acquisition costs:
American Fidelity Education Services Division	$376,430	361,684
Association Worksite Division	40,498	37,953
American Public Life OKC Division	8,957	9,858
Strategic Alliances Division	—	—
Life Division	9,280	10,256
Noninsurance operations	—	—
	$435,165	419,751
Reserves for future policy benefits:
American Fidelity Education Services Division	$593,840	531,700
Association Worksite Division	140,709	132,831
American Public Life OKC Division	17,357	17,297
Strategic Alliances Division	118,753	113,483
Life Division	820,588	796,980
Noninsurance operations	—	—
	$1,691,247	1,592,291
Unearned premiums:
American Fidelity Education Services Division	$5,091	5,117
Association Worksite Division	91	60
American Public Life OKC Division	24	17
Strategic Alliances Division	—	—
Life Division	—	—
Noninsurance operations	—	—
	$5,206	5,194
Benefits payable:
American Fidelity Education Services Division	$128,379	110,208
Association Worksite Division	23,028	21,013
American Public Life OKC Division	5,152	5,035
Strategic Alliances Division	7,124	7,088
Life Division	1,988	1,609
Noninsurance operations	—	—
	$165,671	144,953

  (Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Schedule III - Supplementary  Insurance Information
Years ended December 31, 2012, 2011 and 2010

	2012	2011	2010
Premium revenue and annuity and
universal life considerations:
American Fidelity Education Services Division	$467,853	441,870	415,172
Association Worksite Division	104,658	98,977	97,707
American Public Life OKC Division	24,835	25,459	23,879
Strategic Alliances Division	96,950	92,280	86,950
Life Division	7,138	7,451	8,230
Noninsurance operations	—	—	—
	$701,434	666,037	631,938
Net investment income:
American Fidelity Education Services Division	$105,951	99,788	90,330
Association Worksite Division	9,524	9,032	9,381
American Public Life OKC Division	1,285	1,213	1,418
Strategic Alliances Division	4,560	3,685	4,561
Life Division	44,991	63,436	52,257
Noninsurance operations	—	—	—
	$166,311	177,154	157,947
Benefits, claims, losses, and
settlement expenses:
American Fidelity Education Services Division	$349,217	322,277	283,398
Association Worksite Division	53,901	44,678	51,316
American Public Life OKC Division	11,808	10,597	11,089
Strategic Alliances Division	60,792	66,641	62,601
Life Division	54,390	74,050	58,992
Noninsurance operations	—	—	—
	$530,108	518,243	467,396
Amortization of deferred policy
acquisition costs:
American Fidelity Education Services Division	$45,158	45,549	33,161
Association Worksite Division	4,858	4,616	3,471
American Public Life OKC Division	1,074	1,192	868
Strategic Alliances Division	—	—	—
Life Division	1,113	1,331	1,120
Noninsurance operations	—	—	—
	$52,203	52,688	38,620

  (Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Schedule III - Supplementary  Insurance Information
Years ended December 31, 2012, 2011 and 2010

	2012	2011	2010
Other operating expenses:
American Fidelity Education Services Division	$89,681	78,317	72,909
Association Worksite Division	22,840	21,426	19,592
American Public Life OKC Division	5,322	4,961	5,674
Strategic Alliances Division	4,073	(2,850)	4,282
Life Division	4,200	3,694	4,604
Noninsurance operations	1,551	1,474	1,480
	$127,667	107,022	108,541

See accompanying report of independent registered public accounting firm.

AMERICAN FIDELITY ASSURANCE COMPANY
AND SUBSIDIARIES
Schedule IV – Reinsurance
Years ended December 31, 2012, 2011, and 2010
(In thousands)

					Percentage
		Ceded	Assumed		of amount
	Gross	to other	from other	Net	assumed
	amount	companies	companies	amount	to net
Year ended December 31, 2012:
Life insurance in force	$22,740,398	10,195,420	30,457	12,575,435	0.24%

Premiums:
Life insurance	$125,644	57,606	49	68,087	0.07%
Accident and health insurance	696,675	112,880	49,552	633,347	7.82%
Total premiums	$822,319	170,486	49,601	701,434	7.07%
Year ended December 31, 2011:
Life insurance in force	$21,837,215	10,627,176	66,105	11,276,144	0.59%

Premiums:
Life insurance	$122,511	60,030	104	62,585	0.17%
Accident and health insurance	655,453	105,788	53,787	603,452	8.91%
Total premiums	$777,964	165,818	53,891	666,037	8.09%
Year ended December 31, 2010:
Life insurance in force	$21,412,911	11,112,281	68,523	10,369,153	0.66%

Premiums:
Life insurance	$119,079	63,087	112	56,104	0.20%
Accident and health insurance	630,734	106,994	52,094	575,834	9.05%
Total premiums	$749,813	170,081	52,206	631,938	8.26%

See accompanying report of independent registered public accounting firm.

PART C

OTHER INFORMATION

ITEM 24.                      FINANCIAL STATEMENTS AND EXHIBITS

(a)           Financial Statements

The following financial statements are included in Part B hereof:

AMERICAN FIDELITY SEPARATE ACCOUNT C

Report of Independent Registered Public Accounting Firm
Statements of Assets and Liabilities as of December 31, 2012
Statements of Operations for the Year Ended December 31, 2012
Statements of Changes in Net Assets for the Years Ended December 31, 2012 and 2011
Financial Highlights
Notes to Financial Statements

AMERICAN FIDELITY ASSURANCE COMPANY

Report of Independent Registered Public Accounting Firm
Consolidated Balance Sheets as of December 31, 2012 and 2011
Consolidated Statements of Income for the Years Ended December 31, 2012, 2011 and 2010
Consolidated Statements of Stockholder’s Equity for the Years Ended December 31, 2012, 2011 and 2010
Consolidated Statements of Cash Flows for the Years Ended December 31, 2012, 2011 and 2010
Notes to Consolidated Financial Statements
Schedule III – Supplementary Insurance Information
Schedule IV – Reinsurance

(b)           Exhibits

1
Resolution adopted by the Board of American Fidelity Assurance Company authorizing the establishment of Separate Account C.  Incorporated by reference to Exhibit 1 to Registrant’s Registration Statement on Form N-4 filed on February 27, 2003.

3
Amended and Restated Principal Underwriter’s Agreement dated July 10, 2006, between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc.  Incorporated by reference to Exhibit 3 to Registrant’s Registration Statement on Post-Effective Amendment No. 5 to Form N-4 filed on April 30, 2007.

3.1
Second Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc., dated April 20, 2012.  Incorporated by reference to Exhibit 3.1 to Registrant’s Registration Statement on Post-Effective amendment No. 11 to Form N-4 filed on April 30, 2012.

4.1	Flexible Premium Group Variable Annuity. Incorporated by reference to Exhibit 4.1 to Registrant’s Registration Statement on Pre-Effective Amendment No. 1 to Form N-4 filed on May 16, 2003.

5.1
Section 457(b) Deferred Compensation Plan Participation Election Form.  Incorporated by reference to Exhibit 5.1 to Registrant’s Registration Statement on Pre-Effective Amendment No. 1 to Form N-4 filed on May 16, 2003.

5.2
Section 457 Group Variable Annuity Master Application.  Incorporated by reference to Exhibit 5.2 to Registrant’s Registration Statement on Pre-Effective Amendment No. 1 to Form N-4 filed on May 16, 2003.

6.1
Articles of Incorporation of American Fidelity Assurance Company as amended.  Incorporated by reference to Exhibit 6.1 to Registrant’s Registration Statement on Pre-Effective Amendment No. 1 to Form N-4 filed on May 16, 2003.

6.2
Amended and Restated Bylaws of American Fidelity Assurance Company dated November 24, 1997.  Incorporated by reference to Exhibit 6.2 to Registrant’s Registration Statement on Pre-Effective Amendment No. 1 to Form N-4 filed on May 16, 2003.

8.1
Shareholder Services Agreement dated January 16, 2001, between American Fidelity Assurance Company and American Century Investment Management, Inc.  Incorporated by Reference to Exhibit 8.9 to Registrant’s Registration Statement on Post-Effective Amendment No. 1 to Form N-4 filed on April 26, 2004.

8.1.1
Amendment No. 1 to Shareholder Services Agreement between American Fidelity Assurance Company and American Century Investment Management, Inc., dated April 6, 2001.  Incorporated by Reference to Exhibit 8.10 to Registrant’s Registration Statement on Post-Effective Amendment No. 1 to Form N-4 filed on April 26, 2004.

8.1.2
Amendment No. 2 to Shareholder Services Agreement between American Fidelity Assurance Company and American Century Investment Management, Inc. dated June 27, 2002.  Incorporated by reference to Exhibit 8.11 to Registrant’s Registration Statement on Form N-4 filed on February 27, 2003.

8.1.3
Amendment No. 3 to the Shareholder Services Agreement between American Fidelity Assurance Company and American Century Investment Management, Inc. dated March 22, 2005.  Incorporated by reference to Exhibit 8.24 to Registrant’s Registration Statement on Post-Effective Amendment No. 3 to Form N-4 filed on April 27, 2005.

8.1.4
Shareholder Information Agreement (22c-2 Agreement) dated April 16, 2007 by and between American Century Investment Services, Inc. and American Fidelity Assurance Company.  Incorporated by reference to Exhibit 8.1.4 to Registrant’s Registration Statement on Post-Effective Amendment No. 5 to Form N-4 filed on April 30, 2007.

8.2
Second Amended and Restated Fund Participation Agreement dated April 26, 2010, between American Fidelity Assurance Company, BlackRock Investments, LLC and BlackRock Variable Series Funds, Inc.  Incorporated by reference to Exhibit 8.2 to Registrant’s Registration Statement on Post-Effective Amendment No. 9 to Form N-4 filed on April 29, 2010.

8.2.1
Administrative Services Agreement dated May 1, 1999, between American Fidelity Assurance Company and Merrill Lynch Asset Management, L.P.  Incorporated by reference to Exhibit 8.17 to Registrant’s Registration Statement on Post-Effective Amendment No. 2 to Form N-4 filed on March 31, 2005.

8.2.2
Amendment to the Administrative Services Agreement between American Fidelity Assurance Company and Merrill Lynch Asset Management, L. P. dated February 28, 2005.  Incorporated by reference to Exhibit 8.25 to Registrant’s Registration Statement on Post-Effective Amendment No. 3 to Form N-4 filed on April 27, 2005.

8.2.3
Second Amendment to Administrative Services Agreement among American Fidelity Assurance Company, American Fidelity Securities, Inc. and BlackRock Advisors, LLC effective May 1, 2007.  Incorporated by reference to Exhibit 8.2.6 to Registrant’s Registration Statement on Post-Effective Amendment No. 5 to Form N-4 filed on April 30, 2007.

8.2.4
Third Amendment to Administrative Services Agreement among American Fidelity Assurance Company, American Fidelity Securities, Inc. and BlackRock Advisors, LLC dated as of February 1, 2011.  Incorporated by reference to Exhibit 8.2.7 to Post-Effective Amendment No. 10 to Registrant’s registration statement on Form N-4 filed on April 29, 2011.

8.2.5
Shareholder Information Agreement (22c-2 Agreement) dated April 16, 2007 by and between BlackRock Distributors, Inc. and American Fidelity Assurance Company.  Incorporated by reference to Exhibit 8.2.7 to Registrant’s Registration Statement on Post-Effective Amendment No. 5 to Form N-4 filed on April 30, 2007.

8.3
Fund Participation Agreement dated May 13, 1997, between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund), as amended by Amendment to Fund Participation Agreement dated May 13, 1997.  Incorporated by Reference to Exhibit 8.3 to Registrant’s Registration Statement on Post-Effective Amendment No. 1 to Form N-4 filed on April 26, 2004.

8.3.1
Amendment to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund).  Incorporated by Reference to Exhibit 8.4 to Registrant’s Registration Statement on Post-Effective Amendment No. 1 to Form N-4 filed on April 26, 2004.

8.3.2
Amendment to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund) dated June 3, 2002.  Incorporated by reference to Exhibit 8.5 to Registrant’s Registration Statement on Form N-4 filed on February 27, 2003.

8.3.3
Amendment to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Stock Index Fund, Inc. (f/k/a “The Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund)”) dated November 1, 2010.  Incorporated by reference to Exhibit 8.3.3 to Post-Effective Amendment No. 10 to Registrant’s registration statement on Form N-4 filed on April 29, 2011.

8.3.4
Amendment No. 5 to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Stock Index Fund, Inc. (f/k/a “The Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund)”) dated April 15, 2011.  Incorporated by reference to Exhibit 8.3.9 to Post-Effective Amendment No. 10 to Registrant’s registration statement on Form N-4 filed on April 29, 2011.

8.3.5
Agreement dated May 13, 1997 between American Fidelity Assurance Company and The Dreyfus Corporation.  Incorporated by reference to Exhibit 8.18 to Registrant’s Registration Statement on Post-Effective Amendment No. 2 to Form N-4 filed on March 31, 2005

8.3.6
Amendment to the Agreement between The Dreyfus Corporation and American Fidelity Assurance Company dated January 1, 1999.  Incorporated by reference to Exhibit 8.19 to Registrant’s Registration Statement on Post-Effective Amendment No. 2 to Form N-4 filed on March 31, 2005

8.3.7
Amendment No. 2 to the Agreement between The Dreyfus Corporation and American Fidelity Assurance Company dated March 15, 2005.  Incorporated by reference to Exhibit 8.23 to Registrant’s Registration Statement on Post-Effective Amendment No. 3 to Form N-4 filed on April 27, 2005.

8.3.8
Amendment to Agreement by and between The Dreyfus Corporation and each of American Fidelity Assurance Company and American Fidelity Securities, Inc. dated November 1, 2010.  Incorporated by reference to Exhibit 8.3.7 to Post-Effective Amendment No. 10 to Registrant’s registration statement on Form N-4 filed on April 29, 2011.

8.3.9
2006 Supplemental Agreement (22c-2 Agreement) dated October 1, 2006 by and between Dreyfus Service Corporation and American Fidelity Assurance Company.  Incorporated by reference to Exhibit 8.3.6 to Registrant’s Registration Statement on Post-Effective Amendment No. 5 to Form N-4 filed on April 30, 2007.

8.4
Fund Participation Agreement dated December 22, 1998, between American Fidelity Dual Strategy Fund, Inc. and American Fidelity Assurance Company.  Incorporated by Reference to Exhibit 8.6 to Registrant’s Registration Statement on Post-Effective Amendment No. 1 to Form N-4 filed on April 26, 2004.

8.4.1
First Amendment to Fund Participation Agreement between American Fidelity Dual Strategy Fund, Inc. and American Fidelity Assurance Company.  Incorporated by Reference to Exhibit 8.7 to Registrant’s Registration Statement on Post-Effective Amendment No. 1 to Form N-4 filed on April 26, 2004.

8.4.2
Second Amendment to Fund Participation Agreement between American Fidelity Dual Strategy Fund, Inc. and American Fidelity Assurance Company dated July 16, 2002.  Incorporated by reference to Exhibit 8.8 to Registrant’s Registration Statement on Form N-4 filed on February 27, 2003.

8.4.3
Shareholder Information Agreement (22c-2 Agreement) dated April 9, 2007 by and between American Fidelity Dual Strategy Fund, Inc. and American Fidelity Assurance Company.  Incorporated by reference to Exhibit 8.4.3 to Registrant’s Registration Statement on Post-Effective Amendment No. 5 to Form N-4 filed on April 30, 2007.

8.5
Participation Agreement among Vanguard® Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company dated March 30, 2005.  Incorporated by reference to Exhibit 8.26 to Registrant’s Registration Statement on Post-Effective Amendment No. 3 to Form N-4 filed on April 27, 2005.

8.5.1
Amendment (22c-2 Agreement) to Participation Agreement dated July 12, 2006 by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company.  Incorporated by reference to Exhibit 8.5.1 to Registrant’s Registration Statement on Post-Effective Amendment No. 5 to Form N-4 filed on April 30, 2007.

8.5.2
Second Amendment to Participation Agreement by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company dated April 13, 2010.  Incorporated by reference to Exhibit 8.5.2 to Registrant’s Registration Statement on Post-Effective Amendment No. 9 to Form N-4 filed on April 29, 2010.

8.6
Investment Consultant Agreement between American Fidelity Assurance Company and Asset Services Company, L.L.C dated May 4, 2011.  Incorporated by reference to Exhibit 8.6 to Registrant’s Registration Statement on Post-Effective amendment No. 11 to Form N-4 filed on April 30, 2012.

9*	Opinion and Consent of Counsel.

10*	Consent of Independent Registered Public Accounting Firm.

99*	Relationship chart.

________________________
*	Filed herewith

ITEM 25.                      DIRECTORS AND OFFICERS OF THE DEPOSITOR

The following are the executive officers and directors of American Fidelity Assurance Company:

Name and Principal Business Address	Positions and Offices with Depositor
Gregory S. Allen 1515 London Road Charlottesville, Virginia 22901	Director
John M. Bendheim, Jr. 361 Canon Drive Beverly Hills, California 90210	Director
Robert D. Brearton 2000 N. Classen Boulevard Oklahoma City, Oklahoma 73106	Executive Vice President, Chief Financial Officer, Treasurer
Lynda L. Cameron 2000 N. Classen Boulevard Oklahoma City, Oklahoma 73106	Director
William M. Cameron 2000 N. Classen Boulevard Oklahoma City, Oklahoma 73106	Chairman of the Board, Chief Executive Officer, Director
David R. Carpenter 2000 N. Classen Boulevard Oklahoma City, Oklahoma 73106	President, Chief Operations Officer
William E. Durrett 2000 N. Classen Boulevard Oklahoma City, Oklahoma 73106	Senior Chairman of the Board, Director
Charles R. Eitel 2513 Spice Bush Lane Naples, Florida 34105	Director
Theodore M. Elam 211 N. Robinson, 10th Floor Oklahoma City, OK 73102	Director
Stephen P. Garrett 2000 N. Classen Boulevard Oklahoma City, Oklahoma 73106	Senior Vice President, General Counsel, Secretary
Alfred L. Litchenburg 2000 N. Classen Boulevard Oklahoma City, Oklahoma 73106	Executive Vice President
Paula Marshall 2727 East 11th Street Tulsa, Oklahoma 74104	Director
Tom J. McDaniel 2000 N. Classen Boulevard Oklahoma City, OK 73106	Director
Stephen M. Prescott, M.D. 825 N.E. 13th St. Oklahoma City, OK 73104	Director
Gary E. Tredway 2000 N. Classen Boulevard Oklahoma City, OK 73106	Executive Vice President

ITEM 26.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

A relationship chart is included as Exhibit 99.  The subsidiaries of American Fidelity Assurance Company reflected in the chart are included in the consolidated financial statements of American Fidelity Assurance Company in accordance with generally accepted accounting principles.

ITEM 27.                      NUMBER OF CONTRACT OWNERS

As of March 31, 2013, there were 5,879 contract participants under eligible nonqualified deferred compensation plans offered by Separate Account C.

ITEM 28.                      INDEMNIFICATION

The Bylaws of American Fidelity Assurance Company (Article VIII, Section 3) provide, in part, that:

(a)           American Fidelity Assurance Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of American Fidelity Assurance Company) by reason of the fact that he is or was a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees), amounts paid in settlement (whether with or without court approval), judgments, fines actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of American Fidelity Assurance Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was not unlawful.

(b)           American Fidelity Assurance Company shall indemnify every person who is or was a party or is or was threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of American Fidelity Assurance Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of American Fidelity Assurance Company, or is or was serving at the request of American Fidelity Assurance Company as a director, officer, employee, or agent or in any other capacity of or in another corporation, or a partnership, joint venture, trust, or other enterprise, or by reason of any action alleged to have been taken or not taken by him while acting in such capacity, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such threatened, pending, or completed action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of American Fidelity Assurance Company. The termination of any such threatened or actual action or suit by a settlement or by an adverse judgment or order shall not of itself create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of American Fidelity Assurance Company. Nevertheless, there shall be no indemnification with respect to expenses incurred in connection with any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to American Fidelity Assurance Company, unless, and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper.

(c)           To the extent that a director, officer, employee, or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Subsections (a) and (b) hereof, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with such defense.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted for directors and officers or controlling persons of the Registrant pursuant to the foregoing, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling persons of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.                      PRINCIPAL UNDERWRITERS

(a)           American Fidelity Securities, Inc. is the principal underwriter for the Registrant, American Fidelity Separate Account A, American Fidelity Separate Account B, and American Fidelity Dual Strategy Fund, Inc.®

(b)           The following persons are the officers and directors of American Fidelity Securities, Inc.  The principal business address for each of the following is 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106.

Name and Principal Business Address	Positions and Offices with Underwriter
David R. Carpenter	Director, Chairman and Chief Executive Officer; Investment Company and Variable Contracts Products Principal
Cherie L. Horsfall	Assistant Vice President and Operations Officer; Investment Company and Variable Contracts Products Principal
Christopher T. Kenney	Director, President, Chief Operating Officer and Secretary; Investment Company and Variable Contracts Products Principal
David M. Robinson	Assistant Vice President and Chief Compliance Officer and Variable Contracts Products Principal
Shirley Williams	Assistant Vice President, Chief Financial Officer and Treasurer; Financial and Operations Principal

(c)           The commissions received by American Fidelity Securities, Inc. in connection with Separate Account C in 2012 were $51,243.  It received no other compensation from or on behalf of the Registrant during the year.

ITEM 30.                      LOCATION OF ACCOUNTS AND RECORDS

David R. Carpenter, President and Chief Operations Officer of American Fidelity Assurance Company, whose address is 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106, maintains physical possession of the accounts, books, or documents of the Separate Account required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.

ITEM 31.                      MANAGEMENT SERVICES

Not Applicable.

ITEM 32.                      UNDERTAKINGS

(a) Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

(d) Registrant hereby undertakes to represent that any contract offered by the prospectus that is issued pursuant to Section 403(b) of the Internal Revenue Code is issued by the Registrant in reliance upon, and in compliance with, the Securities and Exchange Commission’s no-action letter to the American Council of Life Insurance (publicly available November 28, 1988), which permits withdrawal of restrictions to the extent necessary to comply with Internal Revenue Code Section 403(b)(11).

REPRESENTATIONS

American Fidelity Assurance Company hereby represents that the fees and charges deducted under the policies described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by American Fidelity Assurance Company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Oklahoma City and State of Oklahoma on April 4, 2013.

AMERICAN FIDELITY SEPARATE ACCOUNT C (Registrant) By: American Fidelity Assurance Company (Depositor)
By:	/S/ David R. Carpenter ________
David R. Carpenter, President

AMERICAN FIDELITY ASSURANCE COMPANY (Depositor)
By:	/S/ David R. Carpenter ________
David R. Carpenter, President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.  Each of the undersigned hereby appoints David R. Carpenter and Robert D. Brearton, individually, as his/her true and lawful attorney-in-fact with full power to sign for him/her, in his/her name as officer or director, or both, of American Fidelity Assurance Company, a post-effective amendment to registration statement (and any and all amendments thereto, including additional post-effective amendments) on Form N-4 to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

Signature	Date	Title
/S/Robert D. Brearton_________________________________ Robert D. Brearton	April 4, 2013 Date	Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)
_________________________________________________ William M. Cameron	____________ Date	Chairman, Chief Executive Officer and Director (Principal Executive Officer)
/S/David R. Carpenter________________________________ David R. Carpenter	April 4, 2013 Date	President and Chief Operations Officer (Principal Financial and Accounting Officer)
/S/William E. Durrett_________________________________ William E. Durrett	April 3, 2013 Date	Senior Chairman of the Board and Director
/S/Gregory S. Allen__________________________________ Gregory S. Allen	April 4, 2013 Date	Director
/S/John M. Bendheim, Jr.______________________________ John M. Bendheim, Jr.	April 4, 2013 Date	Director
/S/Lynda L. Cameron________________________________ Lynda L. Cameron_	April 17, 2013 Date	Director
/S/Charles R. Eitel___________________________________ Charles R. Eitel	April 5, 2013 Date	Director
/S/Theodore M. Elam________________________________ Theodore M. Elam	April 4, 2013 Date	Director
/S/Paula Marshall___________________________________ Paula Marshall	April 3, 2013 Date	Director
/S/Tom J. McDaniel_________________________________ Tom J. McDaniel	April 2, 2013 Date	Director
/S/Stephen M. Prescott______________________________ Stephen M. Prescott	April 8, 2013 Date	Director

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION	METHOD OF FILING
1	Resolution adopted by the Board of American Fidelity Assurance Company authorizing the establishment of Separate Account C.	Incorporated by reference
3	Amended and Restated Principal Underwriter’s Agreement dated July 10, 2006, between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc.	Incorporated by reference
3.1
Second Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc., dated April 20, 2012.

Incorporated by reference
4.1	Flexible Premium Group Variable Annuity.	Incorporated by reference
5.1	Section 457(b) Deferred Compensation Plan Participation Election Form.	Incorporated by reference
5.2	Section 457 Group Variable Annuity Master Application.	Incorporated by reference
6.1	Articles of Incorporation of American Fidelity Assurance Company as amended.	Incorporated by reference
6.2	Amended and Restated Bylaws of American Fidelity Assurance Company dated November 24, 1997.	Incorporated by reference
8.1	Shareholder Services Agreement dated January 16, 2001, between American Fidelity Assurance Company and American Century Investment Management, Inc.	Incorporated by reference
8.1.1	Amendment No. 1 to Shareholder Services Agreement between American Fidelity Assurance Company and American Century Investment Management, Inc. dated April 6, 2001.	Incorporated by reference
8.1.2	Amendment No. 2 to Shareholder Services Agreement between American Fidelity Assurance Company and American Century Investment Management, Inc. dated June 27, 2002.	Incorporated by reference
8.1.3	Amendment No. 3 to the Shareholder Services Agreement between American Fidelity Assurance Company and American Century Investment Management, Inc. dated March 22, 2005.	Incorporated by reference
8.1.4	Shareholder Information Agreement (22c-2 Agreement) dated April 16, 2007 by and between American Century Investment Services, Inc. and American Fidelity Assurance Company.	Incorporated by reference
8.2	Second Amended and Restated Fund Participation Agreement dated April 26, 2010, between American Fidelity Assurance Company, BlackRock Investments, LLC and BlackRock Variable Series Funds, Inc.	Incorporated by reference
8.2.1	Administrative Services Agreement dated May 1, 1999, between American Fidelity Assurance Company and Merrill Lynch Asset Management, L.P.	Incorporated by reference
8.2.2	Amendment to The Administrative Services Agreement between American Fidelity Assurance Company and Merrill Lynch Asset Management, L. P. dated February 28, 2005.	Incorporated by reference
8.2.3	Second Amendment to Administrative Services Agreement among American Fidelity Assurance Company, American Fidelity Securities, Inc. and BlackRock Advisors, LLC effective May 1, 2007.	Incorporated by reference
8.2.4	Third Amendment to Administrative Services Agreement among American Fidelity Assurance Company, American Fidelity Securities, Inc. and BlackRock Advisors, LLC dated February 1, 2011.	Incorporated by reference
8.2.5	Shareholder Information Agreement (22c-2 Agreement) dated April 16, 2007 by and between BlackRock Distributors, Inc. and American Fidelity Assurance Company.	Incorporated by reference
8.3
Fund Participation Agreement dated May 13, 1997, between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund), as amended by Amendment to Fund Participation Agreement dated May 13, 1997.

Incorporated by reference
8.3.1
Amendment to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund).

Incorporated by reference
8.3.2
Amendment to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund) dated June 3, 2002.

Incorporated by reference
8.3.3
Amendment to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Stock Index Fund, Inc. (f/k/a “The Dreyfus Life and Annuity Index Fund (d/b/a/ Dreyfus Stock Index Fund”)”) dated November 1, 2010.

Incorporated by reference
8.3.4
Amendment No. 5 to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Stock Index Fund, Inc. (f/k/a “The Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund)”) dated April 13, 2012.

Incorporated by reference
8.3.5	Agreement dated May 13, 1997 between American Fidelity Assurance Company and The Dreyfus Corporation.	Incorporated by reference
8.3.6	Amendment to the Agreement between The Dreyfus Corporation and American Fidelity Assurance Company dated January 1, 1999.	Incorporated by reference
8.3.7	Amendment No. 2 to the Agreement between The Dreyfus Corporation and American Fidelity Assurance Company dated March 15, 2005.	Incorporated by reference
8.3.8	Amendment to Agreement by and between The Dreyfus Corporation and each of American Fidelity Assurance Company and American Fidelity Securities, Inc. dated November 1, 2010.	Incorporated by reference
8.3.9	2006 Supplemental Agreement (22c-2 Agreement) dated October 1, 2006 by and between Dreyfus Service Corporation and American Fidelity Assurance Company.	Incorporated by reference

8.4	Fund Participation Agreement dated December 22, 1998, between American Fidelity Dual Strategy Fund, Inc. and American Fidelity Assurance Company.	Incorporated by reference
8.4.1	First Amendment to Fund Participation Agreement between American Fidelity Dual Strategy Fund, Inc. and American Fidelity Assurance Company.	Incorporated by reference
8.4.2	Second Amendment to Fund Participation Agreement between American Fidelity Dual Strategy Fund, Inc. and American Fidelity Assurance Company dated July 16, 2002.	Incorporated by reference
8.4.3	Shareholder Information Agreement (22c-2 Agreement) dated April 9, 2007 by and between American Fidelity Dual Strategy Fund, Inc. and American Fidelity Assurance Company.	Incorporated by reference
8.5	Participation Agreement among Vanguard® Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company dated March 30, 2005.	Incorporated by reference
8.5.1
Amendment (22c-2 Agreement) to Participation Agreement dated July 12, 2006 by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company.

Incorporated by reference
8.5.2
Second Amendment to Participation Agreement by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company dated April 13, 2010.

Incorporated by reference
8.6	Investment Consultant Agreement between American Fidelity Assurance Company and Asset Services Company, L.L.C. dated May 4, 2011.	Incorporated by reference
9	Opinion and Consent of Counsel.	Filed herewith
10	Consent of Independent Registered Public Accounting Firm.	Filed herewith
99	Relationship chart.	Filed herewith